As filed with the Securities and Exchange Commission on April 17, 2020
Registration Nos. 333-70963; 811-09201
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 39     (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 32 (X)
COLI VUL-2 SERIES ACCOUNT
(Exact Name of Registrant)
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Office)
(303) 737-3000
(Depositor’s Telephone Number)
Edmund F. Murphy III
President & Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copy to:
Ann B. Furman, Esq.
Carlton Fields, P.A.
1025 Thomas Jefferson Street, N.W., Suite 400 West
Washington, D.C. 20007-5208
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2020, pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on (date), pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: flexible premium variable universal life insurance policies.

Great-West Life & Annuity Insurance Company
A Stock Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (303) 737-3000
Executive Benefit VUL II  —  Prospectus
A Flexible Premium Variable Universal Life Insurance Policy
offered by Great-West Life & Annuity Insurance Company in
connection with its COLI VUL-2 Series Account
Internet Availability of Portfolio Reports: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the Portfolios available under your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by contacting the Retirement Resource Operations Center at (800) 838-0650.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting the Retirement Resource Operations Center at the toll-free number referenced immediately above. Your election to receive reports in paper will apply to all Portfolios available under your Policy.
This prospectus describes Executive Benefit VUL II, a flexible premium variable universal life insurance policy (the “Policy”) offered by Great-West Life & Annuity Insurance Company (“Great-West,” “Company,” “we,” “our” or “us”).
The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes.
The Policy allows “you,” the Owner, within certain limits to:
•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.
This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should keep this prospectus on file for future reference.
The Policy that we are currently issuing became available on May 1, 2011. Policies issued before May 1, 2011 are described in a separate prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is May 1, 2020
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Summary of the Policy and its Benefits
This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.
1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.
2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.
3. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.
4. Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.
We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least the minimum interest rate indicated in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.
5. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law (30 days for replacement policies), and depending on state law, receive (i) your Policy Value (less surrenders, withdrawals and distributions), or (ii) the greater of your Premiums, less any withdrawals, or your Policy Value. The money you contribute to the Policy will be invested at your direction, except that in some states during your free look period your Premiums will be allocated to the Great-West Government Money Market Division.
6. Investment Options and Funds. You may allocate your net Premium payments among the available investment divisions (“Divisions”) or the Fixed Account.
Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.
You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.
7. Death Benefit. You may choose from among two death benefit options –
1.	a fixed benefit equal to the Total Face Amount of your Policy; or
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.
For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.
We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.
At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.
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After the first Policy Year, you may change your death benefit option once each Policy Year.
8. Account Value. Your Account Value will reflect -
1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account;
4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.
9. Accessing Your Account Value. You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes and you have had positive net investment performance.
There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail in “Charges and Deductions” below.
You may withdraw a portion of your Account Value at any time while your Policy is in force.
A withdrawal may reduce your death benefit.
We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.
10. Supplemental Benefits. The following optional riders are available –
1.	term life insurance; and
2.	change of Insured (not available to individual Owners).
We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.
11. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. “Paid-up” insurance is a policy where all premiums have been paid and there are no additional premiums due. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.
12. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.
13. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.
If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.
14. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.
The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.
15. Policy Loans. You may borrow from us using your Account Value as collateral. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.
The minimum Policy loan amount is $500.
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16. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.
17. Target Premium. Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.
18. State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that is applicable to your state.
Policy Risks
1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.
2. Not Suitable as Short-Term Savings Vehicle. The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.
3. Risk of Policy Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.
If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.
If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.
4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.
5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. In addition, we do not intend to enforce the restrictions on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” below. Certain limitations apply to Transfers into and out of the Fixed Account. See “Fixed Account Transfers” below.
6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.
There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.
7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.
Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.
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8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.
Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.
Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 1⁄2.
9. General Account Risk. Great-West’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to Great-West’s claims-paying ability. An Owner should look to the financial strength of Great-West for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to Great-West’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about Great-West’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.
Fund Risks
The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.
We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.
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Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium Current: 6.0%
Sales Load**	Upon each Premium Payment	Maximum: 6.5% of Premium Current: 2.5% of Premium up to target and 1.0% of Premium in excess of target
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates
*	The Expense Charge consists of the Sales Load plus the Premium Tax.
**	The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.
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Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.01 per $1000 Maximum: $83.33 per $1000
Cost of Insurance Charge for a 46- year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.160 per $1000
Mortality and Expense Risk Charge[2]	Monthly	Guaranteed: 0.90% (of average daily net assets) annually Current: 0.28% for Policy Years 1-20, and 0.10% thereafter
Service Charge	Monthly	Maximum: $10/month Current: $7.50/month

[1]	The Cost of Insurance Charge will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance charge by contacting our Service Center at 888-353-2654.

[2]	The mortality and expense risk charge is accrued daily and deducted on the first day of each Policy month by cancelling accumulation units pro-rata against Sub-Accounts.
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Supplemental Benefit Charges
Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described in “Charges and Deductions” below. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.
Change of Insured Rider[3]*	Upon change of Insured	Minimum: $100 per change Maximum: $400 per change
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.01 per $1000 Maximum COI: $83.33 per $1000
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.160 per $1000
*	Not available for individual Owners.
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.
Total Annual Fund Operating Expenses4
(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
	Minimum	Maximum
Total Annual Fund Operating	0.27%	2.63%
THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

3. The Change of Insured Rider will vary based on individual characteristics. The charge shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting our Service Center at 888-353-2654.

4. Expenses are shown as a percentage of a Fund’s average net assets as of December 31, 2019. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.
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Description of Depositor, Registrant, and Funds
Great-West Life & Annuity Insurance Company
Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.
Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
On January 24, 2019, Great-West announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Policy. Subject to the provision of certain services by Great-West or its affiliates for a transitional period following the closing, Protective has agreed to provide administration for the Policy in accordance with their terms and conditions. The transaction closed on June 1, 2019.
The Series Account
The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.
We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).
We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.
The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.
All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.
The Investment Options and Funds
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The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.
Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.
The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.
Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.
Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.
Such payments and fees create an incentive for us to offer portfolios (or classes of shares of portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a portfolio (or class or share of a portfolio) as an investment option under the Policy. Other available investment portfolios (or other available classes of shares of the portfolios) may have lower fees and better overall investment performance than the portfolios (or classes of shares of the portfolios) offered under the Policy.
If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary’s Web site for more information.
Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Funds of Great-West Funds, Inc., which are available Funds under the Policies. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.
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Closed Divisions. Effective May 1, 2013, the Division investing in the Invesco V.I. Health Care Fund (Series I Shares) was closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of May 1, 2013, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2014, the Division investing in the Columbia Variable Portfolio – Small Cap Value Fund (Class 1 Shares) was closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2015, the Division investing in the VanEck VIP Emerging Markets Fund (Initial Class Shares) was closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of May 1, 2015, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2016, the Divisions investing in the following Funds were closed to new Owners: Alger Small Cap Growth Portfolio (Class I-2 Shares); Davis Value Portfolio; Invesco V.I. Mid Cap Core Equity Fund (Series I Shares); Janus Henderson Overseas Portfolio (Institutional Shares); and Royce Capital Fund Small-Cap Portfolio (Service Class Shares). Owners with amounts invested in these Funds as of May 1, 2016 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective May 1, 2017, the Divisions investing in the following Funds were closed to new Owners: DWS Small Mid Cap Value VIP (Class A Shares); Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares); and Lord Abbett Series Fund Developing Growth Portfolio (Class VC Shares). Owners with amounts invested in these Funds as of May 1, 2017 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective May 1, 2019, the Divisions investing in the following Funds were closed to new Owners: Fidelity® Variable Insurance Products Contrafund® Portfolio (Service Class 2 Shares); Goldman Sachs Multi-Strategy Alternatives Portfolio (Service Shares) and Putnam VT Emerging Markets Equity Fund (formerly Putnam VT International Growth Fund) (Class IA Shares). Owners with amounts invested in these Funds as of May 1, 2017 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective October 25, 2019, the Division investing in the Great-West Large Cap Value Fund (formerly Great-West Putnam Equity Income Fund) (Investor II Class Shares) was closed to new Owners. Investor II Class shares are only available to former Investor Class and Class L shareholders of the Great-West T. Rowe Price Equity Income Fund which merged into the Fund. Owners with amounts invested in these Funds as of October 25, 2019 may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Fund Investment Objectives. The investment objectives of the Funds are briefly described below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - advised by Invesco Advisers, Inc.
Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series I Shares) - seeks capital appreciation.
Invesco V.I. Global Real Estate Fund (Series I Shares) - seeks total return through growth of capital and current income. Invesco Asset Management Ltd is the sub-adviser to this Fund.
Invesco V.I. Health Care Fund (Series I Shares)* - seeks long-term growth of capital.
Invesco V.I. International Growth Fund (Series I Shares) - seeks long-term growth of capital.
Invesco V.I. Mid Cap Core Equity Fund (Series I Shares)* - seeks long-term growth of capital.
Alger Portfolios – advised by Fred Alger Management, Inc.
Alger Small Cap Growth Portfolio (Class I-2 Shares)* - seeks long-term capital appreciation.
American Century Variable Portfolios, Inc. – advised by American Century Investment Management, Inc.
American Century Investments® VP Capital Appreciation Fund (Class I Shares) - seeks capital growth.
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American Century Investments® VP Mid Cap Value Fund (Class I Shares) - seeks long-term capital growth; income is a secondary consideration.
American Century Investments® VP Ultra Fund (Class I Shares) - seeks long-term capital growth.
American Century Investments® VP Value Fund (Class I Shares) - seeks long-term capital growth; income is a secondary consideration.
American Century Variable Portfolios II, Inc. – advised by American Century Investment Management, Inc.
American Century Investments® VP Inflation Protection Fund (Class II Shares) - seeks long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series® - advised by Capital Research and Management Company
American Funds IS Global Small Capitalization Fund (Class 2 Shares) - seeks long-term growth of capital.
American Funds IS Growth Fund (Class 2 Shares) - seeks growth of capital.
American Funds IS Growth-Income Fund (Class 2 Shares) - seeks to achieve long-term growth of capital and income.
American Funds IS International Fund (Class 2 Shares) - seeks to provide investors with long-term growth of capital.
American Funds IS New World Fund® (Class 2 Shares) - seeks long-term capital appreciation.
Blackrock Variable Series Funds, Inc. - advised by BlackRock Advisors, LLC
BlackRock 60/40 Target Allocation ETF V.I. Fund (Class I Shares) - seeks to track the investment results of an index composed of global equities in the technology sector.
BlackRock Global Allocation V.I. Fund (Class I Shares) - seeks high total investment return.
BlackRock High Yield V.I. Fund (Class I Shares) - seeks to maximize total return, consistent with income generation and prudent investment management. BlackRock International Limited is the sub-adviser to this Fund.
BNY Mellon Stock Index Fund, Inc. (formerly Dreyfus Stock Index Fund, Inc.) - advised by BNY Mellon Investment Adviser, Inc. (formerly The Dreyfus Corporation).
BNY Mellon Stock Index Fund (formerly Dreyfus Stock Index Fund) (Initial Shares) - seeks to match the total return of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index). Mellon Investments Corporation is the sub-adviser to this Fund.
BNY Mellon Variable Investment Fund (formerly Dreyfus Variable Investment Fund) – advised by BNY Mellon Investment Adviser, Inc. (formerly The Dreyfus Corporation).
BNY Mellon VIF International Equity Portfolio (formerly Dreyfus VIF International Equity Portfolio) (Initial Shares) - seeks capital growth. Newton Investment Management (North America) Limited is the sub-adviser to this Fund.
Columbia Funds Variable Insurance Trust - advised by Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Small Cap Value (Class 1 Shares)* - seeks long-term capital appreciation.
Davis Variable Account Fund, Inc. - advised by Davis Selected Advisors, L.P.
Davis Financial Portfolio - seeks long-term growth of capital. Davis Selected Advisers-NY, Inc. is the sub-adviser to this Fund.
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Davis Value Portfolio* - seeks long-term growth of capital. Davis Selected Advisers-NY, Inc. is the sub-adviser to this Fund.
Delaware VIP® Trust – advised by Delaware Management Company
Delaware VIP® International Value Equity Series (Standard Class Shares) - seeks long-term growth without undue risk to principal.
Delaware VIP® Small Cap Value Series (Service Class Shares) - seeks capital appreciation.
Deutsche DWS Investments VIT Funds – advised by DWS Investment Management Americas, Inc.
DWS Small Cap Index VIP (Class A Shares) - seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies. Northern Trust Investments, Inc. is the sub-adviser to this Fund.
Deutsche DWS Variable Series I – advised by DWS Investment Management Americas, Inc.
DWS Core Equity VIP (Class A Shares) - seeks long-term growth of capital, current income and growth of income.
Deutsche DWS Variable Series II – advised by DWS Investment Management Americas, Inc.
DWS High Income VIP (Class A Shares) - seeks a high level of current income.
DWS Small Mid Cap Value VIP (Class A Shares)* - seeks long-term capital appreciation.
Eaton Vance Variable Trust – advised by Eaton Vance Management
Eaton Vance VT Floating-Rate Income Fund (Initial Class Shares) - seeks to provide a high level of current income.
Federated Hermes Insurance Series (formerly Federated Insurance Series) – advised by Federated Investment Management Company
Federated Hermes High Income Bond Fund II (formerly Federated High Income Bond Fund II) (Primary Class Shares) - seeks high current income.
Fidelity® Variable Insurance Products Fund II – advised by Fidelity Management & Research Company
Fidelity® VIP Contrafund® Portfolio (Service Class 2 Shares)* - seeks long-term capital appreciation. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Fidelity® VIP Emerging Markets Portfolio (Service Class 2 Shares) - seeks capital appreciation. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Fidelity® Variable Insurance Products Fund III – advised by Fidelity Management & Research Company
Fidelity® VIP Mid Cap Portfolio (Service Class 2 Shares) - seeks long-term growth of capital. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Goldman Sachs Variable Insurance Trust – advised by Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares)* - seeks long-term capital appreciation.
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (Service Shares)* - seeks long-term growth of capital.
Great-West Funds, Inc. – advised by Great-West Capital Management, LLC
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Great-West Ariel Mid Cap Value Fund (Investor Class Shares) - seeks long-term capital appreciation. Ariel Investments, LLC is the sub-adviser to this Fund.
Great-West Bond Index Fund (Investor Class Shares) - seeks investment results that track the total return of the debt securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index.
Great-West Core Bond Fund (Investor Class Shares) - seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. Federated Investment Management Company and Wellington Management Company LLP are the sub-advisers to this Fund.
Great-West Emerging Markets Equity Fund (Investor Class Shares) - seeks long-term capital appreciation. Lazard Asset Management LLC and UBS Asset Management (Americas) Inc. are the sub-advisers to this Fund.
Great-West Global Bond Fund (Investor Class Shares) - seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. and Mellon Investments Corporation are the sub-advisers to the Fund.
Great-West Government Money Market Fund (Investor Class Shares) - seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Great-West Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.
Great-West Inflation-Protected Securities Fund (Investor Class Shares) - seeks real return consistent with the preservation of capital. Goldman Sachs Asset Management, L.P. is the sub-adviser to this Fund.
Great-West International Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index. Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West International Value Fund (Investor Class Shares) - seeks long-term capital growth. LSV Asset Management and Massachusetts Financial Services Company are the sub-advisers to this Fund.
Great-West Invesco Small Cap Value Fund (Investor Class Shares) - seeks long-term growth of capital. Invesco Advisers, Inc. is the sub-adviser to this Fund.
Great-West Large Cap Growth Fund (Investor Class Shares) - seeks long-term growth of capital. Amundi Pioneer Asset Management, Inc. and J.P. Morgan Investment Management Inc. are the sub-advisers to this Fund.
Great-West Large Cap Value Fund (formerly Great-West Putnam Equity Income Fund) (Investor Class Shares) - seeks capital growth and current income. Putnam Investment Management, LLC and T. Rowe Price Associates, Inc. are the sub-advisers to this Fund.
Great-West Large Cap Value Fund (formerly Great-West Putnam Equity Income Fund) (Investor II Class Shares)* - seeks capital growth and current income. Putnam Investment Management, LLC and T. Rowe Price Associates, Inc. are the sub-advisers to this Fund.
Great-West Loomis Sayles Small Cap Value Fund (Investor Class Shares) - seeks long-term capital growth. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.
Great-West Mid Cap Value Fund (Investor Class Shares) - seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the sub-adviser to this Fund.
Great-West Multi-Sector Bond Fund (Investor Class Shares) - seeks high total investment return through a combination of current income and capital appreciation. Loomis, Sayles & Company, L.P. and Newfleet Asset Management, LLC are the sub-advisers to this Fund.
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Great-West Real Estate Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts (“REITs”). Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West S&P Mid Cap 400® Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses, which track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) MidCap 400® Index. Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West S&P Small Cap 600® Index Fund (Investor Class Shares) - seeks investment results that track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) SmallCap 600® Index. ) Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West Short Duration Bond Fund (Investor Class Shares) - seeks maximum total return that is consistent with preservation of capital and liquidity.
Great-West Small Cap Growth Fund (Investor Class Shares) - seeks long-term capital appreciation. Lord, Abbett & Co. LLC and Peregrine Capital Management, LLC are the sub-advisers to the Fund.
Great-West T. Rowe Price Mid Cap Growth Fund (Investor Class Shares) - seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.
Great-West U.S. Government Securities Fund (Investor Class Shares) - seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Great-West Lifetime Funds
Great-West Lifetime 2015 Fund (Investor Class Shares) - seeks income and secondarily, capital growth.
Great-West Lifetime 2020 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2020, it seeks income and secondarily capital growth.
Great-West Lifetime 2025 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2025, it seeks income and secondarily capital growth.
Great-West Lifetime 2030 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2030, it seeks income and secondarily capital growth.
Great-West Lifetime 2035 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2035, it seeks income and secondarily capital growth.
Great-West Lifetime 2040 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2040, it seeks income and secondarily capital growth.
Great-West Lifetime 2045 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2045, it seeks income and secondarily capital growth.
Great-West Lifetime 2050 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2050, it seeks income and secondarily capital growth.
Great-West Lifetime 2055 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2055, it seeks income and secondarily capital growth.
Great-West Lifetime 2060 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2060, it seeks income and secondarily capital growth.
Great-West Profile Funds
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Each of the following Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.
Great-West Aggressive Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments.
Great-West Conservative Profile Fund (Investor Class Shares) - seeks capital preservation primarily through investments in underlying funds that emphasize fixed income investments.
Great-West Moderate Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments.
Great-West Moderately Aggressive Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments and, to a lesser degree, in underlying funds that emphasize fixed income investments.
Great-West Moderately Conservative Profile Fund (Investor Class Shares) - seeks income and capital appreciation primarily through investments in underlying funds that emphasize fixed income investments and, to a lesser degree, in underlying funds that emphasize equity investments.
Janus Aspen Series – advised by Janus Capital Management LLC
Janus Henderson Balanced Portfolio (Institutional Shares) - seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Henderson Enterprise Portfolio (Institutional Shares) - seeks long-term growth of capital.
Janus Henderson Flexible Bond Portfolio (Institutional Shares) - seeks to obtain maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio (Institutional Shares) - seeks long-term growth of capital.
Janus Henderson Global Technology and Innovation Portfolio (formerly Janus Henderson Global Technology Portfolio) (Institutional Shares) - seeks long-term growth of capital.
Janus Henderson Overseas Portfolio (Institutional Shares)* - seeks long-term growth of capital.
JPMorgan Insurance Trust – advised by J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1 Shares) - seeks capital growth over the long term.
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1 Shares) - seeks high total return.
Legg Mason Partners Variable Equity Trust – advised by Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Mid Cap Portfolio (Class I Shares) - seeks long-term growth of capital. ClearBridge Investments, LLC is the sub-adviser to this Fund.
ClearBridge Variable Small Cap Growth Portfolio (Class I Shares) - seeks long-term growth of capital. ClearBridge Investments, LLC is the sub-adviser to this Fund.
Lord Abbett Series Fund, Inc. – advised by Lord, Abbett & Co. LLC
Lord Abbett Series Fund Developing Growth Portfolio (Class VC Shares)* - seeks long-term growth of capital.
Lord Abbett Series Fund Total Return Portfolio (Class VC Shares) - seeks income and capital appreciation to produce a high total return.
15

MFS® Variable Insurance Trust – advised by Massachusetts Financial Services Company
MFS® VIT Growth Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Mid Cap Growth Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Research Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Total Return Bond Series (Initial Class Shares) - seeks total return with an emphasis on current income, but also considering capital appreciation.
MFS® VIT Value Series (Initial Class Shares) - seeks capital appreciation.
MFS® Variable Insurance Trust II – advised by Massachusetts Financial Services Company
MFS® VIT II International Growth Portfolio (Initial Class Shares) - seeks capital appreciation.
MFS® Variable Insurance Trust III – advised by Massachusetts Financial Services Company
MFS® VIT III Blended Research® Small Cap Equity Portfolio (Initial Class Shares) - seeks capital appreciation.
MFS® VIT III Global Real Estate Portfolio (Initial Class Shares) - seeks total return.
MFS® VIT III Mid Cap Value Portfolio (Initial Class Shares) - seeks capital appreciation.
Neuberger Berman Advisers Management Trust – advised by Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares) - seeks growth of capital.
Neuberger Berman AMT Sustainable Equity Portfolio (Class I Shares) - seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.
PIMCO Variable Insurance Trust – advised by Pacific Investment Management Company, LLC
PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class Shares) - seeks maximum real return, consistent with prudent investment management.
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT High Yield Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio (Administrative Class Shares) - seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
Pioneer Variable Contracts Trust – advised by Amundi Pioneer Asset Management, Inc.
Pioneer Real Estate Shares VCT Portfolio (Class I Shares) - seeks long-term growth of capital; current income is a secondary objective.
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Putnam Variable Trust – advised by Putnam Investment Management, LLC
Putnam VT Emerging Markets Equity Fund Class (formerly Putnam VT International Growth Fund Class) (Class IA Shares)* - seeks long-term capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Equity Income Fund (Class IA Shares) - seeks capital growth and current income. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT Global Asset Allocation Fund (Class IA Shares) - seeks long-term return consistent with preservation of capital. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Global Equity Fund (Class IA Shares) - seeks capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Growth Opportunities Fund (Class IA Shares) - seeks capital appreciation. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT High Yield Fund (Class IA Shares) - seeks high current income. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT Income Fund (Class IB Shares) - seeks high current income consistent with what the manager believes to be prudent risk. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT International Value Fund (Class IA Shares) - seeks capital growth; current income is a secondary objective. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Research Fund (Class IA Shares) - seeks capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Small Cap Value Fund (Class IA Shares) - seeks capital appreciation. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT Sustainable Future Fund (Class IA Shares) - seeks capital appreciation and, as a secondary objective, current income. Putnam Investments Limited is the sub-adviser to this Fund.
Royce Capital Fund – advised by Royce & Associates, LP
Royce Small-Cap Portfolio (Service Class Shares)* - seeks long-term growth of capital.
T. Rowe Price Equity Series, Inc. – advised by T. Rowe Price Associates, Inc.
T. Rowe Price Blue Chip Growth Portfolio (Portfolio-II Class Shares) - seeks to provide long-term capital growth; income is a secondary objective.
VanEck VIP Trust – advised by Van Eck Associates Corporation
VanEck VIP Emerging Markets Fund (Initial Class Shares)* - seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
VanEck VIP Global Hard Assets Fund (Initial Class Shares) - seeks long-term capital appreciation by investing primarily in hard asset securities; income is a secondary consideration.
Victory Variable Insurance Funds – advised by Victory Capital Management, Inc.
Victory RS Small Cap Growth Equity VIP Series (Class I Shares) - seeks long-term capital growth.
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* The Sub-Account investing in this Fund is closed to new Owners.
You should contact your representative for further information on the availability of the Divisions.
Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.
We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.
The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.
Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.
We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.
The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.
We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.
This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.
Fixed Account
The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.
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The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.
The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that amounts you allocated to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.
The Fixed Account may not be available in all states.
Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues
In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.
Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.
The general considerations applicable to such a purchase include the following:
1.	Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.
2.	Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.
3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.
4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.
5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.
6.	An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.
7.	An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.
8.	An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.
9.	In an employer-financed insurance purchase arrangement, the procedures described below in “Market Timing and Excessive Trading”, which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described in this prospectus or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.
Charges and Deductions
The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.
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Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.
The current expense charge applied to Premium for sales load is 2.5% of Premium up to target and 1.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.
Where permitted by applicable state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.
The return of expense charge is based on the following:
Policy Year	Percentage of Account Value Returned
Year 1	7%
Year 2	6%
Year 3	5%
Year 4	4%
Year 5	3%
Year 6	2%
Year 7	1%
Year 8	0%
As described under the heading “Term Life Insurance Rider” below, we may offer a term life insurance rider that may have the effect of reducing the sales charge and the return of expense charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.
Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.28% for Policy Years 1 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense risk charge that has accrued.
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Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.
The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.
Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.
The monthly deduction equals the sum of 1, 2, 3, 4 and 5 where:
1.	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
2.	is the service charge;
3.	is the monthly cost of any additional benefits provided by riders which are a part of your Policy;
4.	is any extra risk charge if the Insured is in a rated class as specified in your Policy; and
5.	is the accrued mortality and expense risk charge.
The net amount at risk equals:
•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.
If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.
Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, investment earnings, persistency, capital and reserve requirements, interest rates and expenses (including taxes). For Policies issued on or after December 26, 2019, the guaranteed maximum monthly risk rates are based on the 2017 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2017 CSO”). For Policies issued prior to December 26, 2019, the guaranteed maximum monthly risk rates are based on the 2001 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table.
Currently, the guaranteed minimum monthly risk charge under the 2017 CSO is $0.01 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.
The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.
The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.
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Service Charge. We will deduct a maximum of $10 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $10-15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $7.50 per Policy Month.
Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.
Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.
Surrender Charges. Your Policy has no surrender charges.
Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.
Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.
We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” above.
General Description of Policy
Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.
Policy Rights
Owner. While the Insured is alive, unless you have assigned any of these rights, you may:
•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.
When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.
You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.
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Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.
Policy Limitations
Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.
We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus below.
You may change your allocation percentages at any time by Request.
Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.
Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.
Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division. In addition, we do not intend to enforce the restriction on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” below.
A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one-time rebalancing, however, will be counted as one Transfer).
Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. If the Company has imposed a limit on the amount that can be allocated to the Fixed Account, then your Transfer will be rejected if it would cause the value of the Fixed Account to exceed such limit. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the Transfer in the previous 365 day period.
Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner’s trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:
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•	Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail (“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;
•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.
The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.
Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.
The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.
You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers.
You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.
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Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.
The cash value of your current Policy will be applied to the new policy as the Initial Premium.
Age Requirements. An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.
Policy or Registrant Changes
Addition, Deletion or Substitution of Investment Options. Great-West selects the investment options offered though the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the investment option or an affiliate of the investment option will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the investment option, its investment adviser, or its distributor. For more information on such compensation, see “Charges and Deductions” in this prospectus. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include investment options based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected investment options of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.
Great-West does not control the investment options and cannot guarantee that any of the investment options will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new Sub-Accounts or to eliminate existing Sub-Accounts. Great-West periodically reviews each investment option and reserves the right to discontinue the offering of any investment option if we determine the investment option no longer meets one or more of the criteria, or if the investment option has not attracted significant allocations. If an investment option is discontinued, we may substitute shares of another investment option or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a Sub-Account corresponding to an investment option that is being discontinued, you will be given notice prior to the investment option’s elimination. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.
The Series Account. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in “Charges and Deductions” section of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies.
Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.
Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.
Modification. Upon notice to you, we may modify the Policy if such a modification –
•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.
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We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.
Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.
Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.
Account Value
Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.
We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.
Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.
The Account Value on the Policy Date equals:
•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly mortality and expense risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.
We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.
The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:
•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	the pro-rata portion of the mortality and expense risk charge accrued and charged to the Division, less
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•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.
Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:
1.	is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus
•	a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and
2.	is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•	a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.
The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.
The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.
The Fixed Account Value is:
•	Premiums, less Expense Charges, allocated to the Fixed Account; plus •Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	The portion of any accrued policy fees and charges allocated to the Fixed Account; minus
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges.
During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, Policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.
The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.
Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.
Other Provisions and Benefits
Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.
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If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.
Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date (one year if your Policy is issued in North Dakota) or two years within the date of reinstatement (one year if your Policy is issued in North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.
If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.
Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.
Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance which means all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2017 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for Insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations - Treatment When Insured Reaches Attained Age 121” below.
Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables above.
Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.
This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.
If you purchase this rider, the Total Face Amount shown on your Policy’s specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in “Death Benefit” below, using the Total Face Amount shown on your Policy’s specifications page.
Coverage under this rider will take effect on the latter of:
•	the Policy Date of the Policy to which this rider is attached; or
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•	the date this rider is delivered and the first rider premium is paid to the Company.
The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider’s death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy’s monthly risk charge.
If you purchase this rider, the sales load and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.
If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.
You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:
•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.
Change of Insured Rider (Not available to individual Owners). This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured’s age, sex, mortality class and the Premium rate in effect on the Policy Date.
Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.
In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.
Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.
Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.
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Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.
You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.
You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.
You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.
You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.
Non-Participating. The Policy does not pay dividends.
Premiums
Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.
You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.
Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.
We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.
We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.
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Free Look Period. During the free look period (ten days or the period required by your state), you may cancel your Policy. If you purchased your Policy as a replacement of an existing policy, the free look period is extended to 30 days from the date you received it. If you decide to cancel your Policy within the free look period, you must return the Policy to our Corporate Headquarters or an agent of Great-West. Policies returned during the free look period will be void from the start.
In states that require us to return Account Value if you cancel your Policy, net Premium will be allocated to the Divisions you select on your application. In those states, we will refund your Policy Value (less surrenders, withdrawals and distributions) as of the date we received your cancellation request. This amount may be higher or lower than your Premium payments depending on the investment performance, which means you bear the investment risk until we receive your Policy and notice of cancellation.
In states that require us to return Premium if you cancel your Policy, net Premium will first be allocated to the Great-West Government Money Market Division and remain there until the next Valuation Date following the end of the free look period. In those states, we will return the greater of Account Value (less any surrenders, withdrawals and distributions already received) or the amount of Premium received as of the date we received your cancellation request.
At the end of the free look period, the Sub-Account value held in the Great-West Government Money Market Division will be allocated to the Division(s) you selected. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the values from the date we received your payment.
During the free look period, you may change your Division allocations and your allocation percentages, however, depending on whether your state permits the immediate investment of your Premium, changes made during the free look period may not take effect until after the free look period has expired.
In your Policy, the free look period is also referred to as the right to examine.
Premium. All Premium payments must be made payable to “Great-West Life & Annuity Insurance Company” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.
We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.
We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.
Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See “Charges and Deductions - Expense Charge Applied to Premium,” above.
Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.
Death Benefits
Death Benefit. If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:
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•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured’s death, less
•	any accrued and unpaid Policy charges.
The Death Benefit payable on the Insured’s death will be paid in a lump sum unless the Owner elects to receive all or a portion of the Death Benefit Proceeds under a settlement option that the Company is then offering.

The Company will pay interest on the Death Benefit Proceeds from the date of death. The Company will pay interest on the Death Benefit Proceeds at a rate established by the Company for funds left on deposit. Additional interest shall accrue at a rate of 10% annually beginning with the date that is 31 calendar days from the latest of (i), (ii), and (iii) to the date the claim is paid, where:
(i)	The date that due proof of death is received by the Company;
(ii)	The date the Company receives sufficient information to determine our liability, the extent of the liability, and the appropriate payee legally entitled to the Proceeds; and
(iii)	The date that legal impediments to the payment of Death Benefit Proceeds that depend on the action of parties other than the Company are resolved and sufficient evidence of the same is provided to the Company.

Legal impediments to payment include, but are not limited to (a) the establishment of guardianships and conservatorships; (b) the appointment and qualification of trustees, executors and administrators; and (c) the submission of information required to satisfy state and federal reporting requirements.
In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations - Tax Status of the Policy,” below. Your Policy must qualify under the cash value accumulation test (“CVAT”).
Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.
The Policy has two death benefit options.
Option 1. The “Level Death” Option. Under this option, the death benefit is –
•	the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.
This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).
Option 2. The “Coverage Plus” Option. Under this option, the death benefit is –
•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.
This death benefit option should be selected if you want to maximize your death benefit.
Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.
There is no minimum death benefit guarantee associated with this Policy.
Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.
A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:
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•	If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.
•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.
Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.
Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.
Increases in Total Face Amount. To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.
Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.
Decreases in Total Face Amount. A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.
For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:
•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.
Surrenders and Withdrawals
Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.
We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.
If you withdraw part of the Cash Surrender Value, your Policy’s death benefit will be reduced and you may incur taxes and tax penalties.
You may borrow from us using your Account Value as collateral.
A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” below.
Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.
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The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.
Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions and the Fixed Account in proportion to the amounts in the Divisions and the Fixed Account bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.
A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” below.
Loans
Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.
The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.
Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.
We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.
We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate.
We will send you advance notice of any increase in the Policy loan rate.
Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.
All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.
A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.
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Lapse and Reinstatement
Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.
Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.
The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.
Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.
Reinstatement. Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:
•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•	you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.
A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:
•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	the expense charge applied to Premium.
The effective date of reinstatement will be the date the application for reinstatement is approved by us.
Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:
•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•	an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.
Federal Income Tax Considerations
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue
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Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.
The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.
Tax Status of the Policy
A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.
Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.
Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.
The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy Benefits
Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.
If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.
Depending on the circumstances, any of the following transactions may have federal income tax consequences:
•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
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•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.
In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.
Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.
Exchanges. Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one life insurance contract for another. Generally, a life insurance contract issued in an exchange for another life insurance contract is treated for purposes of qualification under section 7702 of the Code as a new issue as of the date of the exchange. A contract’s status as a MEC cannot be changed as a result of an exchange. A MEC includes any life insurance contract that is received in exchange for a MEC.
Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC if there is a “material change” to the Policy.
We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.
Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.
The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.
Distributions
Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.
If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.
Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.
Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:
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•	First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.
•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•	Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:
1.	is made when the taxpayer is age 59 1⁄2 or older;
2.	is attributable to the taxpayer becoming disabled; or
3.	is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).
Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.
Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.
The IRS has issued Revenue Procedure 2018-20 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table or the 2017 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2018-20, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2018-20 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of the Age 100 Safe Harbor.”
Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions. We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a “life insurance contract.” We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.
Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer’s otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.
Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.
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The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.
In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.
Employer-Owned Life Insurance. Section 101(j) of the Code denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.
Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal advisor.
Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.
Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.
Investment Income Surtax. Taxable distributions from life insurance policies are considered “investment income” for purposes of the investment income surtax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). The IRS has issued regulations that treat taxable distributions from life insurance policies as “Net investment income.” Please discuss the impact of the Investment Income Surtax on you with a competent tax advisor.
Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Tax Cuts and Jobs Act of 2017, we are generally required to capitalize and amortize certain Policy acquisition expenses over a fifteen year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.
A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.
Summary
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•	We do not make any guarantees about the Policy’s tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.
Corporate Tax Shelter Requirements
The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.
Legal Proceedings
There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.
Legal Matters
Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
The law firm of Carlton Fields, P.A., 1025 Thomas Jefferson St., N.W., Suite 400 West, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.
Cyber Security Risks
Because our variable life insurance contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions), cyber-attacks, and similar incidents or events. These risks include, among other things, the theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, unauthorized access to or release of confidential Owner information, and unintentional events and occurrences. Such system failures, cyber-attacks, and similar incidents or events affecting us, the Funds, intermediaries and other affiliated or third-party service providers or business partners may adversely affect us and your Policy value. For instance, system failures, cyber-attacks, and similar incidents or events may interfere with our processing of Policy transactions, including the processing of Transfer Requests from our website or with the portfolios, impact our ability to calculate Unit Values, cause the release, loss, and possible destruction of confidential owner or business information, impede order processing, subject us and/or our service providers, intermediaries, and business partners to regulatory inquiries and proceedings (possibly resulting in fines and/or penalties), litigation, financial losses and other costs, and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. The constant change in technologies and sophistication and activities of hackers and others continue to pose new and significant cyber security threats. While there can be no assurance that we or the Funds or our service providers or business partners will avoid these risks at all times or avoid losses affecting your Policy due to cyber-attacks, information security breaches, or similar incidents or events in the future, we take reasonable steps to mitigate these risks and secure our systems from such risks.
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and
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identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.
Financial Statements
Great-West’s financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.
Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The statutory-basis financial statements of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such statutory-basis financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
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Appendix A – Glossary of Terms
Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.
Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.
Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.
Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.
Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.
Cash Surrender Value – is equal to:
(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.
Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (303) 737-3000, or such other address as we may hereafter specify to you by written notice.
Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.
Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “Sub-Accounts” in the prospectus, SAI or Series Account financial statements.
Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.
Effective Date – The date on which the first Premium payment is credited to the Policy.
Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.
Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts.
Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.
General Account – All of our assets other than those held in a separate investment account.
Initial Premium – The initial Premium amount specified in a Policy.
Insured – The person whose life is insured under the Policy.
Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.
Issue Date – The date on which we issue a Policy.
Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.
MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” above.
NYSE – New York Stock Exchange.
Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.
Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.
Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.
Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.
Policy Month – The one-month period commencing on the same day of the month as the Policy Date.
Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.
Premiums – Amounts received and allocated to the Sub-Account(s) and the Fixed Account prior to any deductions.
Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.
SEC – The United States Securities and Exchange Commission.
Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL-2 Series Account. It is registered as a unit investment trust under the 1940 Act.
Sub-Account – Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.
Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.
Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.
Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.
Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.
Unit – An accounting unit of measurement that we use to calculate the value of each Division.
Unit Value – The value of each Unit in a Division.
Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the Divisions of the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits.

Reports and other information about the Series Account are available on the SEC’s website at http://www.sec.gov.
Investment Company Act File No. 811-09201

Great-West Life & Annuity Insurance Company
A Stock Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (303) 737-3000
Executive Benefit VUL  — Prospectus
A Flexible Premium Variable Universal Life Insurance Policy
offered by Great-West Life & Annuity Insurance Company in
connection with its COLI VUL-2 Series Account
Internet Availability of Portfolio Reports: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the Portfolios available under your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by contacting the Retirement Resource Operations Center at (800) 838-0650.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting the Retirement Resource Operations Center at the toll-free number referenced immediately above. Your election to receive reports in paper will apply to all Portfolios available under your Policy.
This prospectus describes a flexible premium variable universal life insurance policy (the “Policy”) offered by Great-West Life & Annuity Insurance Company (“Great-West,” “Company,” “we,” “our” or “us”). The Policy offered under this prospectus is no longer issued to new purchasers. The Policy offered under this prospectus has not been offered for sale since April 30, 2011; however, you may make additional Premium payments as permitted under your Policy.
The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes.
The Policy allows “you,” the Owner, within certain limits to:
•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.
This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should keep this prospectus on file for future reference. The Policy that we are currently issuing, Executive Benefit VUL II, is offered under a separate prospectus.
The Policy and Fixed Account endorsement (and optional Term Life Insurance Rider) that we issued until April 30, 2011 became available on January 1, 2009. The Policy and optional Term Life Insurance Rider described in this prospectus are based on state-required 2001 CSO mortality tables, as defined below. Before January 1, 2009, we issued an earlier version of the Policy (“Pre-2009 Policy”) and optional Rider, which were based on 1980 CSO mortality tables. Many of the Pre-2009 Policies and optional Riders still remain outstanding. The Pre-2009 Policy differs somewhat from the Policy that we issued until April 30, 2011, and certain of the
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information in this prospectus, therefore, does not apply to those Pre-2009 Policies. Appendix B to this prospectus explains the information that applies instead to the Pre-2009 Policy and Pre-2009 optional Rider. Therefore, if you own a Pre-2009 Policy (issued prior to January 1, 2009), you should also refer to Appendix B at the end of this prospectus for information about how your Pre-2009 Policy and optional Rider differs from the Policy that we issued until April 30, 2011.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is May 1, 2020

v

Summary of the Policy and its Benefits
This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.
1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.
2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.
3. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.
4. Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.
We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%, the minimum interest rate provided in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.
5. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law (in some states, up to 30 days for replacement policies), and depending on state law, receive (i) the greater of your Premiums, less any withdrawals, or your Account Value, or (ii) your Account Value plus the return of any expense charges deducted. The money you contribute to the Policy will be invested at your direction, except that in some states during your free look period your Premiums will be allocated to the Great-West Government Money Market Division.
6. Investment Options and Funds. You may allocate your net Premium payments among the available investment divisions (“Divisions”) or the Fixed Account.
Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.
You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.
7. Death Benefit. You may choose from among two death benefit options –
1.	a fixed benefit equal to the Total Face Amount of your Policy; or
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.
For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.
We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.
At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.
8. Account Value. Your Account Value will reflect -
1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account;
4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.
9. Accessing Your Account Value. You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes and you have had positive net investment performance.
There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail in “Charges and Deductions” below.
You may withdraw a portion of your Account Value at any time while your Policy is in force.
A withdrawal may reduce your death benefit.
We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.
10. Supplemental Benefits. The following optional riders are available –
1.	term life insurance; and
2.	change of Insured (not available to individual Owners).
We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.
11. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. “Paid-up” insurance is a policy where all premiums have been paid and there are no additional premiums due. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.
12. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.
13. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.
If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.
14. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.
The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.
15. Policy Loans. You may borrow from us using your Account Value as collateral. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.
The minimum Policy loan amount is $500.

16. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.
17. Target Premium. Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.
18. State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that is applicable to your state.
Policy Risks
1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.
2. Not Suitable as Short-Term Savings Vehicle. The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.
3. Risk of Policy Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.
If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.
If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.
4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.
5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. Certain limitations apply to Transfers into and out of the Fixed Account. See “Fixed Account Transfers” below.
6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.
There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.
7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.
Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.
Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.
Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 1⁄2.
9. General Account Risk. Great-West’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to Great-West’s claims-paying ability. An Owner should look to the financial strength of Great-West for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to Great-West’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about Great-West’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.
Fund Risks
The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.
We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium Current: 9.0% of Premium up to target and 6.5% of Premium in excess of target
Sales Load**	Upon each Premium Payment	Maximum: 6.5% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates
*	The Expense Charge consists of the Sales Load plus the Premium Tax.
**	The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.
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Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000 Maximum: $83.33 per $1000
Cost of Insurance Charge for a 46- year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000
Mortality and Expense Risk Charge[2]	Monthly	Guaranteed: 0.90% (of average daily net assets) annually Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

[1]	The Cost of Insurance Charge will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance charge by contacting our Service Center at 888-353-2654.

[2]	The mortality and expense risk charge is accrued daily and deducted on the first day of each Policy month by cancelling accumulation units pro-rata against Sub-Accounts.
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Supplemental Benefit Charges
Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described in “Charges and Deductions” below. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.
Change of Insured Rider[3]*	Upon change of Insured	Minimum: $100 per change Maximum: $400 per change
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000 Maximum COI: $83.33 per $1000
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000
*	Not available to individual Owners.
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.
Total Annual Fund Operating Expenses4
(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
	Minimum	Maximum
Total Annual Fund Operating	0.27%	2.63%
THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

3. The Change of Insured Rider will vary based on individual characteristics. The charge shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting our Service Center at 888-353-2654.

4 Expenses are shown as a percentage of a Fund’s average net assets as of December 31, 2019. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.
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Description of Depositor, Registrant, and Funds
Great-West Life & Annuity Insurance Company
Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.
Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
On January 24, 2019, Great-West announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Policy. Subject to the provision of certain services by Great-West or its affiliates for a transitional period following the closing, Protective has agreed to provide administration for the Policy in accordance with their terms and conditions. The transaction closed on June 1, 2019.
The Series Account
The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.
We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).
We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.
The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.
All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.
The Investment Options and Funds
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The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.
Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.
The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.
Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.
Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.
Such payments and fees create an incentive for us to offer portfolios (or classes of shares of portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a portfolio (or class or share of a portfolio) as an investment option under the Policy. Other available investment portfolios (or other available classes of shares of the portfolios) may have lower fees and better overall investment performance than the portfolios (or classes of shares of the portfolios) offered under the Policy.
If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary’s Web site for more information.
Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Funds of Great-West Funds, Inc., which are available Funds under the Policies. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
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Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.
Closed Divisions. Effective April 1, 2004, the Divisions investing in the following Funds were closed to new Owners: American Century VP International Fund (Class I Shares); and Invesco V.I. Core Equity Fund (Series I Shares). However, Owners with amounts invested in the aforementioned Divisions as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective May 1, 2005, the Divisions investing in the following Funds were closed to new Owners: Invesco V.I. Technology Fund (Series I Shares); Fidelity Variable Insurance Products Growth Portfolio (Service Class 2 Shares); Janus Henderson Global Research Portfolio (Institutional Shares); Great-West S&P Small Cap 600® Index Fund (Investor Class Shares); and Neuberger Berman AMT Mid Cap Growth Portfolio (Class I Shares). However, Owners with amounts invested in the aforementioned Divisions as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective May 1, 2007, the Division investing in the Invesco V.I. Health Care Fund (Series I Shares) was closed to new Owners. However, Owners with amounts transferred in the aforementioned Divisions as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective May 1, 2008, the Divisions investing in the Federated Hermes High Income Bond Fund II (formerly Federated High Income Bond Fund II) (Primary Class Shares) was closed to new Owners. However, Owners with amounts transferred in the aforementioned Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective May 1, 2009, the Divisions investing in the following Funds were closed to new Owners: DWS CROCI® U.S. VIP (Class A Shares); Fidelity Variable Investment Portfolio Investment Grade Bond Portfolio (Service Class 2 Shares); and VanEck VIP Emerging Markets Fund (Initial Class Shares). However, Owners with amounts transferred in the aforementioned Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.
Effective April 30, 2010, the Division investing in the Federated Hermes Kaufmann Fund II (formerly Federated Kaufmann Fund II) (Primary Class Shares) is closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2014, the Division investing in the Columbia Variable Portfolio – Small Cap Value Fund (Class 1 Shares) was closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2016, the Divisions investing in the following Funds were closed to new Owners: Alger Small Cap Growth Portfolio (Class I-2 Shares); Davis Value Portfolio; Invesco V.I. Mid Cap Core Equity Fund (Series I Shares); Janus Henderson Overseas Portfolio (Institutional Shares); and Royce Capital Fund Small-Cap Portfolio (Service Class Shares). Owners with amounts invested in these Funds as of May 1, 2016 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective May 1, 2017, the Divisions investing in the following Funds were closed to new Owners: DWS Small Mid Cap Value VIP (Class A Shares); Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares); and Lord Abbett Series Fund Developing Growth Portfolio (Class VC Shares). Owners with amounts invested in these Funds as of May 1, 2017 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
Effective May 1, 2019, the Divisions investing in the Fidelity® Variable Insurance Products Contrafund® Portfolio (Service Class 2 Shares), Goldman Sachs Multi-Strategy Alternatives Portfolio (Service Shares) and Putnam VT Emerging Markets Equity Fund (formerly Putnam VT International Growth Fund) (Class IA Shares) was closed to new owners. Owners with amounts invested in these Funds as of May 1, 2019 may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.
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Effective October 25, 2019, the Division investing in the Great-West Large Cap Value Fund (formerly Great-West Putnam Equity Income Fund) (Investor II Class Shares) was closed to new owners. Investor II Class shares are only available to former Investor Class and Class L shareholders of the Great-West T. Rowe Price Equity Income Fund which merged into the Fund. Owners with amounts invested in these Funds as of October 25, 2019 may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Fund Investment Objectives. The investment objectives of the Funds are briefly described below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - advised by Invesco Advisers, Inc.
Invesco Oppenheimer V.I. Main Street Small Cap Fund® (Series I Shares) - seeks capital appreciation.
Invesco V.I. Core Equity Fund (Series I Shares)* - seeks long-term growth of capital.
Invesco V.I. Global Real Estate Fund (Series I Shares) - seeks total return through growth of capital and current income. Invesco Asset Management Ltd is the sub-adviser to this Fund.
Invesco V.I. Health Care Fund (Series I Shares)* - seeks long-term growth of capital.
Invesco V.I. International Growth Fund (Series I Shares) - seeks long-term growth of capital.
Invesco V.I. Mid Cap Core Equity Fund (Series I Shares)* - seeks long-term growth of capital.
Invesco V.I. Technology Fund (Series I Shares)* - seeks long-term growth of capital.
Alger Portfolios – advised by Fred Alger Management, Inc.
Alger Small Cap Growth Portfolio (Class I-2 Shares)* - seeks long-term capital appreciation.
American Century Variable Portfolios, Inc. – advised by American Century Investment Management, Inc.
American Century Investments® VP Capital Appreciation Fund (Class I Shares) - seeks capital growth.
American Century Investments® VP International Fund (Class I Shares)* - seeks capital growth.
American Century Investments® VP Mid Cap Value Fund (Class I Shares) - seeks long-term capital growth; income is a secondary consideration.
American Century Investments® VP Ultra Fund (Class I Shares) - seeks long-term capital growth.
American Century Investments® VP Value Fund (Class I Shares) - seeks long-term capital growth; income is a secondary consideration.
American Century Variable Portfolios II, Inc. – advised by American Century Investment Management, Inc.
American Century Investments® VP Inflation Protection Fund (Class II Shares) - seeks long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series® - advised by Capital Research and Management Company
American Funds IS Global Small Capitalization Fund (Class 2 Shares) - seeks long-term growth of capital.
American Funds IS Growth Fund (Class 2 Shares) - seeks growth of capital.
American Funds IS Growth-Income Fund (Class 2 Shares) - seeks to achieve long-term growth of capital and income.
American Funds IS International Fund (Class 2 Shares) - seeks to provide investors with long-term growth of capital.
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American Funds IS New World Fund® (Class 2 Shares) - seeks long-term capital appreciation.
Blackrock Variable Series Funds, Inc. - advised by BlackRock Advisors, LLC
BlackRock 60/40 Target Allocation ETF V.I. Fund (Class I Shares) - seeks to track the investment results of an index composed of global equities in the technology sector.
BlackRock Global Allocation V.I. Fund (Class I Shares) - seeks high total investment return.
BlackRock High Yield V.I. Fund (Class I Shares) - seeks to maximize total return, consistent with income generation and prudent investment management. BlackRock International Limited is the sub-adviser to this Fund.
BNY Mellon Stock Index Fund, Inc. (formerly Dreyfus Stock Index Fund, Inc.) - advised by BNY Mellon Investment Adviser, Inc. (formerly The Dreyfus Corporation).
BNY Mellon Stock Index Fund (formerly Dreyfus Stock Index Fund) (Initial Shares) - seeks to match the total return of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index). Mellon Investments Corporation is the sub-adviser to this Fund.
BNY Mellon Variable Investment Fund (formerly Dreyfus Variable Investment Fund) – advised by BNY Mellon Investment Adviser, Inc. (formerly The Dreyfus Corporation).
BNY Mellon VIF International Equity Portfolio (formerly Dreyfus VIF International Equity Portfolio) (Initial Shares) - seeks capital growth. Newton Investment Management (North America) Limited is the sub-adviser to this Fund.
Columbia Funds Variable Insurance Trust - advised by Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Small Cap Value (Class 1 Shares)* - seeks long-term capital appreciation.
Davis Variable Account Fund, Inc. - advised by Davis Selected Advisors, L.P.
Davis Financial Portfolio - seeks long-term growth of capital. Davis Selected Advisers-NY, Inc. is the sub-adviser to this Fund.
Davis Value Portfolio* - seeks long-term growth of capital. Davis Selected Advisers-NY, Inc. is the sub-adviser to this Fund.
Delaware VIP® Trust – advised by Delaware Management Company
Delaware VIP® International Value Equity Series (Standard Class Shares) - seeks long-term growth without undue risk to principal.
Delaware VIP® Small Cap Value Series (Service Class Shares) - seeks capital appreciation.
Deutsche DWS Investments VIT Funds – advised by DWS Investment Management Americas, Inc.
DWS Small Cap Index VIP (Class A Shares) - seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies. Northern Trust Investments, Inc. is the sub-adviser to this Fund.
Deutsche DWS Variable Series I – advised by DWS Investment Management Americas, Inc.
DWS Core Equity VIP (Class A Shares) - seeks long-term growth of capital, current income and growth of income.
Deutsche DWS Variable Series II – advised by DWS Investment Management Americas, Inc.
DWS CROCI® U.S. VIP (Class A Shares)* - seeks a high rate of total return.
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DWS High Income VIP (Class A Shares) - seeks a high level of current income.
DWS Small Mid Cap Value VIP (Class A Shares)* - seeks long-term capital appreciation.
Eaton Vance Variable Trust – advised by Eaton Vance Management
Eaton Vance VT Floating-Rate Income Fund (Initial Class Shares) - seeks to provide a high level of current income.
Federated Hermes Insurance Series (formerly Federated Insurance Series) – advised by Federated Investment Management Company
Federated Hermes High Income Bond Fund II (formerly Federated High Income Bond Fund II) (Primary Class Shares)* - seeks high current income.
Federated Hermes Kaufmann Fund II (formerly Federated Kaufmann Fund II) (Primary Class Shares)* - seeks capital appreciation. Federated Global Investment Management Corp. is the sub-adviser to this Fund.
Fidelity® Variable Insurance Products Fund – advised by Fidelity Management & Research Company
Fidelity® VIP Growth Portfolio (Service Class 2 Shares)* - seeks to achieve capital appreciation. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Fidelity® Variable Insurance Products Fund II – advised by Fidelity Management & Research Company
Fidelity® VIP Contrafund® Portfolio (Service Class 2 Shares)* - seeks long-term capital appreciation. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Fidelity® VIP Emerging Markets Portfolio (Service Class 2 Shares) - seeks capital appreciation. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Fidelity® VIP Investment Grade Bond Portfolio (Service Class 2 Shares)* - seeks as high a level of current income as is consistent with the preservation of capital. Fidelity Investments Money Management, Inc. (FIMM) is the sub-adviser to this Fund.
Fidelity® Variable Insurance Products Fund III – advised by Fidelity Management & Research Company
Fidelity® VIP Mid Cap Portfolio (Service Class 2 Shares) - seeks long-term growth of capital. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Goldman Sachs Variable Insurance Trust – advised by Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Mid Cap Value Fund (Institutional Shares)* - seeks long-term capital appreciation.
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (Service Shares)* - seeks long-term growth of capital.
Great-West Funds, Inc. – advised by Great-West Capital Management, LLC
Great-West Ariel Mid Cap Value Fund (Investor Class Shares) - seeks long-term capital appreciation. Ariel Investments, LLC is the sub-adviser to this Fund.
Great-West Bond Index Fund (Investor Class Shares) - seeks investment results that track the total return of the debt securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index.
Great-West Core Bond Fund (Investor Class Shares) - seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. Federated Investment Management Company and Wellington Management Company LLP are the sub-advisers to this Fund.
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Great-West Emerging Markets Equity Fund (Investor Class Shares) - seeks long-term capital appreciation. Lazard Asset Management LLC and UBS Asset Management (Americas) Inc. are the sub-advisers to this Fund.
Great-West Global Bond Fund (Investor Class Shares) - seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. and Mellon Investments Corporation are the sub-advisers to the Fund.
Great-West Government Money Market Fund (Investor Class Shares) - seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Great-West Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.
Great-West Inflation-Protected Securities Fund (Investor Class Shares) - seeks real return consistent with the preservation of capital. Goldman Sachs Asset Management, L.P. is the sub-adviser to this Fund.
Great-West International Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index. Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West International Value Fund (Investor Class Shares) - seeks long-term capital growth. LSV Asset Management and Massachusetts Financial Services Company are the sub-advisers to this Fund.
Great-West Invesco Small Cap Value Fund (Investor Class Shares) - seeks long-term growth of capital. Invesco Advisers, Inc. is the sub-adviser to this Fund.
Great-West Large Cap Growth Fund (Investor Class Shares) - seeks long-term growth of capital. Amundi Pioneer Asset Management, Inc. and J.P. Morgan Investment Management Inc. are the sub-advisers to this Fund.
Great-West Large Cap Value Fund (formerly Great-West Putnam Equity Income Fund) (Investor Class Shares) - seeks capital growth and current income. Putnam Investment Management, LLC and T. Rowe Price Associates, Inc. are the sub-advisers to this Fund.
Great-West Large Cap Value Fund (formerly Great-West Putnam Equity Income Fund) (Investor II Class Shares)* - seeks capital growth and current income. Putnam Investment Management, LLC and T. Rowe Price Associates, Inc. are the sub-advisers to this Fund.
Great-West Loomis Sayles Small Cap Value Fund (Investor Class Shares) - seeks long-term capital growth. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.
Great-West Mid Cap Value Fund (Investor Class Shares) - seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the sub-adviser to this Fund.
Great-West Multi-Sector Bond Fund (Investor Class Shares) - seeks high total investment return through a combination of current income and capital appreciation. Loomis, Sayles & Company, L.P. and Newfleet Asset Management, LLC are the sub-advisers to this Fund.
Great-West Real Estate Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts (“REITs”). Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West S&P Mid Cap 400® Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses, which track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) MidCap 400® Index. Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West S&P Small Cap 600® Index Fund (Investor Class Shares)* - seeks investment results that track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) SmallCap 600® Index. ) Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
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Great-West Short Duration Bond Fund (Investor Class Shares) - seeks maximum total return that is consistent with preservation of capital and liquidity.
Great-West Small Cap Growth Fund (Investor Class Shares) - seeks long-term capital appreciation. Lord, Abbett & Co. LLC and Peregrine Capital Management, LLC are the sub-advisers to the Fund.
Great-West T. Rowe Price Mid Cap Growth Fund (Investor Class Shares) - seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.
Great-West U.S. Government Securities Fund (Investor Class Shares) - seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Great-West Lifetime Funds
Great-West Lifetime 2015 Fund (Investor Class Shares) - seeks income and secondarily, capital growth.
Great-West Lifetime 2020 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2020, it seeks income and secondarily capital growth.
Great-West Lifetime 2025 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2025, it seeks income and secondarily capital growth.
Great-West Lifetime 2030 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2030, it seeks income and secondarily capital growth.
Great-West Lifetime 2035 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2035, it seeks income and secondarily capital growth.
Great-West Lifetime 2040 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2040, it seeks income and secondarily capital growth.
Great-West Lifetime 2045 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2045, it seeks income and secondarily capital growth.
Great-West Lifetime 2050 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2050, it seeks income and secondarily capital growth.
Great-West Lifetime 2055 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2055, it seeks income and secondarily capital growth.
Great-West Lifetime 2060 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2060, it seeks income and secondarily capital growth.
Great-West Profile Funds
Each of the following Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.
Great-West Aggressive Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments.
Great-West Conservative Profile Fund (Investor Class Shares) - seeks capital preservation primarily through investments in underlying funds that emphasize fixed income investments.
Great-West Moderate Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments.
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Great-West Moderately Aggressive Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments and, to a lesser degree, in underlying funds that emphasize fixed income investments.
Great-West Moderately Conservative Profile Fund (Investor Class Shares) - seeks income and capital appreciation primarily through investments in underlying funds that emphasize fixed income investments and, to a lesser degree, in underlying funds that emphasize equity investments.
Janus Aspen Series – advised by Janus Capital Management LLC
Janus Henderson Balanced Portfolio (Institutional Shares) - seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Henderson Enterprise Portfolio (Institutional Shares) - seeks long-term growth of capital.
Janus Henderson Flexible Bond Portfolio (Institutional Shares) - seeks to obtain maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio (Institutional Shares) - seeks long-term growth of capital.
Janus Henderson Global Research Portfolio (Institutional Shares)* - seeks long-term growth of capital.
Janus Henderson Global Technology and Innovation Portfolio (formerly Janus Henderson Global Technology Portfolio) (Institutional Shares) - seeks long-term growth of capital.
Janus Henderson Overseas Portfolio (Institutional Shares)* - seeks long-term growth of capital.
JPMorgan Insurance Trust – advised by J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1 Shares) - seeks capital growth over the long term.
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1 Shares) - seeks high total return.
Legg Mason Partners Variable Equity Trust – advised by Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Mid Cap Portfolio (Class I Shares) - seeks long-term growth of capital. ClearBridge Investments, LLC is the sub-adviser to this Fund.
ClearBridge Variable Small Cap Growth Portfolio (Class I Shares) - seeks long-term growth of capital. ClearBridge Investments, LLC is the sub-adviser to this Fund.
Lord Abbett Series Fund, Inc. – advised by Lord, Abbett & Co. LLC
Lord Abbett Series Fund Developing Growth Portfolio (Class VC Shares)* - seeks long-term growth of capital.
Lord Abbett Series Fund Total Return Portfolio (Class VC Shares) - seeks income and capital appreciation to produce a high total return.
MFS® Variable Insurance Trust – advised by Massachusetts Financial Services Company
MFS® VIT Growth Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Mid Cap Growth Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Research Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Total Return Bond Series (Initial Class Shares) - seeks total return with an emphasis on current income, but also considering capital appreciation.
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MFS® VIT Value Series (Initial Class Shares) - seeks capital appreciation.
MFS® Variable Insurance Trust II – advised by Massachusetts Financial Services Company
MFS® VIT II International Growth Portfolio (Initial Class Shares) - seeks capital appreciation.
MFS® Variable Insurance Trust III – advised by Massachusetts Financial Services Company
MFS® VIT III Blended Research® Small Cap Equity Portfolio (Initial Class Shares) - seeks capital appreciation.
MFS® VIT III Global Real Estate Portfolio (Initial Class Shares) - seeks total return.
MFS® VIT III Mid Cap Value Portfolio (Initial Class Shares) - seeks capital appreciation.
Neuberger Berman Advisers Management Trust – advised by Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Growth Portfolio (Class I Shares)* - seeks growth of capital.
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares) - seeks growth of capital.
Neuberger Berman AMT Sustainable Equity Portfolio (Class I Shares) - seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.
PIMCO Variable Insurance Trust – advised by Pacific Investment Management Company, LLC
PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class Shares) - seeks maximum real return, consistent with prudent investment management.
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT High Yield Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio (Administrative Class Shares) - seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
Pioneer Variable Contracts Trust – advised by Amundi Pioneer Asset Management, Inc.
Pioneer Real Estate Shares VCT Portfolio (Class I Shares) - seeks long-term growth of capital; current income is a secondary objective.
Putnam Variable Trust – advised by Putnam Investment Management, LLC
Putnam VT Emerging Markets Equity Fund Class (formerly Putnam VT International Growth Fund Class) (Class IA Shares)* - seeks long-term capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Equity Income Fund (Class IA Shares) - seeks capital growth and current income. Putnam Investments Limited is the sub-adviser to this Fund.
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Putnam VT Global Asset Allocation Fund (Class IA Shares) - seeks long-term return consistent with preservation of capital. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Global Equity Fund (Class IA Shares) - seeks capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Growth Opportunities Fund (Class IA Shares) - seeks capital appreciation. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT High Yield Fund (Class IA Shares) - seeks high current income. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT Income Fund (Class IB Shares) - seeks high current income consistent with what the manager believes to be prudent risk. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT International Value Fund (Class IA Shares) - seeks capital growth; current income is a secondary objective. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Research Fund (Class IA Shares) - seeks capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Small Cap Value Fund (Class IA Shares) - seeks capital appreciation. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT Sustainable Future Fund (Class IA Shares) - seeks capital appreciation and, as a secondary objective, current income. Putnam Investments Limited is the sub-adviser to this Fund.
Royce Capital Fund – advised by Royce & Associates, LP
Royce Small-Cap Portfolio (Service Class Shares)* - seeks long-term growth of capital.
T. Rowe Price Equity Series, Inc. – advised by T. Rowe Price Associates, Inc.
T. Rowe Price Blue Chip Growth Portfolio (Portfolio-II Class Shares) - seeks to provide long-term capital growth; income is a secondary objective.
VanEck VIP Trust – advised by Van Eck Associates Corporation
VanEck VIP Emerging Markets Fund (Initial Class Shares)* - seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
VanEck VIP Global Hard Assets Fund (Initial Class Shares) - seeks long-term capital appreciation by investing primarily in hard asset securities; income is a secondary consideration.
Victory Portfolios – advised by Victory Capital Management, Inc.
Victory RS Small Cap Growth Equity VIP Series (Class I Shares) - seeks long-term capital growth.
* The Sub-Account investing in this Fund is closed to new Owners.
You should contact your representative for further information on the availability of the Divisions.
Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.
We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will
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redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.
The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.
Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.
We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.
The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.
We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.
This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.
Fixed Account
The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.
The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.
The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that the amounts you allocate to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.
The Fixed Account may not be available in all states.
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Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues
In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.
Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.
The general considerations applicable to such a purchase include the following:
1.	Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.
2.	Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.
3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.
4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.
5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.
6.	An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.
7.	An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.
8.	An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.
9.	In an employer-financed insurance purchase arrangement, the procedures described in the “Market Timing & Excessive Trading” section below, which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described below or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.
Charges and Deductions
The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.
Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.
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The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with section 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.
Where permitted by applicable state insurance law and for corporate owned policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.
The return of expense charge is based on the following:
Policy Year	Percentage of Account Value Returned
Year 1	6%
Year 2	5%
Year 3	4%
Year 4	3%
Year 5	2%
Year 6	1%
Year 7+	0%
As described under the heading “Term Life Insurance Rider” below, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.
Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense risk charge that has accrued.
Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.
The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.
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Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.
The monthly deduction equals the sum of 1, 2, 3, 4 and 5 where:
1.	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
2.	is the service charge;
3.	is the monthly cost of any additional benefits provided by riders which are a part of your Policy;
4.	is any extra risk charge if the Insured is in a rated class as specified in your Policy; and
5.	is the accrued mortality and expense risk charge.
The net amount at risk equals:
•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.
If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.
Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2001 CSO”).
Currently, the guaranteed minimum monthly risk charge under the 2001 CSO is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.
The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.
The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.
Service Charge. We will deduct a maximum of $15 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.
Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.
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Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.
Surrender Charges. Your Policy has no surrender charges.
Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.
Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.
We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” above.
General Description of Policy
Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.
Policy Rights
Owner. While the Insured is alive, unless you have assigned any of these rights, you may:
•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.
When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.
You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.
Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.
Policy Limitations
Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.
We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus.
You may change your allocation percentages at any time by Request.
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Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.
Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.
Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.
A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one-time rebalancing, however, will be counted as one Transfer).
Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. If the Company has imposed a limit on the amount that can be allocated to the Fixed Account, then your Transfer will be rejected if it would cause the value of the Fixed Account to exceed such limit. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the Transfer in the previous 365 day period.
Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner’s trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:
•	Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail (“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;
•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.
The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.
Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading
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restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.
The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.
You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers.
You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.
Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.
The cash value of your current Policy will be applied to the new policy as the Initial Premium.
Age Requirements. An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.
Policy or Registrant Changes
Addition, Deletion or Substitution of Investment Options. Great-West selects the investment options offered though the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the investment option or an affiliate of the investment option
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will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the investment option, its investment adviser, or its distributor. For more information on such compensation, see “Charges and Deductions” in this prospectus. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include investment options based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected investment options of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.
Great-West does not control the investment options and cannot guarantee that any of the investment options will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new Sub-Accounts or to eliminate existing Sub-Accounts. Great-West periodically reviews each investment option and reserves the right to discontinue the offering of any investment option if we determine the investment option no longer meets one or more of the criteria, or if the investment option has not attracted significant allocations. If an investment option is discontinued, we may substitute shares of another investment option or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a Sub-Account corresponding to an investment option that is being discontinued, you will be given notice prior to the investment option’s elimination. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.
Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.
Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.
Modification. Upon notice to you, we may modify the Policy if such a modification –
•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.
We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.
Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.
Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.
Account Value
Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.
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We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.
Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.
The Account Value on the Policy Date equals:
•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.
We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.
The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:
•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	the mortality and expense risk charge for each day in the Valuation Period, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.
Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:
1.	is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus
•	a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and
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2.	is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•	a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.
The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.
The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.
The Fixed Account Value is:
•	Premiums, less expense charges, allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	The portion of any accrued policy fees and charges allocated to the Fixed Account; minus
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges.
During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, Policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.
The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.
Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.
Other Provisions and Benefits
Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.
If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.
Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.
If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.
Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period
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of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.
Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance which means all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2017 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for Insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations - Treatment When Insured Reaches Attained Age 121” below.
Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables above.
Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.
This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.
If you purchase this rider, the Total Face Amount shown on your Policy’s specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in “Death Benefit” below, using the Total Face Amount shown on your Policy’s specifications page.
Coverage under this rider will take effect on the latter of:
•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company.
The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider’s death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy’s monthly risk charge.
If you purchase this rider, the sales load and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.
If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.
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You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:
•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.
Change of Insured Rider (Not available to individual purchasers). This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured’s age, sex, mortality class and the Premium rate in effect on the Policy Date.
Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.
In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.
Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.
Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.
Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.
You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.
You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.
You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.
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You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.
Non-Participating. The Policy does not pay dividends.
Premiums
Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.
You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.
Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.
We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.
We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.
Free Look Period. During the free look period (ten days or longer where required by state law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.
Generally, net Premium will be allocated to the Divisions you selected on the application. However, under certain circumstances described below, the net Premium will first be allocated to the Great-West Government Money Market Division and remain there until the next Valuation Date following the end of the free look period. On that date, the Sub-Account value held in the Great-West Government Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.
During the free look period, you may change your Division allocations and your allocation percentages, however depending on whether your state permits the immediate investment of your Premium, changes made during the free look period may not take effect until after the free look period has expired.
Policies returned during the free look period will be void from the Issue Date. In some states, we will refund your current Account Value plus the return of any expense charges deducted. In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.
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Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net Premium payments to the Great-West Government Money Market Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.
Premium. All Premium payments must be made payable to “Great-West Life & Annuity Insurance Company” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.
We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.
We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.
Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See “Charges and Deductions - Expense Charge Applied to Premium,” above.
Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.
Death Benefits
Death Benefit. If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:
•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured’s death, less
•	any accrued and unpaid Policy charges.
We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured’s death to the date of payment.
In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations - Tax Status of the Policy,” below. Your Policy must qualify under the cash value accumulation test (“CVAT”).
Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.
The Policy has two death benefit options.
Option 1. The “Level Death” Option. Under this option, the death benefit is –
•	the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or, if greater,
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•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.
This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).
Option 2. The “Coverage Plus” Option. Under this option, the death benefit is –
•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.
This death benefit option should be selected if you want to maximize your death benefit.
Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.
There is no minimum death benefit guarantee associated with this Policy.
Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.
A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:
•	If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.
•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.
Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.
Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.
Increases in Total Face Amount. To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.
Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.
Decreases in Total Face Amount. A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.
For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:
•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.
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Surrenders and Withdrawals
Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.
We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.
If you withdraw part of the Cash Surrender Value, your Policy’s death benefit will be reduced and you may incur taxes and tax penalties.
You may borrow from us using your Account Value as collateral.
A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” below.
Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.
The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.
Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.
A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” below.
Loans
Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.
The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.
Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.
We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.
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We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate.
We will send you advance notice of any increase in the Policy loan rate.
Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.
All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.
A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.
Lapse and Reinstatement
Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.
Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.
The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.
Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.
Reinstatement. Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:
•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•	you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.
A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:
•	the Account Value at the time of termination; plus
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•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	the expense charge applied to Premium.
The effective date of reinstatement will be the date the application for reinstatement is approved by us.
Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:
•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•	an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.
Federal Income Tax Considerations
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.
The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.
Tax Status of the Policy
A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.
Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.
Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.
The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.
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Tax Treatment of Policy Benefits
Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.
If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.
Depending on the circumstances, any of the following transactions may have federal income tax consequences:
•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.
In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.
Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.
Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC if there is a “material change” to the Policy.
We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.
Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.
The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.
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Distributions
Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.
If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.
Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.
Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:
•	First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.
•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•	Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:
1.	is made when the taxpayer is age 59 1⁄2 or older;
2.	is attributable to the taxpayer becoming disabled; or
3.	is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).
Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.
Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.
The IRS has issued Revenue Procedure 2018-20 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2018-20, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2018-20 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of the Age 100 Safe Harbor.”
Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions. We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
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Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a “life insurance contract.” We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.
Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer’s otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.
Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.
The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.
In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.
Employer-Owned Life Insurance. Section 101(j) of the Code denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.
Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.
Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.
Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.
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Investment Income Surtax. Taxable distributions from life insurance policies are considered “investment income” for purposes of the investment income surtax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). The IRS has issued regulations that treat taxable distributions from life insurance policies as “Net investment income.” Please discuss the impact of the Investment Income Surtax on you with a competent tax advisor.
Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Tax Cuts and Jobs Act of 2017, we are generally required to capitalize and amortize certain Policy acquisition expenses over a fifteen year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.
A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.
Summary
•	We do not make any guarantees about the Policy’s tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.
Corporate Tax Shelter Requirements
The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.
Legal Proceedings
There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.
Legal Matters
Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
The law firm of Carlton Fields, P.A., 1025 Thomas Jefferson St., N.W., Suite 400 West, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.
Cyber Security Risks
Because our variable life insurance contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions), cyber-attacks, and similar incidents or events. These risks include, among other things, the theft, loss, misuse, corruption, and
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destruction of data maintained online or digitally, denial of service on our website and other operational disruption, unauthorized access to or release of confidential Owner information, and unintentional events and occurrences. Such system failures, cyber-attacks, and similar incidents or events affecting us, the Funds, intermediaries and other affiliated or third-party service providers or business partners may adversely affect us and your Policy value. For instance, system failures, cyber-attacks, and similar incidents or events may interfere with our processing of Policy transactions, including the processing of Transfer Requests from our website or with the Funds, impact our ability to calculate Unit Values, cause the release, loss, and possible destruction of confidential owner or business information, impede order processing, subject us and/or our service providers, intermediaries, and business partners to regulatory inquiries and proceedings (possibly resulting in fines and/or penalties), litigation, financial losses and other costs, and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. The constant change in technologies and sophistication and activities of hackers and others continue to pose new and significant cyber security threats. While there can be no assurance that we or the Funds or our service providers or business partners will avoid these risks at all times or avoid losses affecting your Policy due to cyber-attacks, information security breaches, or similar incidents or events in the future, we take reasonable steps to mitigate these risks and secure our systems from such risks.
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.
Financial Statements
Great-West’s financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.
Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The statutory-basis financial statements of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such statutory-basis financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
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Appendix A – Glossary of Terms
Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.
Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.
Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.
Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.
Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.
Cash Surrender Value – is equal to:
(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.
Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (303) 737-3000, or such other address as we may hereafter specify to you by written notice.
Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.
Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “Sub-Accounts” in the prospectus, SAI or Series Account financial statements.
Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.
Effective Date – The date on which the first Premium payment is credited to the Policy.
Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.
Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts. The Fixed Account is not an available option for Pre-2009 Policies.
Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.
General Account – All of our assets other than those held in a separate investment account.
Initial Premium – The initial Premium amount specified in a Policy.
Insured – The person whose life is insured under the Policy.
Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.
Issue Date – The date on which we issue a Policy.
Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.
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Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.
MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” above.
NYSE – New York Stock Exchange.
Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.
Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.
Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.
Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.
Policy Month – The one-month period commencing on the same day of the month as the Policy Date.
Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.
Pre-2009 Policy – A Policy issued before January 1, 2009. Owners of a Pre-2009 Policy may continue to make additional premium payments. For information about how the Pre-2009 Policy differs from the Policy that we offer until April 30, 2011, please see Appendix B.
Premiums – Amounts received and allocated to the Sub-Account(s) prior to any deductions.
Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.
SEC – The United States Securities and Exchange Commission.
Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL-2 Series Account. It is registered as a unit investment trust under the 1940 Act.
Sub-Account – Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.
Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.
Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.
Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.
Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.
Unit – An accounting unit of measurement that we use to calculate the value of each Division.
Unit Value – The value of each Unit in a Division.
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Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.
Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.
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Appendix B
Information About How a Pre-2009 Policy and Optional Term Insurance Rider (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We Issued until April 30, 2011
Prior to January 1, 2009, we issued and earlier version of this Policy (the “Pre-2009 Policy”). The Pre-2009 Policy is no longer offered for sale. However, many Pre-2009 Policies remain outstanding and most of the information in the prospectus is applicable. However, this Appendix B explains the differences between the Pre-2009 Policy from the description in the rest of the prospectus, which describes Policies we issued until April 30, 2011. If you own a Pre-2009 (issued prior to January 1, 2009), you should read this Appendix B for information as to your Pre-2009 Policy differs from the Policy described in the rest of the prospectus.
1.	Different Cost of Insurance Charge Amounts
Certain information as to how we calculate the cost of insurance changes for the Policy we issued until April 30, 2011 is set forth under “Monthly Risk Rates” in this prospectus. That discussion applies to the Pre-2009 policy with one exception. References to the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table do not apply to the Pre-2009 Policy. Instead, these statements would refer to the 1980 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table.
The cost of insurance charges under the Pre-2009 Policy differ from those charged under the Policy issued on or after January 1, 2009 as provided in the tables below. Specifically, under the Pre-2009 Policy the minimum cost of insurance charge is $.08 per $1000 and under a Policy issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.
2.	Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Pre-2009 Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Pre-2009 Policy, surrender the Pre-2009 Policy, or Transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)1
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.08 per $1000 Maximum: $83.33 per $1000
Cost of Insurance Charge for a 46- year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000
Mortality and Expense Risk Charge2	Monthly	Guaranteed: 0.90% annually Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month Policy Years 1-3 and $7.50/month, Policy Years 4+

Supplemental Benefit Charges
Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described in “Charges and Deductions” below. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.
Change of Insured Rider*	Upon change of Insured	Minimum: $100 per change Maximum: $400 per change
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.08 per $1000 Maximum COI: $83.33 per $1000
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000
*	Not available to individual Owners.
3.	Paid-Up Life Insurance
For the Pre-2009 Policy, if the Insured reached Attained Age 100 and the Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. This is different from the age disclosed in this prospectus.
4.	Term Life Insurance Rider
For the Pre-2009 Policy, the rider is renewable annually until the Insured’s Attained Age 100. This is different from the age disclosed in the “Term Life Insurance Rider” section of this prospectus for the Policy that we issued until April 30, 2011. In addition, the cost of insurance charges under the Pre-2009 Policy Term Life Insurance Rider differ from those charged under the Term Life Insurance Rider issued on or after January 1, 2009 as provided in the table above. Specifically, under the Pre-2009 Policy Term Life Insurance Rider, the minimum cost of insurance charge is $.08 per $1000 and under a Term Life Insurance Rider issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.
5.	Fixed Account
For the Pre-2009 Policy, the Fixed Account is not an available investment option.
6.	Definition of Account Value
Because the Fixed Account is not an option for Pre-2009 Policies, the term of Account Value is defined as “the sum of the value of your interests in the Divisions and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.”

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the Divisions of the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits. Reports and other information about the Series Account are available on the SEC’s website at www.sec.gov.
Investment Company Act File No. 811-09201

COLI VUL-2 SERIES ACCOUNT
Flexible Premium Variable
Universal Life Insurance Policies
Issued by:
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus. It contains information in addition to the information in the prospectus for the Policy. The prospectus for the Policy, which we may amend from time to time, contains the basic information you should know before purchasing a Policy. This Statement of Additional Information should be read in conjunction with the prospectus, dated May 1, 2020, which is available without charge by contacting Great-West Life & Annuity Insurance Company at (888) 353-2654 or via e-mail at www.greatwest.com/executivebenefits.
May 1, 2020
i

ii

General Information and History of Great-West and the Series Account
Great-West Life & Annuity Insurance Company (“Great-West,” the “Company,” “we” or “us”) is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.
We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.
Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
On January 24, 2019, Great-West announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Policy. Subject to the provision of certain services by Great-West or its affiliates for a transitional period following the closing, Protective has agreed to provide administration for the Policy in accordance with their terms and conditions. The transaction closed on June 1, 2019.
We established the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) in accordance with Colorado law on November 25, 1997. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.
State Regulation
We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.
We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Company’s and the Series Account’s independent registered public accounting firm.
The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. The statutory-basis financial statements of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such statutory-basis financial statements have so been included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Underwriters
The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. (“GWFS Equities”), an indirect wholly owned subsidiary of Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 (“Exchange Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).
GWFS Equities has received no underwriting commissions in connection with this offeringin each of the last three fiscal years.
Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other
1

registered broker-dealers is 25% of Premium. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.
Underwriting Procedures
We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions. We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.
Illustrations
Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.
Financial Statements
The financial statements of Great-West as contained herein should be considered only as bearing upon Great-West’s ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.
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AUDITED FINANCIAL REPORT

* 6 8 3 2 2 2 0 1 9 2 2 0 0 0 1 0 0 *

Great-West Life & Annuity

Audited Annual Statutory Report

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2019 and 2018 and

Related Statutory Statements of Operations

Changes in Capital and Surplus and Cash Flows for Each of the Three Years in the Period Ended December 31, 2019 and Report of Independent Registered Public Accounting Firm

1

2

Deloitte & Touche LLP 1601 Wewatta Street Suite 400

Denver, CO 80202-3942

USA

Tel: 1 303 292 5400

Fax: 1 303 312 4000 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

Greenwood Village, Colorado

Opinion on the Statutory-basis financial Statements

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of Great-West Life & Annuity Insurance Company (the "Company") (a wholly-owned subsidiary of GWL&A Financial Inc.), as of December 31, 2019 and 2018, the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2019, and the related notes (collectively referred to as the "statutory-basis financial statements"). In our opinion, because of the effects of the matters discussed in the following paragraph, the statutory-basis financial statements do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, the statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance, as described in Note 1 to the statutory-basis financial statements.

Basis for Opinion

These statutory-basis financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's statutory-basis financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the statutory-basis financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 1 to the statutory-basis financial statements, the accompanying statutory-basis financial statements have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company, as portions of certain expenses represent allocations made from affiliates.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 3, 2020

We have served as the Company's auditor since 1981

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2019 and 2018

(In Thousands, Except Share Amounts)

	December 31,

	2019	2018
Admitted assets:
Cash and invested assets:
Bonds	$13,803,525	$20,654,118
Common stock	144,888	131,883
Mortgage loans (net of allowances of $745 and $746)	2,692,690	4,206,865
Real estate occupied by the company	43,283	37,555
Real estate held for the production of income	1,365	1,407
Contract loans	3,995,291	4,122,637
Cash, cash equivalents and short-term investments	818,328	229,003
Securities lending collateral assets	303,282	45,102
Other invested assets	402,891	606,787

Total cash and invested assets	22,205,543	30,035,357
Investment income due and accrued	192,278	284,303
Premiums deferred and uncollected	15,199	25,795
Reinsurance recoverable	37,806	8,090
Current federal income taxes recoverable	44,457	71,875
Deferred income taxes	97,203	150,497
Due from parent, subsidiaries and affiliates	63,595	50,107
Other assets	490,832	504,571
Assets from separate accounts	25,634,438	24,654,916

Total admitted assets	$48,781,351	$55,785,511

See notes to statutory financial statements.		Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus December 31, 2019 and 2018

(In Thousands, Except Share Amounts)

	December 31,

	2019	2018
Liabilities, capital and surplus:
Liabilities:
Aggregate reserves for life policies and contracts	$19,638,498	$27,501,121
Aggregate reserves for accident and health policies	—	276,762
Liability for deposit-type contracts	60,296	189,895
Life and accident and health policy and contract claims	44,258	123,705
Provision for policyholders' dividends	24,111	31,184
Liability for premiums received in advance	2	13,926
Liability for contract deposit funds	—	150,981
Unearned investment income	59	622
Asset valuation reserve	194,032	204,393
Interest maintenance reserve	(2,006)	50,674
Due to parent, subsidiaries and affiliates	77,613	41,735
Commercial paper	99,900	98,859
Payable under securities lending agreements	303,282	45,102
Repurchase agreements	—	664,650
Other liabilities	1,265,123	410,076
Liabilities from separate accounts	25,634,428	24,654,907

Total liabilities	47,339,596	54,458,592
Commitments and contingencies (see Note 20)
Capital and surplus:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $1 par value; 50,000,000 shares authorized; 7,320,176 shares issued and outstanding	7,320	7,320
Surplus notes	395,811	591,699
Gross paid in and contributed surplus	714,300	710,271
Unassigned funds	324,324	17,629

Total capital and surplus	1,441,755	1,326,919
Total liabilities, capital and surplus	$48,781,351	$55,785,511
See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Operations

Years Ended December 31, 2019, 2018 and 2017

(In Thousands)

	Year Ended December 31,

	2019	2018	2017
Income:

Premium income and annuity consideration	$(5,366,421)	$7,592,609	$5,270,518
Net investment income	1,099,451	1,307,387	1,266,963
Amortization of interest maintenance reserve	8,280	24,863	22,045
Commission and expense allowances on reinsurance ceded	265,105	5,211	31,582
Fee income from separate accounts	101,629	160,573	160,280
Reserve adjustment on reinsurance ceded	(592,883)	(1,975,763)	(490,424)
Miscellaneous income	267,637	250,272	220,204

Total income	(4,217,202)	7,365,152	6,481,168
Expenses:
Death benefits	204,509	380,057	276,519
Annuity benefits	155,286	228,530	203,679
Disability benefits and benefits under accident and health policies	17,762	41,719	44,208
Surrender benefits	4,403,521	5,895,938	4,992,338
(Decrease) increase in aggregate reserves for life and accident and health policies
and contracts	(8,139,385)	917,510	915,763
Other benefits	6,208	10,528	12,032

Total benefits	(3,352,099)	7,474,282	6,444,539
Commissions	162,942	196,489	199,814
Other insurance expenses	496,310	488,250	522,610
Net transfers from separate accounts	(1,328,143)	(1,112,465)	(944,644)
Interest maintenance reserve release on reinsurance ceded	(512,033)	—	—

Total benefit and expenses	(4,533,023)	7,046,556	6,222,319
Net gain from operations before dividends to policyholders, federal income	315,821	318,596	258,849
taxes and realized capital gains (losses)
Dividends to policyholders	23,461	31,276	38,782
Net gain from operations after dividends to policyholders and before federal

income taxes and net realized capital gains (losses)	292,360	287,320	220,067
Federal income tax (benefit) expense	(98,467)	(17,604)	50,584

Net gain from operations before net realized capital gains (losses)	390,827	304,924	169,483
Net realized capital (losses) gains less capital gains tax and transfers to interest	(8,022)	10,576	535
maintenance reserve
Net income	$382,805	$315,500	$170,018

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2019, 2018 and 2017

(In Thousands)

	Year Ended December 31,

	2019	2018	2017
Capital and surplus, beginning of year	$1,326,919	$1,129,509	$1,053,333

Net income	382,805	315,500	170,018
Dividends to stockholder	(639,801)	(152,295)	(145,301)
Change in net unrealized capital gains (losses), net of income taxes	57,398	(11,491)	(17,021)
Change in minimum pension liability, net of income taxes	(4,209)	3,824	2,459
Change in asset valuation reserve	10,360	(846)	(18,503)
Change in non-admitted assets	92,424	28,921	96,814
Change in net deferred income taxes	(129,400)	(40,732)	(110,528)
Change in liability for reinsurance in unauthorized companies	—	—	2
Capital paid-in	—	—	27
Surplus paid-in	4,029	4,093	86,480
Change in surplus as a result of reinsurance	537,566	—	—
Change in capital and surplus as a result of separate accounts	(428)	(208)	(211)
Change in unrealized foreign exchange capital (losses) gains	(20)	(1,125)	(88)
Change in surplus notes	(195,888)	51,769	12,028

Net change in capital and surplus for the year	114,836	197,410	76,176
Capital and surplus, end of year	$1,441,755	$1,326,919	$1,129,509

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2019, 2018 and 2017

(In Thousands)

	Year Ended December 31,
	2019	2018	2017
Operating activities:

Premium income, net of reinsurance	$3,654,066	$5,352,630	$5,208,527
Investment income received, net of investment expenses paid	962,732	1,136,338	1,111,282
Other miscellaneous expense received (paid)	577,059	160,008	(77,825)
Benefit and loss related payments, net of reinsurance	(4,542,350)	(6,417,233)	(5,393,966)
Net transfers from separate accounts	1,375,094	1,097,423	909,388
Commissions, other expenses and taxes paid	(526,161)	(644,838)	(669,995)
Dividends paid to policyholders	(30,537)	(38,959)	(46,583)
Federal income taxes received (paid), net	5,267	(38,241)	(15,138)

Net cash provided by operating activities	1,475,170	607,128	1,025,690
Investing activities:

Proceeds from investments sold, matured or repaid:
Bonds	2,430,562	3,351,579	5,719,282
Stocks	19,187	3,704	14,597
Mortgage loans	343,441	357,545	399,982
Other invested assets	19,597	25,233	14,614
Net gains on cash, cash equivalents and short-term investments	5	—	(1)
Miscellaneous proceeds	24,100	22,212	—
Cost of investments acquired:
Bonds	(2,770,357)	(3,398,701)	(6,023,940)
Stocks	(3,585)	(38,742)	(99)
Mortgage loans	(114,542)	(697,245)	(844,304)
Real estate	(9,052)	(4,319)	(2,980)
Other invested assets	(46,617)	(36,870)	(31,194)
Miscellaneous applications	—	(39,654)	(67,286)
Net change in contract loans and premium notes	(3,120)	(1,355)	(12,161)
Net cash used in investing activities	(110,381)	(456,613)	(833,490)
Financing and miscellaneous activities:

Surplus notes	(195,000)	51,410	12,000
Capital and paid in surplus	3,130	3,325	84,944
Deposit-type contract withdrawals, net of deposits	(5,399)	(18,908)	(21,673)
Dividends to stockholder	(639,801)	(152,295)	(145,301)
Funds borrowed (repaid), net	1,041	(1,027)	2,348
Other	60,135	(45,670)	(69,344)

Net cash used in financing and miscellaneous activities	(775,894)	(163,165)	(137,026)
Net increase (decrease) in cash, cash equivalents and short-term investments and	588,895	(12,650)	55,174
restricted cash

Cash, cash equivalents and short-term investments and restricted cash:
Beginning of year	229,434	242,084	186,910

End of year	$818,329	$229,434	$242,084

The cash, cash equivalents and short-term investments and restricted cash balance at December 31, 2019 includes

$1 of restricted cash which is non-admitted and not included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2019, 2018 and 2017

(In Thousands)

Year Ended December 31,

	2019		2018	2017
Non-cash investing and financing transactions during the year:
Share-based compensation expense		$899	$768	$1,563
Fair value of assets acquired in settlement of bonds		—	28,815	9,659
Non-cash transfers of $8,938 million of assets and liabilities occurred as a part of the Protective transaction. Refer to Note 9 for further information on the Protective transaction.
See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Great-West Life & Annuity Insurance Company (the "Company" or "GWL&A") is a direct wholly-owned subsidiary of GWL&A Financial Inc. ("GWL&A Financial"), a holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC ("Lifeco U.S.") and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. ("Lifeco"), a Canadian holding company. The Company offers a wide range of retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance ("Division").

The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also a licensed reinsurer in New York.

Effective June 1, 2019, the Company completed the sale, via indemnity reinsurance (the "Protective transaction"), of substantially all of its individual life insurance and annuity business to Protective Life Insurance Company ("Protective") who now assumes the economics and risks associated with the reinsured business. Per the transaction agreement, the Company transferred statutory assets equal to liabilities. The business transferred included bank-owned and corporate-owned life insurance, single premium life insurance, individual annuities as well as closed block life insurance and annuities. The Company will retain a block of life insurance, predominantly participating policies which are now administered by Protective, as well as a closed reinsurance acquired block. Post-transaction, the Company will focus on the defined contribution retirement and asset management markets. See Note 9 for further discussion of the Protective transaction.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Division. The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP"), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed deviation that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company's statutory financial statements as compared to NAIC SAP or the Division's prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant of these differences are as follows:

•Bonds, including loan-backed and structured securities (collectively referred to as "bonds"), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners ("NAIC") designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•As prescribed by the NAIC, the asset valuation reserve ("AVR") is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•As prescribed by the NAIC, the interest maintenance reserve ("IMR") consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is generally designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•As prescribed by the NAIC, an other-than-temporary impairment ("OTTI") is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non- credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in "Unrealized losses and OTTI" in the notes to the statutory financial statements.

•Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

(losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Under GAAP, these transactions are recorded as forward settling to be announced ("TBA") securities that are accounted for as derivative instruments, but hedge accounting is not elected as the Company does not regularly accept delivery of such securities when issued.

•Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company's statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds, whereas under GAAP deferred taxes are included in the determination of net income.

•Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•The excess of the cost of acquiring an entity over the Company's share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. Under GAAP, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite- lived intangible assets are amortized over their estimated useful lives under GAAP.

•Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•Ceded aggregate reserves and policy and contract claim liabilities are netted against aggregate reserves for life policies and contracts for statutory accounting purposes. Under GAAP, these items are reported as reinsurance recoverable.

•Surplus notes are reflected as a component of capital and surplus, whereas under GAAP they are reflected as a liability.

•The policyholder's share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

•Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•Comprehensive income and its components are not presented in the statutory financial statements.

•The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•For statutory accounting purposes, the gain from the Protective transaction, net of income taxes, is initially reported as a change in capital and surplus as a result of reinsurance and subsequently recognized in net income as the net-of-tax profits emerge on the reinsured block business. Under GAAP, the gain is included in net income.

The preparation of financial statements in conformity with statutory accounting principles requires the Company's management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management's risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company's allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management's periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring ("TDR"). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

•Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•Real estate properties occupied by the Company are carried at depreciated cost unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.

•Limited partnership interests are included in other invested assets and are accounted for using either net asset value per share ("NAV") as a practical expedient to fair value or the equity method of accounting with changes in these values recognized in unassigned surplus in the period of change. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minor equity interest and no significant influence over the entity's operations. The Company uses the equity method when it has a partnership interest that is considered more than minor, although the Company has no significant influence over the entity's operations.

•Common stocks, other than stocks of subsidiaries, are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.

•Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market securities that are traded in an active market, and are carried at fair value.

•The Company enters into reverse repurchase agreements with third party broker-dealers for the purpose of enhancing the total return on its investment portfolio. The repurchase trading strategy involves the purchase of securities, with a simultaneous agreement to resell similar securities at a future date at an agreed-upon price. Securities purchased under these agreements are accounted for as secured borrowings, and are reported at amortized cost in cash, cash equivalents and short- term investments. Under these tri-party repurchase agreements, the designated custodian takes possession of the underlying collateral on the Company's behalf, which is required to be cash or government securities. The fair value of the securities is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The collateral cannot be sold or re-pledged and has not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company's right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included as a liability in repurchase agreements.

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•The Company's OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•The extent to which estimated fair value is below cost;

•Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

•The length of time for which the estimated fair value has been below cost;

•Downgrade of a bond investment by a credit rating agency;

•Deterioration of the financial condition of the issuer;

•The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and

•Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold, but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company's Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three- level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company's assets and liabilities have been categorized based upon the following fair value hierarchy:

•Level 1 inputs which are utilized for separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For bond and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

•Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

•Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker's inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

•Corporate debt securities - unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient, and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company's securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross- currency swaps, foreign currency forwards, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company's over-the-counter ("OTC") derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company's guaranteed lifetime withdrawal benefit ("GLWB") liability, (b) hedge the economic effect of a large increase in interest rates on the Company's general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company's exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Securities pledged to the Company generally consist of U.S. government or U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain "embedded" derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company's adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2019, 2018, and 2017.

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus at their cash surrender values. At December 31, 2019, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 9% equity, 34% fixed income, and 57% cash and short terms. At December 31, 2018, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 8% equity and 92% fixed income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default ("in process of foreclosure"), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner's Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company's estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company's statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds.

2. Accounting Changes

Changes in Accounting Principles

In 2009, the NAIC introduced Principle-Based Reserving ("PBR") as a new method for calculating life insurance policy reserves. In cases where the PBR reserve is higher, it will replace the historic formulaic measure with one that more accurately reflects the risks of highly complex products. PBR is effective for 2017; however, companies are permitted to delay implementation until January 1, 2020. The Company adopted this standard on January 1, 2020, which did not have a material effect on the Company's financial statements.

In 2018, the Statutory Accounting Principles Working Group adopted, as final, a new SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees, and a corresponding Issue Paper No. 159, Special Accounting for Limited Derivatives. The new SSAP, which prescribes guidance for derivatives that hedge interest rate risk of variable annuity guarantees, was adopted with an effective date of January 1, 2020, with early adoption permitted as of January 1, 2019. The adoption of this standard did not have a material effect on the Company's financial statements.

3. Related Party Transactions

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from insurance and non-insurance related parties for services provided and/or received pursuant to the service agreements. These amounts, in accordance with the terms of the contracts, are based upon market price, estimated costs incurred or resources expended as determined by number of policies, certificates in-force, administered assets or other similar drivers.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

		Year Ended December 31,			Financial

					statement
Description	Related party	2019	2018	2017	line

Provides corporate support service	Insurance affiliates:	$ (23,958)	$(15,522)	$(14,610)	Other
	Great-West Life & Annuity Insurance				insurance
	Company of New York ("GWL&A				benefits and
	NY")(1),The Canada Life Assurance Company				expenses
	("CLAC")(2) and Great-West Life Assurance
	Company ("Great-West Life")(2)

	Non-insurance affiliates:	(151,179)	(142,424)	(113,504)
	Empower Retirement, LLC ("Empower")(1),
	Advised Assets Group, LLC ("AAG")(1),
	Great-West Capital Management, LLC
	("GWCM")(1), Great-West Trust Company,
	LLC ("GWTC")(1), GWFS Equities, Inc.
	("GWFS")(1),Great-West Financial Retirement
	Plan Services ("Great-West RPS")(1) Emjay,
	Inc.(1)and MAM Holding Inc. (2)
	Total	(175,137)	(157,946)	(128,114)
Receives corporate support services	Insurance affiliates:	2,183	1,711	1,966	Other
	CLAC(1) and Great-West Life(1)				insurance
					benefits and
	Non-insurance affiliates:	3,392	3,381	3,128
					expenses
	Putnam(2) and Great West Global(2)
	Total	5,575	5,092	5,094
Provides marketing, distribution and	Non-insurance affiliate:	172,702	198,976	202,880	Other
administrative services to certain	GWFS(1)				income
underlying funds and/or mutual
funds

Provides record-keeping services	Non-insurance affiliates:	45,101	38,200	30,517	Other
	GWTC(1)				income
	Non-insurance related party:	61,194	65,281	65,743
	Great-West Funds(4)
	Total	106,295	103,481	96,260

Receives record-keeping services	Insurance affiliate:	(2,328)	(2,551)	(2,423)	Other
	GWL&A NY(1)				income

	Non-insurance affiliates:	(388,302)	(342,803)	(316,923)
	Empower(1) and GWTC(1)
	Total	(390,630)	(345,354)	(319,346)
Receives custodial services	Non-insurance affiliate:	(13,526)	(12,410)	(11,854)	Other
	GWTC(1)				income
Receives reimbursement from tax	Non-insurance affiliate:	9,733	9,140	9,611	Other
sharing indemnification related to	Putnam Investments LLC ("Putnam")(3)				income
state and local tax liabilities

(1)A wholly-owned subsidiary of GWL&A

(2)An indirect wholly-owned subsidiary of Lifeco

(3)A wholly-owned subsidiary of Lifeco U.S.

(4)An open-end management investment company, a related party of GWL&A

The Company's separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company's separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2019, 2018 and 2017, these purchases totaled $224,708, $169,857 and $292,774

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

respectively. As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $288,076 and $284,278 at December 31, 2019 and 2018, respectively, which is also included in the assets and liabilities of the general account at those dates.

During June of 2018, the Company invested $35,000 to fund the initial creation of five mutual funds offered by its subsidiary, GWCM. When the funds met certain targets for customer investment, the Company began redeeming its interests. The remaining investments were $15,546 and $32,018 at December 31, 2019 and 2018, respectively.

The following table summarizes amounts due from parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2019	2018
GWFS(1)	On account	On demand	$34,625	$34,394
CLAC(2)	On account	On demand	11,630	—
GWTC(1)	On account	On demand	7,807	5,489
AAG(1)	On account	On demand	5,141	3,088
GWCM(1)	On account	On demand	1,610	1,367
GWL&A NY(1)	On account	On demand	1,470	—
Great-West RPS(1)	On account	On demand	700	324
GWSC(1)	On account	On demand	509	1,418
Putnam(3)	On account	On demand	103	4,027
Total			$63,595	$50,107

(1)A wholly-owned subsidiary of GWL&A

(2)An indirect wholly-owned subsidiary of Lifeco

(3)A wholly-owned subsidiary of Lifeco U.S.

The following table summarizes amounts due to parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2019	2018
Empower	On account	On demand	$76,024	$35,385
CLAC(2)	On account	On demand	917	4,032
Putnam(3)	On account	On demand	—	770
Other related party payables	On account	On demand	672	1,548

Total			$77,613	$41,735

(1)A wholly-owned subsidiary of GWL&A

(2)An indirect wholly-owned subsidiary of Lifeco

(3)A wholly-owned subsidiary of Lifeco U.S.

Included in current federal income taxes recoverable at December 31, 2019 and 2018 is $45,900 and $72,188, respectively, of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

The Company received/(paid) cash payments of $2,727, ($42,577) and $171 from its subsidiary, GWSC, in 2019, 2018 and 2017 respectively, for the utilization of GWSC's operating loss carryforward amounts under the terms of its tax sharing agreement. Additionally, during the years ended December 31, 2019, 2018 and 2017, the Company received interest income of $2,085, $2,527 and $3,044, respectively, from GWSC relating to the tax sharing agreement.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

During the year ended December 31, 2019, the Company received dividends and return of capital of $108,803 and $12,497, respectively, from its subsidiaries, the largest being $40,000 from Empower. During the year ended December 31, 2018, the Company received dividends and return of capital of $106,000 and $680, respectively, from its subsidiaries, the largest being $42,000 from AAG. During the year ended December 31, 2017, the Company received dividends and return of capital of $82,500 and $1,150,000, respectively, from its subsidiaries, the largest being $35,000 from Empower.

During the years ended December 31, 2019 and 2018, the Company paid cash dividends to GWL&A Financial in the amounts of $639,801 and $152,295, respectively.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide GWL&A NY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets Investments in bonds consist of the following:

		December 31, 2019

	Book/adjusted	Gross unrealized	Gross unrealized
	carrying value	gains	losses	Fair value

U.S. government	$11,076	$1,446	$—	$12,522
U.S. states, territories and possessions	656,713	85,867	—	742,580
Political subdivisions of states and territories	204,355	18,098	—	222,453
Special revenue and special assessments	—	—	—	—
Industrial and miscellaneous	8,024,719	453,056	2,842	8,474,933
Parent, subsidiaries and affiliates	10,810	—	—	10,810
Hybrid securities	165,032	147	14,831	150,348
Loan-backed and structured securities	4,730,820	77,213	11,915	4,796,118

Total bonds	$13,803,525	$635,827	$29,588	$14,409,764
		December 31, 2018

	Book/adjusted	Gross unrealized	Gross unrealized
	carrying value	gains	losses	Fair value

U.S. government	$6,306	$926	$22	$7,210
U.S. states, territories and possessions	1,025,470	91,508	672	1,116,306
Political subdivisions of states and territories	842,211	63,945	2,034	904,122
Special revenue and special assessments	687	4	—	691
Industrial and miscellaneous	12,849,382	237,900	321,254	12,766,028
Parent, subsidiaries and affiliates	15,102	—	—	15,102
Hybrid securities	234,411	77	31,209	203,279
Loan-backed and structured securities	5,680,549	91,517	96,761	5,675,305

Total bonds	$20,654,118	$485,877	$451,952	$20,688,043

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

	December 31, 2019

	Book/adjusted
	carrying value	Fair value

Due in one year or less	$1,053,930	$1,065,718
Due after one year through five years	3,370,602	3,501,754
Due after five years through ten years	3,969,600	4,226,424
Due after ten years	1,204,726	1,346,011
Loan-backed and structured securities	4,720,976	4,786,163

Total bonds	$14,319,834	$14,926,070

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	Years ended December 31,

	2019	2018	2017
Consideration from sales	$18,741,779	$12,788,008	$17,492,392
Gross realized gains from sales	511,103	32,672	34,506
Gross realized losses from sales	46,129	30,960	56,354

The proceeds from sales include securities transferred to Protective as part of the Protective transaction (see Note 9 for additional information).

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses including the non-credit-related portion of OTTI losses, by class of investment:

			December 31, 2019
	Less than twelve months		Twelve months or longer		Total

		Unrealized		Unrealized		Unrealized
		loss and		loss and		loss and
Bonds:	Fair value	OTTI	Fair value	OTTI	Fair value	OTTI

Industrial and miscellaneous	$435,115	$2,113	$620,988	$36,363	$1,056,103	$38,476
Hybrid securities	12,402	93	116,868	14,739	129,270	14,832
Loan-backed and structured securities	745,246	4,367	585,239	9,796	1,330,485	14,163

Total bonds	$1,192,763	$6,573	$1,323,095	$60,898	$2,515,858	$67,471
Total number of securities in an
unrealized loss position		95		102		197

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

			December 31, 2018

	Less than twelve months		Twelve months or longer		Total
		Unrealized		Unrealized		Unrealized
		loss and		loss and		loss and
Bonds:	Fair value	OTTI	Fair value	OTTI	Fair value	OTTI

U.S. government	$116	$4	$818	$19	$934	$23
U.S. states, territories and possessions	42,429	360	11,365	312	53,794	672
Political subdivisions of states and territories	103,774	1,115	28,604	919	132,378	2,034
Industrial and miscellaneous	6,334,837	235,993	2,763,614	201,312	9,098,451	437,305
Hybrid securities	104,167	13,710	88,517	17,498	192,684	31,208
Loan-backed and structured securities	2,462,938	46,794	1,568,844	53,417	4,031,782	100,211

Total bonds	$9,048,261	$297,976	$4,461,762	$273,477	$13,510,023	$571,453
Total number of securities in an

unrealized loss position		815		475		1,290

Bonds - Total unrealized losses and OTTI decreased by $503,982, or 88%, from December 31, 2018 to December 31, 2019. The decrease in unrealized losses was across all asset classes and was primarily driven by higher valuations as a result of lower interest rates at December 31, 2019 compared to December 31, 2018, as well as a reduction in bonds with unrealized losses as a result of disposals associated with the Protective transaction. See Note 1 and Note 9 for further discussion of the Protective transaction.

Total unrealized losses greater than twelve months decreased by $212,579 from December 31, 2018 to December 31, 2019. Industrial and miscellaneous account for 60%, or $36,363, of the unrealized losses and OTTI greater than twelve months at December 31, 2019. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 16%, or $9,796, of the unrealized losses and OTTI greater than twelve months at December 31, 2019. Of the $9,796 of unrealized losses and OTTI over twelve months on loan-backed and structured securities, 95% or $9,277 are on securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 21% and 19% of total invested assets at December 31, 2019 and 2018, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association ("ISDA") Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $68,046 and $36,177 as of December 31, 2019 and 2018, respectively. The Company had pledged collateral related to these derivatives of $5,022 and $0 as of December 31, 2019 and 2018, respectively,

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2019 the fair value of assets that could be required to settle the derivatives in a net liability position was $63,024.

At December 31, 2019 and 2018, the Company had pledged $5,022 and $30,220, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $71,130 and $71,280 of unrestricted cash collateral to the Company to satisfy collateral netting arrangements, respectively.

At December 31, 2019 and 2018, the Company had pledged U.S. Treasury bills in the amount of $2,331 and $8,197, respectively, with a broker as collateral for futures contracts.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and treasury interest rate futures. Certain of the Company's OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments:

		December 31, 2019

		Net
	Notional	book/adjusted
	amount	carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$22,300	$—	$8,385
Cross-currency swaps	880,490	35,372	38,370

Total derivatives designated as hedges	902,790	35,372	46,755
Derivatives not designated as hedges:
Interest rate swaps	933,930	2,078	1,487
Futures on equity indices	6,890	545	(17)
Interest rate futures	22,600	1,786	2
Interest rate swaptions	186,550	20	20
Cross-currency swaps	541,142	21,894	20,442

Total derivatives not designated as hedges	1,691,112	26,323	21,934
Total cash flow hedges, and derivatives not designated as hedges	$2,593,902	$61,695	$68,689

(1)The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

(2)The fair value includes accrued income and expense.

		December 31, 2018

		Net
	Notional	book/adjusted
	amount	carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$22,300	$—	$6,248
Cross-currency swaps	886,018	55,808	39,109

Total cash flow hedges	908,318	55,808	45,357
Derivatives not designated as hedges:
Interest rate swaps	636,500	(13,645)	(12,775)
Futures on equity indices	137,829	5,920	(786)
Interest rate futures	53,000	2,276	37
Interest rate swaptions	194,330	173	173
Cross-currency swaps	573,703	26,208	24,945

Total derivatives not designated as hedges	1,595,362	20,932	11,594
Total cash flow hedges and derivatives not designated as hedges	$2,503,680	$76,740	$56,951

(1)The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

(2)The fair value includes accrued income and expense.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table presents net unrealized gains/(losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

Net unrealized gain (loss) on derivatives

recognized in surplus

	Year Ended December 31,
	2019	2018	2017
Derivatives not designated as hedging instruments:
Interest rate swaps	$13,954	$(8,039)	$130
Interest rate swaptions	123	198	(54)
Futures on equity indices	(241)	297	(363)
Interest rate futures	(132)	159	48
Cross-currency swaps	(8,396)	32,525	(39,021)

Total	$5,308	$25,140	$(39,260)

Securities lending

Securities with a cost or amortized cost of $296,583 and $47,218, and estimated fair values of $297,018 and $43,425 were on loan under the program at December 31, 2019 and 2018, respectively.

The following table summarizes securities on loan by category:

December 31,	December 31,

2019
Book/adjusted
carrying value	Fair value
2018
Book/adjusted
carrying value	Fair value
Hybrid securities	$2,224	$2,028	$—	$—
Industrial and miscellaneous	15,734	16,365	47,218	43,425
U.S. government	278,625	278,625	—	—

	$296,583	$297,018	$47,218	$43,425

The Company's securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $303,282 and $45,102 as collateral at December 31, 2019 and 2018, respectively. This cash was reinvested into money markets and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Dollar repurchase agreements

There were no dollar repurchase agreements open at December 31, 2019.

Dollar repurchase agreements with a book/adjusted carrying value of $688,765 at December 31, 2018, was included with bonds in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus. At December 31, 2018, the obligation of $664,650 to repurchase the agreements at a later date was recorded in repurchase agreements liabilities. The following table summarizes the securities underlying the dollar repurchase agreements at December 31, 2018:

		December 31, 2018

Issuer	Book/adjusted	Fair value	Maturity
	carrying value

FHLMC	$66,283	$64,754	1/1/2034
FHLMC	482,628	471,162	1/1/2049
FNMA	35,506	34,925	1/1/2034
FNMA	104,348	101,971	1/1/2049

Total	$688,765	$672,812

The cash collateral of $664,791 related to the dollar repurchase agreement program at December 31, 2018 was primarily reinvested into investment grade corporate securities with a book/adjusted carrying value of $664,791 and fair value of $657,553, with maturities greater than 3 years.

Reverse repurchase agreements

The Company had short-term reverse repurchase agreements with book/adjusted carrying values of $3,300 and $11,200 at December 31, 2019 and December 31, 2018, respectively, with maturities of 2 days to 1 week. The fair value of securities acquired under the tri-party agreement and held on the Company's behalf was $3,366 and $11,424 at December 31, 2019 and December 31, 2018, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Restricted assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

						December 31, 2019

			Gross (Admitted & Non-admitted) Restricted									Percentage
	Total		G/A	Total	S/A Assets		Total			Total		Gross	Admitted
				Separate								(Admitted &	Restricted
	General	Supporting		Account	Supporting		From			Non-	Total	Non-	to Total
Restricted Asset	Account		S/A	(S/A)	G/A		Prior	Increase/		admitted	Admitted	admitted)	Admitted
Category:	(G/A)		Activity	Restricted	Activity	Total	Year	(Decrease)	Restricted Restricted			Restricted to	Assets
Collateral held
under security
lending	$303,282	$	— $	— $	— $	303,282	$45,102	$258,180	$	— $	303,282	0.62%	0.62%
arrangements
Subject to reverse
repurchase
agreements	3,300		—	—	—	3,300	11,200	(7,900)		—	3,300	0.01%	0.01%
Subject to dollar
repurchase
agreements	—		—	—	—	—	688,765	(688,765)		—	—	0.00%	0.00%
On deposit with	4,294		—	—	—	4,294	4,443	(149)		—	4,294	0.01%	0.01%
states
On deposit with
other regulatory	579		—	—	—	579	603	(24)		—	579	0.00%	0.00%
bodies

Pledged as
collateral not
captured in other
categories:
Futures margin	2,330		—	—	—	2,330	8,197	(5,867)		—	2,330	0.01%	0.01%
deposits
Other collateral	—		—	—	—	—	5,320	(5,320)		—	—	0.00%	0.00%
Derivative cash	5,022		—	—	—	5,022	30,220	(25,198)		—	5,022	0.01%	0.01%
collateral
Other restricted	1,218		—	—	—	1,218	1,259	(41)		—	1,218	0.00%	0.00%
assets
Total Restricted
	$320,025	$	— $	— $	— $	320,025	$795,109	$(475,084)	$	— $	320,025	0.66%	0.66%
Assets

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

						December 31, 2018

		Gross (Admitted & Non-admitted) Restricted									Percentage
	Total	G/A	Total	S/A Assets			Total				Gross	Admitted
			Separate						Total Non-	Total	(Admitted &	Restricted
Restricted Asset	General	Supporting	Account	Supporting			From	Increase/			Non-	to Total
	Account	S/A	(S/A)	G/A			Prior		admitted	Admitted	admitted)	Admitted
Category:	(G/A)	Activity	Restricted	Activity	Total		Year	(Decrease)	Restricted	Restricted	Restricted to	Assets
Collateral held
under security
lending
arrangements	$45,102	$—	$—	$—	$45,102	$	— $	45,102	$—	$45,102	0.08%	0.08%
Subject to
repurchase
agreements	—	—	—	—	—		—	—	—	—	0.00%	0.00%
Subject to reverse
repurchase
agreements	11,200	—	—	—	11,200		23,200	(12,000)	—	11,200	0.02%	0.02%
Subject to dollar
repurchase	688,765	—	—	—	688,765		—	688,765	—	688,765	1.23%	1.23%
agreements

On deposit with	4,443	—	—	—	4,443		4,351	92	—	4,443	0.01%	0.01%
states
On deposit with
other regulatory	603	—	—	—	603		627	(24)	—	603	0.00%	0.00%
bodies

Pledged as
collateral not
captured in other
categories:
Futures margin
deposits	8,197	—	—	—	8,197		3,388	4,809	—	8,197	0.02%	0.02%
Other collateral	5,320	—	—	—	5,320		—	5,320	—	5,320	0.01%	0.01%

Derivative cash	30,220	—	—	—	30,220		42,751	(12,531)	—	30,220	0.05%	0.05%
collateral
Other restricted	1,259	—	—	—	1,259		228	1,031	—	1,259	0.00%	0.00%
assets
Total Restricted	$795,109	$—	$—	$—	$795,109		$74,545	$720,564	$—	$795,109	1.42%	1.43%
Assets

Net investment income

The following table summarizes net investment income:

	Years Ended December 31,

	2019	2018	2017

Bonds	$621,993	$822,645	$817,282
Common stock	455	221	425
Mortgage loans	158,678	169,415	164,055
Real estate	27,577	26,557	25,979
Contract loans	200,298	199,507	198,672
Cash, cash equivalents and short-term investments	16,409	4,749	6,556
Derivative instruments	16,915	16,308	16,216
Other invested assets	121,675	125,821	100,134
Miscellaneous	4,462	1,896	4,552

Gross investment income	1,168,462	1,367,119	1,333,871
Expenses	(69,011)	(59,732)	(66,908)

Net investment income	$1,099,451	$1,307,387	$1,266,963

The amount of interest incurred and charged to investment expense during the years ended December 31, 2019, 2018 and 2017 was $33,188, $22,070 and $29,278, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table summarizes net realized capital gains (losses) on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,

	2019	2018	2017
Net realized capital gains (losses), before federal income tax	$574,371	$4,905	$(19,270)
Less: Federal income tax	120,617	1,030	(6,745)

Net realized capital gains (losses), before IMR transfer	453,754	3,875	(12,525)
Net realized capital gains (losses) transferred to IMR, net
of federal income tax of $122,750, ($1,781) and ($7,032), respectively	461,776	(6,701)	(13,060)
Net realized capital gains (losses), net of federal income tax expense (benefit) of
	$(8,022)	$10,576	$535
($2,133), $2,811 and 287, respectively, and IMR transfer

Interest maintenance reserve

The following table summarizes activity in the interest maintenance reserve:

Year ended December 31,
2019

Reserve as of December 31, 2018	$50,674
Transferred into IMR, net of taxes	461,776
IMR reinsurance release	(512,034)

Balance before amortization	416
Amortization released to Statement of Operations	(8,280)

Reserve as of December 31, 2019 before non-admit	(7,864)
Change in non-admitted asset	(5,858)

Reserve as of December 31, 2019	$(2,006)

Concentrations

The Company had the following bond concentrations based on total invested assets:

Concentration by type

December 31,

Industrial and miscellaneous

Financial services

20192018

51%56%

Concentration by industry

December 31,

20192018

13%14%

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $2,693,435 and $4,207,611 as of December 31, 2019 and 2018, respectively. These mortgages were current as of December 31, 2019 and 2018.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2019 and 2018 were 4.70% and 4.61%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2019 and 2018 were 4.05% and 3.51%, respectively.

During 2019 and 2018, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 64% and 69%, respectively.

The balance in the commercial mortgage provision allowance was $745 and $745 as of December 31, 2019 and 2018, respectively. There was no provision activity for the years ended December 31, 2019 and 2018.

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type

		December 31,
	2019	2018
Multi-family	44%	37%
Industrial	19%	29%
Office	18%	17%
Retail	12%	10%
Other	7%	7%

	100%	100%

	Concentration by geographic area

		December 31,
	2019	2018
Pacific	33%	35%
East North Central	20%	18%
South Atlantic	14%	14%
West South Central	10%	6%
Middle Atlantic	8%	10%
Other	8%	8%
Mountain	7%	9%

	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

				Fair Value Measurements at Reporting Date
Type of financial instrument					December 31, 2019
		Admitted

	Aggregate	assets and				Net Asset	Total
Assets:	fair value	liabilities	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(All Levels)

Bonds	$14,409,764	$13,803,525	$—	$14,395,297	$14,467	$—	$14,409,764
Common stock	20,249	20,249	20,249	—	—	—	20,249
Mortgage loans	2,742,188	2,692,690	—	2,742,188	—	—	2,742,188
Real estate	137,700	44,648	—	—	137,700	—	137,700
Cash, cash equivalents and	818,328	818,328	298,720	519,608	—	—	818,328
short-term investments
Contract loans	3,995,291	3,995,291	—	3,995,291	—	—	3,995,291
Other long-term invested assets	128,287	120,934	—	38,070	—	90,217	128,287
Securities lending collateral assets	303,282	303,282	33,164	270,118	—	—	303,282
Collateral under derivative
counterparty collateral	76,212	76,212	76,212	—	—	—	76,212
agreements

Other collateral	504	504	504	—	—	—	504
Receivable for securities	6,853	5,313	—	6,853	—	—	6,853
Derivative instruments	136,753	124,254	3	136,750	—	—	136,753
Separate account assets	25,690,576	25,634,438	13,992,067	11,326,204	—	372,305	25,690,576

Total assets	$48,465,987	$47,639,668	$14,420,919	$33,430,379	$152,167	$462,522	$48,465,987
Liabilities:

Deposit-type contracts	$57,672	$60,296	$—	$57,672	$—	$—	$57,672
Commercial paper	99,900	99,900	—	99,900	—	—	99,900
Payable under securities	303,282	303,282	33,164	270,118	—	—	303,282
lending agreements
Collateral under derivative
counterparty collateral	71,130	71,130	71,130	—	—	—	71,130
agreements

Other collateral	504	504	504	—	—	—	504
Payable for securities	733,150	733,150	—	733,150	—	—	733,150
Derivative instruments	68,064	62,559	19	68,045	—	—	68,064
Separate account liabilities	346,182	346,182	66	346,116	—	—	346,182

Total liabilities	$1,679,884	$1,677,003	$104,883	$1,575,001	$—	$—	$1,679,884

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

				Fair Value Measurements at Reporting Date
Type of financial instrument				December 31, 2018

		Admitted					Net Asset
	Aggregate	assets and					Value	Total
Assets:	fair value	liabilities	(Level 1)	(Level 2)		(Level 3)	(NAV)	(All Levels)

Bonds	$20,688,043	$20,654,118	$—	$20,666,851		$21,192	$—	$20,688,043
Common Stock	35,635	35,635	35,635	—		—	—	35,635
Mortgage loans	4,176,880	4,206,865	—	4,176,880		—	—	4,176,880
Real estate	137,700	38,962	—	—		137,700	—	137,700
Cash, cash equivalents and	228,997	229,003	188,283	40,714		—	—	228,997
short-term investments
Contract loans	4,122,637	4,122,637	—	4,122,637		—	—	4,122,637
Other long-term invested	392,232	338,837	—	319,299		31	72,902	392,232
assets
Securities lending collateral	45,102	45,102	—	45,102		—	—	45,102
assets
Collateral under derivative
counterparty collateral	101,561	101,561	101,561	—		—	—	101,561
agreements

Other Collateral	9,315	9,315	9,315	—		—	—	9,315
Receivable for securities	9,654	9,654	—	9,654		—	—	9,654
Derivative instruments	114,612	115,922	66	114,546		—	—	114,612
Separate account assets	24,639,265	24,654,916	13,236,266	10,975,973		—	427,026	24,639,265

Total assets	$54,701,633	$54,562,527	$13,571,126	$40,471,656		$158,923	$499,928	$54,701,633
Liabilities:

Deposit-type contracts	$196,778	$189,895	$—	$196,778	$	— $	—	$196,778
Commercial paper	98,859	98,859	—	98,859		—	—	98,859
Payable under securities	45,102	45,102	—	45,102		—	—	45,102
lending agreements
Collateral under derivative
counterparty collateral	71,280	71,280	71,280	—		—	—	71,280
agreements
Other collateral	3,995	3,995	3,995	—		—	—	3,995
Payable for securities	11,096	11,096	—	11,096		—	—	11,096
Derivative instruments	57,660	47,378	814	56,846		—	—	57,660
Dollar repurchase agreements	664,650	664,650	—	664,650		—	—	664,650
Separate account liabilities	251,806	251,806	44	251,762		—	—	251,806

Total liabilities	$1,401,226	$1,384,061	$76,133	$1,325,093	$	— $	—	$1,401,226

Bonds and common stock

The fair values for bonds and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage's remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, dollar repurchase agreements and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, dollar repurchase agreements and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

The Company believes the fair value of contract loans approximates book value. Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contractholder or with proceeds from the contract. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company believes the fair value of contract loans approximates carrying value.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds. For low-income housing tax credits, amortized cost approximates fair value.

Limited partnership interests represent the Company's minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, which are estimated to be liquidated over the next one to 10 years. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements and other collateral

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, interest rate swaps and interest rate swaptions, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

Fair value hierarchy

The following tables present information about the Company's financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

		Fair Value Measurements at Reporting Date
			December 31, 2019

				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Common stock
Mutual funds	$15,545	$—	$—	$—	$15,545
Industrial and miscellaneous	4,704	—	—	—	4,704
Other invested assets
Limited partnerships	—	—	—	90,217	90,217
Derivatives
Interest rate swaps	—	36,516	—	—	36,516
Cross-currency swaps	—	35,457	—	—	35,457
Interest rate swaptions	—	20	—	—	20
Separate account assets (1)	13,935,424	10,123,099	—	372,305	24,430,828
Total assets	$13,955,673	$10,195,092	$—	$462,522	$24,613,287
Liabilities:

Derivatives
Interest rate swaps	$—	$35,029	$—	$—	$35,029
Cross-currency swaps	—	15,015	—	—	15,015
Separate account liabilities (1)	66	346,116	—	—	346,182
Total liabilities	$66	$396,160	$—	$—	$396,226

(1)Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

		Fair Value Measurements at Reporting Date
			December 31, 2018

				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Bonds
Industrial and miscellaneous	$—	$—	$1,275	$—	$1,275
Common stock
Mutual funds	30,969	—	—	—	30,969
Industrial and miscellaneous	4,666	—	—	—	4,666
Other invested assets
Limited partnerships	—	—	—	72,902	72,902
Derivatives
Interest rate swaps	—	8,964	—	—	8,964
Cross-currency swaps	—	39,705	—	—	39,705
Interest rate swaptions	—	173	—	—	173
Separate account assets (1)	13,212,700	9,887,836	—	427,026	23,527,562
Total assets	$13,248,335	$9,936,678	$1,275	$499,928	$23,686,216
Liabilities:

Derivatives
Interest rate swaps	$—	$21,740	$—	$—	$21,740
Cross-currency swaps	—	14,760	—	—	14,760
Separate account liabilities (1)	44	251,762	—	—	251,806
Total liabilities	$44	$288,262	$—	$—	$288,306

(1)Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

6. Non-Admitted Assets

The following table summarizes the Company's non-admitted assets:

	December 31, 2019			December 31, 2018

		Non-			Non-
		admitted	Admitted		admitted	Admitted
Type	Asset	asset	asset	Asset	asset	asset

Cash, cash equivalents and short-term investments	818,329	1	818,328	229,434	431	229,003
Other invested assets	403,986	1,095	402,891	607,793	1,006	606,787
Premiums deferred and uncollected	15,273	74	15,199	25,904	109	25,795
Deferred income taxes	205,256	108,053	97,203	340,645	190,148	150,497
Due from parent, subsidiaries and affiliate	118,239	54,644	63,595	94,542	44,435	50,107
Other prepaid assets	22,712	22,712	—	28,150	28,150	—
Capitalized internal use software	37,917	37,917	—	58,658	58,658	—
Furniture, fixtures and equipment	5,095	5,095	—	4,949	4,949	—
Reinsurance recoverable	37,806	—	37,806	8,468	378	8,090
Other assets	499,620	8,788	490,832	507,110	2,539	504,571

Total	$ 2,164,233	$238,379	$ 1,925,854	$ 1,905,653	$330,803	$ 1,574,850

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table summarizes the Company's aggregate Statement of Admitted Assets, Liabilities, Capital and Surplus values of all subsidiary, controlled and affiliated entities ("SCA"), except insurance SCA entities as follows:

	December 31, 2019			December 31, 2018

		Non-			Non-
		admitted	Admitted		admitted	Admitted
Type	Asset	asset	asset	Asset	asset	asset

Common stock	$13,537	$—	$13,537	$13,544	$—	$13,544
Other invested assets	156,119	1,095	155,024	143,533	975	142,558

Total	$169,656	$1,095	$168,561	$157,077	$975	$156,102

7. Premiums Deferred and Uncollected

The following table summarizes the Company's ordinary and group life insurance premiums and annuity considerations deferred and uncollected, both gross and net of loading:

	December 31, 2019		December 31, 2018

		Net of		Net of
Type	Gross	loading	Gross	loading

Ordinary new business	$—	$—	$427	$221
Ordinary renewal business	16,888	15,199	31,069	25,544
Group life	—	—	32	30

Total	$16,888	$15,199	$31,528	$25,795

8. Business Combination and Goodwill

The Company's goodwill is the result of two types of transactions.

Goodwill that arises as a result of the acquisition of subsidiary limited liability companies is included in other invested assets in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital. On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the J.P. Morgan Retirement Plan Services ("RPS") large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51,098 was recorded in other invested assets, which is being amortized over 10 years. At December 31, 2019 and 2018, the Company has $23,846 and $28,955, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2019, 2018 and 2017, the Company recorded $5,109, $5,110 and $5,110, respectively, of goodwill amortization related to this acquisition.

					Admitted goodwill as a
				Amount of goodwill	% of SCA
			Admitted goodwill	amortized for the	book/adjusted carrying
	Cost of acquired	Original amount of	as of December 31,	year ended	value, gross of admitted
Acquisition date	entity	admitted goodwill	2019	December 31, 2019	goodwill

August 29, 2014	$64,169	$51,098	$23,846	$5,109	58.8%

In addition, goodwill that arises as a result of the acquisition of various assumption reinsurance agreements is included in goodwill in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital. At December 31, 2019 and 2018, this goodwill was fully amortized. During each of the years ended December 31, 2019, 2018 and 2017, the Company recorded $0, $0 and $977, respectively, of goodwill amortization related to these acquisitions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

9. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000. Effective June 1, 2019, all risks on non-participating policies within the above retention limits were ceded to Protective.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Additionally, Protective, which represents the Company's most significant reinsurance relationship, is an authorized reinsurer and the Protective transaction is secured by assets held in a trust.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2019, 2018 and 2017 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Effective June 1, 2019, the Company terminated various related party reinsurance agreements and completed the sale, via indemnity reinsurance, of substantially all of its individual life insurance and annuity business to Protective. The Protective transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset (in millions):

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus
Admitted Assets:
Bonds	$(7,302)
Mortgage loans	(1,288)
Contract loans	(24)
Cash, cash equivalents and short-term investments	722
Other invested assets	(235)
Investment income due and accrued	(89)
Premiums deferred and uncollected	(10)
Reinsurance recoverable	25
Current federal income taxes recoverable	(1)
Deferred income taxes	(21)
Other assets	(3)

Total admitted assets	$(8,226)
Liabilities, capital and surplus:

Liabilities
Aggregate reserves for life policies and contracts	$(8,287)
Aggregate reserves for accident and health policies	(288)
Liability for deposit-type contracts	(127)
Life and accident and health policy and contract claims	(74)
Provision for experience rated refunds	(63)
Interest maintenance reserve	(66)
Other liabilities	(92)
Transfers to Separate Accounts due or accrued	59

Total liabilities	(8,938)
Capital and surplus:

Gross paid in and contributed surplus	712

Total capital and surplus	712

Total liabilities, capital and surplus	$(8,226)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Statutory Statements of Operations
Income:
Premium income and annuity consideration	$(9,147)
Commission and expense allowances on reinsurance ceded	154
Total income
(8,993)
Expenses:

Decrease in aggregate reserves for life and accident health policies and contracts	(8,575)
Total benefits
(8,575)

Net transfers from separate accounts	59
IMR reinsurance release	(512)
Total benefit and expenses
(9,028)
Net gain from operations after dividends to policyholders and before federal income taxes and net

realized capital gains (losses)	35
Federal income tax benefit	(118)

Statutory net income	$153

Statutory Statements of Changes in Capital and Surplus
Statutory net income	$153
Change in net deferred income tax	(21)
Change in surplus as a result of reinsurance	580

Net change in capital and surplus	$712

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

10. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner's Annuity Reserve Valuation Method ("CARVM") and the Commissioner's Reserve Valuation Method ("CRVM"), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	2.25% to 6.00%
	- Annuity Funds	2.75% to 11.25%
	- Disability	2.50% to 6.00%
Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980 and 2001 Commissioners Standard
Ordinary ("CSO") tables, and American Experience
	- Annuity Funds	Various annuity valuation tables, primarily including the GA 1951, 71, 83a and 2012 Individual Annuitant
Mortality ("IAM"), Group Annuity Reserve ("GAR") 94, 1971 and 1983 Group Annuity Mortality
("GAM"), and Annuity 2000
Morbidity	- Disability	1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2019 and 2018, the Company had $3,925,596 and $3,904,519, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

			December 31, 2019

		Separate	Separate		Percent of
	General	Account with	Account Non-		Total
	Account	Guarantees	Guaranteed	Total	Gross
Subject to discretionary withdrawal:

With market value adjustment	$915,098	$—	$—	$915,098	3.0%
At book value less current surrender	817,144	—	—	817,144	2.7%
charges of 5% or more
At fair value	—	6,358,077	11,528,947	17,887,024	58.0%

Total with adjustment or at market value	1,732,242	6,358,077	11,528,947	19,619,266	63.7%
At book value without adjustment	97,837	—	—	97,837	0.3%
(minimal or no charge adjustment)
Not subject to discretionary withdrawal	11,091,699	—	—	11,091,699	36.0%

Total gross	12,921,778	6,358,077	11,528,947	30,808,802	100.0%
Reinsurance ceded	71,124	—	—	71,124
Total, net	$12,850,654	$6,358,077	$11,528,947	$30,737,678
			December 31, 2018

		Separate	Separate
	General	Account with	Account Non-		Percent of
	Account	Guarantees	Guaranteed	Total	Total Gross
Subject to discretionary withdrawal:

With market value adjustment	$850,240	$—	$—	$850,240	2.8%
At book value less current surrender	779,760	—	—	779,760	2.5%
charges of 5% or more
At fair value	—	6,460,894	11,311,267	17,772,161	57.5%

Total with adjustment or at market value	1,630,000	6,460,894	11,311,267	19,402,161	62.8%
At book value without adjustment	155,150	—	—	155,150	0.5%
(minimal or no charge adjustment)
Not subject to discretionary withdrawal	11,355,177	—	—	11,355,177	36.7%

Total gross	13,140,327	6,460,894	11,311,267	30,912,488	100.0%
Reinsurance ceded	1,479	—	—	1,479

Total, net	$13,138,848	$6,460,894	$11,311,267	$30,911,009

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The withdrawal characteristics of life reserves are as follows:

				December 31, 2019

		General Account			Separate Account - Nonguaranteed

Subject to discretionary withdrawal,		Account	Cash Value	Reserve	Account	Cash Value	Reserve
		Value			Value
surrender values, or policy loans:

Universal life		$6,618,888	$6,617,437	$6,595,652	—	—	—
Other permanent cash value life		—	6,949,889	7,306,841	—	—	—
insurance
Variable universal life		240,230	243,868	244,301	7,063,894	7,063,894	7,063,894
Not subject to discretionary withdrawal
or no cash values:
Term policies without cash value		N/A	N/A	164,921	—	—	—
Accidental death benefits		N/A	N/A	1,195	—	—	—
Disability - active lives		N/A	N/A	1,078	—	—	—
Disability - disabled lives		N/A	N/A	126,059	—	—	—
Miscellaneous reserves		N/A	N/A	29,945	—	—	—

Total, gross		6,859,118	13,811,194	14,469,992	7,063,894	7,063,894	7,063,894
Reinsurance ceded		6,859,118	7,330,812	7,621,851	—	—	—

Total, net of reinsurance ceded	$	— $	6,480,382	$6,848,141	$7,063,894	$7,063,894	$7,063,894

December 31, 2018

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal life

Other permanent cash value life insurance

Variable universal life

Not subject to discretionary withdrawal or no cash values:

General Account

Account	Cash Value	Reserve
Value

6,334,915	6,333,521	6,361,629
—	7,397,702	7,706,654
199,833	202,859	203,219

Separate Account - Nonguaranteed

Account	Cash Value	Reserve
Value

—	—	—
—	—	—
5,628,768	5,628,768	5,628,768
Term policies without cash value	N/A	N/A	192,492	—	—	—
Accidental death benefits	N/A	N/A	1,267	—	—	—
Disability - active lives	N/A	N/A	1,184	—	—	—
Disability - disabled lives	N/A	N/A	135,415	—	—	—
Miscellaneous reserves	N/A	N/A	69,467	—	—	—

Total, gross	6,534,748	13,934,082	14,671,327	5,628,768	5,628,768	5,628,768
Reinsurance ceded	—	—	119,159	—	—	—

Total, net of reinsurance ceded	$ 6,534,748	$13,934,082	14,552,169	$ 5,628,768	$5,628,768	$5,628,768

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

11. Liability for Unpaid Claims and Claim Adjustment Expenses

Activity in the accident and health liability for unpaid claims and for claim adjustment expenses included in aggregate reserve for life policies and contracts and accident and health policies, excluding unearned premium reserves, is summarized as follows:

	2019	2018

Balance, January 1, net of reinsurance of $19,082 and $25,283	$247,529	$243,517
Incurred related to:
Current year	9,941	38,844
Prior year	(217,477)	6,634

Total incurred	(207,536)	45,478
Paid related to:
Current year	(9,807)	(10,375)
Prior year	(29,392)	(31,091)

Total paid	(39,199)	(41,466)
Balance, December 31, net of reinsurance of $284,531 and $19,082	$794	$247,529

Reserves for incurred claims and claim adjustment expenses attributable to insured events of prior years has increased (decreased) by ($217,477) and $6,634 during the years ended December 31, 2019 and 2018, respectively. The change in the current year was primarily due to the Protective transaction.

12. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor's Ratings Services and a rating of P-1 by Moody's Investors Service, each being the highest rating available. The Company's issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company's liquidity.

The following table provides information regarding the Company's commercial paper program:

		December 31,
	2019		2018
Face value		$99,900		$98,859
Carrying value		$99,900		$98,859
Interest expense paid		$2,874		$1,746
Effective interest rate	1.8%	- 2.1%	2.5%	- 2.7%
Maturity range (days)	13	- 24	16	- 25

13. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•Individual Annuity Product

•Group Annuity Product

•Variable Life Insurance Product

•Hybrid Ordinary Life Insurance Product

•Individual Indexed-Linked Annuity Product

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•Individual Annuity

•Group Annuity

•Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•Hybrid Ordinary Life Insurance Product

•Group Annuity - Custom Stable Value Asset Funds

•Variable Life Insurance Product

•Individual Indexed-Linked Annuity Product

The Company's separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Some assets within each of the Company's separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2019 and 2018, the Company's separate account assets that are legally insulated from the general account claims are $25,632,375 and $24,652,973.

As of December 31, 2019 and 2018, $11,266,373 and $0, respectively, were ceded under Modified Coinsurance to Protective. While the Company holds the respective asset and liability under the Modified Coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $11,649, $11,608, $12,581, $12,961 and $12,542 for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant's account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants' distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund's securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder's account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the "free amount" before the retirement date by a deduction from a participant's account. The "free amount" is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information regarding the Company's separate accounts:

	Year Ended December 31, 2019

	Non-indexed
	guaranteed less	Non-guaranteed
	than/equal to 4%	separate account	Total

Premiums, considerations or deposits	$528,618	$1,274,716	$1,803,334
Reserves

For accounts with assets at:
Fair value	$7,315,010	$16,440,747	$23,755,757
Amortized cost	1,168,009	—	1,168,009

Total reserves	$8,483,019	$16,440,747	$24,923,766
By withdrawal characteristics:
At fair value	$7,315,010	$16,440,747	$23,755,757
At book value without fair value adjustment and with current	1,168,009	—	1,168,009
surrender charge less than 5%
Total subject to discretionary withdrawals	$8,483,019	$16,440,747	$24,923,766

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

	Year Ended December 31, 2018

	Non-indexed
	guaranteed less	Non-guaranteed
	than/equal to 4%	separate account	Total

Premiums, considerations or deposits	$721,339	$1,900,171	$2,621,510
Reserves

For accounts with assets at:
Fair value	$7,286,636	$15,682,027	$22,968,662
Amortized cost	1,107,812	—	1,107,812

Total reserves	$8,394,448	$15,682,027	$24,076,474
By withdrawal characteristics:
At fair value	$7,286,636	$15,682,027	$22,968,663
At book value without fair value adjustment and with current	1,107,812	—	1,107,812
surrender charge less than 5%
Total subject to discretionary withdrawals	$8,394,448	$15,682,027	$24,076,475

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,

	2019	2018	2017
Transfers as reported in the Summary of Operations of the separate account statement:
Transfers to separate accounts	$1,803,334	$2,621,510	$2,449,357
Transfers from separate accounts	(4,226,616)	(5,198,817)	(4,417,525)

Net transfers from separate accounts	(2,423,282)	(2,577,307)	(1,968,168)
Reconciling adjustments:
Net transfer of reserves to separate accounts	1,203,800	1,464,314	1,023,384
Miscellaneous other	836	528	140
CARVM allowance reinsured	70,071	—	$—
Reinsurance	(179,568)	—	$—

Net transfers as reported in the Statements of Operations	$(1,328,143)	$(1,112,465)	$(944,644)

14. Capital and Surplus, Dividend Restrictions, and Other Matters

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

On November 15, 2004, the Company issued a surplus note in the face amount of $195,000 to GWL&A Financial. The proceeds were used to redeem a $175,000 surplus note issued May 4, 1999 and for general corporate purposes. The surplus note bears interest at the rate of 6.675% and was due November 14, 2034. On December 9, 2019 the Company used proceeds from the ceding commission earned on the Protective transaction to redeem the surplus note balance in full. The carrying amount of the surplus note was $0 and $194,558 at December 31, 2019 and 2018, respectively. Interest paid on the note was $13,016 for each of the the years ended December 31, 2019, 2018 and 2017, respectively, bringing total interest paid from inception to December 31, 2019 to $195,243. The amount of unapproved principal and interest was $0 at December 31, 2019 and 2018.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

On May 19, 2006, the Company issued a surplus note in the face amount and carrying amount of $333,400 to GWL&A Financial Inc. The proceeds were used for general corporate purposes. Initially, the surplus note bore interest at the rate of 7.203% per annum, and was payable on each May 16 and November 16 until May 16, 2016. After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then current three-month London Interbank Offering Rate. The carrying amount of the surplus note was $0 at December 31, 2019 and 2018. The surplus note became redeemable by the company at the principal amount plus any accrued and unpaid interest after May 16, 2016. On June 15, 2018, this surplus note was redeemed in full. Interest paid on the note was $0, $0 and $12,721 for the years ended December 31, 2019, 2018 and 2017, respectively, bringing total interest paid from inception to December 31, 2019 to $262,875. The amount of unapproved principal and interest was $0 at December 31, 2019 and 2018.

On December 29, 2017, the Company issued a surplus note in the face amount and carrying amount of $12,000 to GWL&A Financial Inc. The proceeds were used for general corporate purposes. The surplus note bears an interest rate of 3.5% per annum. The note matures of December 29, 2027. Interest paid on the note during 2019, 2018 and 2017 amounted to $420, $420 and $2, respectively, bringing total interest paid from inception to December 31, 2019 to $842. The amount of unapproved principal and interest was $0 at December 31, 2019.

On May 17, 2018, the Company issued a surplus note in the face amount and carrying amount of $346,218 to GWL&A Financial Inc. The proceeds were used to redeem the $333,400 surplus note issued in 2006 and for general corporate purposes. The surplus note bears an interest rate of 4.881% per annum. The note matures on May 17, 2048. Interest paid on the note during 2019 and 2018 amounted to $16,899 and $10,515, respectively, bringing total interest paid from inception to December 31, 2019 to $27,414. The amount of unapproved principal and interest was $0 at December 31, 2019.

In the first quarter of 2018, the Company realized a $39,921 after tax gain on an interest rate swap that hedged the existing $333,400 surplus note. The Company adjusted the basis of the hedged item, in this case the surplus note, for the amount of the after tax gain. Further, the Company accounted for the redemption of the $333,400 surplus note and the issuance of the $346,218 surplus note in the second quarter as debt modification instead of debt extinguishment. Therefore, the after tax swap gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2019, 2018 and 2017 amounted to $1,330, $998 and $0, respectively bringing the total amortization from inception to December 31, 2019 amounted to $2,329, leaving an unamortized balance of $37,593 in surplus as part of the surplus note amounts.

Interest paid to GWL&A Financial attributable to these surplus notes, was $30,335, $30,819 and $25,739 for the years ended December 31, 2019, 2018 and 2017, respectively.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. The Company may pay an amount less than $144,176 of dividends during the year ended December 31, 2020, without the prior approval of the Colorado Insurance Commissioner. Prior to any payment of dividends, the Company provides notice to the Colorado Insurance Commissioner. Dividends are non- cumulative and paid as determined by the Board of Directors, subject to the limitations described above. During the years ended December 31, 2019, 2018, and 2017 the Company paid dividends to GWL&A Financial Inc, totaling $639,801, $152,295, and $145,301 respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The portion of unassigned funds (surplus) represented or (reduced) by each of the following items is:

	December 31,

	2019	2018
Unrealized gains (losses)	$210,179	$152,801
Non-admitted assets	(238,379)	(330,803)
Asset valuation reserve	(194,032)	(204,393)
Provision for reinsurance	(17)	(17)
Separate account business	(1,505)	(1,076)

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

15. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset (liability):

	December 31, 2019			December 31, 2018				Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$224,934	$—	$224,934	$368,917	$2,793	$371,710	$(143,983)	$(2,793)	$(146,776)
Valuation allowance adjustment	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax asset	224,934	—	224,934	368,917	2,793	371,710	(143,983)	(2,793)	(146,776)
Deferred tax assets non-admitted	(109,435)	1,382	(108,053)	(189,578)	(570)	(190,148)	80,143	1,952	82,095

Net admitted deferred tax asset	115,499	1,382	116,881	179,339	2,223	181,562	(63,840)	(841)	(64,681)
Gross deferred tax liabilities	(18,296)	(1,382)	(19,678)	(31,065)	—	(31,065)	12,769	(1,382)	11,387

Net admitted deferred tax asset	$97,203	$—	$97,203	$148,274	$2,223	$150,497	$(51,071)	$(2,223)	$(53,294)

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

(a)Federal income taxes paid in prior years recoverable through loss carrybacks

(b)Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)

(i)Adjusted gross deferred tax assets expected to be realized following the balance sheet date

(ii)Adjusted gross deferred tax assets expected allowed per limitation threshold

(c)Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities

Total deferred tax assets admitted as a result of the application of SSAP No. 101

December 31, 2019			December 31,	2018			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
$ — $	— $	— $	— $	2,224	$2,224	$—	$ (2,224)	$(2,224)
97,203	—	97,203	148,274	—	148,274	(51,071)	—	(51,071)
97,203	—	97,203	148,274	—	148,274	(51,071)	—	(51,071)
—	—	201,129	—	—	175,682	—	—	25,447
18,296	1,382	19,678	31,065	—	31,065	(12,769)	1,382	(11,387)

$ 115,499	$1,382	$ 116,881	$ 179,339	$2,224	$ 181,563	$ (63,840)	$(842)	$(64,682)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2019	2018

Ratio percentage used to determine recovery period and threshold limitation amount	1,247.01%	867.76%
Amount of adjusted capital and surplus used to determine recovery period and threshold	$1,340,863	$1,171,212
limitation

The following table presents the impact of tax planning strategies:

Adjusted gross deferred tax asset

%of adjusted gross deferred tax asset by character attributable to tax planning strategies

Net admitted adjusted gross deferred tax assets

%of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies

December 31, 2019		December 31, 2018		Change

Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
$224,934	$—	$368,917	$2,793	$(143,983)	$(2,793)
—%	—%	—%	—%	—%	—%
$115,499	$1,382	$179,339	$2,224	$(63,840)	$(842)
—%	—%	—%	—%	—%	—%

The Company's tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,

	2019	2018	Change
Current income tax	$(98,474)	$(17,604)	$(80,870)
Federal income tax on net capital gains	120,618	1,030	119,588

Total	$22,144	$(16,574)	$38,718

	Year Ended December 31,

	2018	2017	Change
Current income tax	$(17,604)	$50,584	$(68,188)
Federal income tax on net capital gains	1,030	(6,744)	7,774

Total	$(16,574)	$43,840	$(60,414)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,

Deferred income tax assets:	2019	2018	Change
Ordinary:
Reserves	$33,451	$80,303	$(46,852)
Investments	2,025	4,374	(2,349)
Deferred acquisition costs	—	76,759	(76,759)
Provision for dividends	2,334	3,399	(1,065)
Fixed assets	3,320	3,264	56
Compensation and benefit accrual	23,408	20,890	2,518
Receivables - non-admitted	16,568	13,991	2,577
Tax credit carryforward	114,265	131,409	(17,144)
Other	29,563	34,527	(4,964)

Total ordinary gross deferred tax assets	224,934	368,916	(143,982)
Valuation allowance adjustment	—	—	—

Total adjusted ordinary gross deferred tax assets	224,934	368,916	(143,982)
Non-admitted ordinary deferred tax assets	(109,435)	(189,578)	80,143

Admitted ordinary deferred tax assets	115,499	179,338	(63,839)
Capital:			—
Investments	—	2,793	(2,793)

Total capital gross deferred tax assets	—	2,793	(2,793)
Valuation allowance adjustment	—	—	—

Total adjusted gross capital deferred tax assets	—	2,793	(2,793)
Non-admitted capital deferred tax assets	1,382	(569)	1,951

Admitted capital deferred tax assets	1,382	2,224	(842)
Total admitted deferred tax assets	$116,881	$181,562	$(64,681)
Deferred income tax liabilities:

Ordinary:
Investments	$—	$—	$—
Premium receivable	(3,192)	(5,417)	2,225
Policyholder Reserves	(14,089)	(17,644)	3,555
Experience Refunds	—	(5,079)	5,079
Other	(1,015)	(2,925)	1,910

Total ordinary deferred tax liabilities	(18,296)	(31,065)	12,769
Capital
Investments	$(1,382)	$—	$(1,382)

Total capital deferred tax liabilities	(1,382)	—	(1,382)

Total deferred tax liabilities	$(19,678)	$(31,065)	$11,387
Net admitted deferred income tax asset	$97,203	$150,497	$(53,294)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,

	2019	2018	Change
Total deferred income tax assets	$224,934	$371,710	$(146,776)
Total deferred income tax liabilities	(19,678)	(31,065)	11,387

Net deferred income tax asset	$205,256	$340,645	(135,389)
Tax effect of unrealized capital gains (losses)			7,108
Other surplus			(1,119)

Change in net deferred income tax			$(129,400)
	December 31,

	2018	2017	Change
Total deferred income tax assets	$371,710	$404,711	$(33,001)
Total deferred income tax liabilities	(31,065)	(22,523)	(8,542)

Net deferred income tax asset	$340,645	$382,188	(41,543)
Tax effect of unrealized capital gains (losses)			(260)
Other surplus			1,071

Change in net deferred income tax			$(40,732)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

		December 31,
	2019	2018	2017
Income tax expense at statutory rate	$61,396	$60,337	$77,023
Federal tax rate change	—	—	132,029
Earnings from subsidiaries	(22,849)	(22,003)	(28,875)
Swap gain on debt refinancing	—	8,175	—
Ceding commission from Protective, net of transaction expenses	112,889	—	—
Dividend received deduction	(6,161)	(6,657)	(7,992)
Tax adjustment for interest maintenance reserve	(1,739)	(5,221)	(7,716)
Interest maintenance reserve release on Protective transaction	(107,527)	—	—
Prior year adjustment	(1,695)	(4,124)	(1,881)
Tax effect on non-admitted assets	3,425	(3,476)	2,291
Tax credits	(3,660)	(2,901)	(908)
Income tax (benefit) on realized capital gain (loss)	120,618	1,030	(6,744)
Tax contingency	1,129	(607)	359
Other	(4,282)	(395)	(3,219)

Total	$151,544	$24,158	$154,367
	2019	2018	2017
Federal income taxes incurred	$22,144	$(16,574)	$43,839
Change in net deferred income taxes	129,400	40,732	110,528

Total income taxes	$151,544	$24,158	$154,367

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

As of December 31, 2019, the Company had no operating loss carryforwards.

As of December 31, 2019, the Company has Guaranteed Federal Low Income Housing tax credit carryforwards of $114,265. These credits will begin to expire in 2030.

As of December 31, 2019, the Company has foreign tax credit carryforwards of $107. These credits will begin to expire in 2028.

The following are income taxes incurred in prior years that will be available for recoupment in the event of future net losses:

Year Ended December 31, 2019	$132,977
Year Ended December 31, 2018	4,146
Year Ended December 31, 2017	13,328

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company's federal income tax return is consolidated with the following entities (the "U.S. Consolidated Group"):

Great-West Lifeco U.S. LLC

GWFS Equities, Inc.

GWL&A Financial Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Great-West Life & Annuity Insurance Company of New York

Putnam Investments, LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investor Services, Inc.

PanAgora Holdings, Inc

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Advised Assets Group, LLC

Great-West Trust Company, LLC

Great-West Capital Management, LLC

The Company, GWL&A NY and GWSC ("GWLA Subgroup") are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The GWLA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the GWLA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables ("Tax Sharing Agreement") among the U.S. consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the U.S. Consolidated Group, which can lead to receiving a

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

payment when none would be received from the jurisdiction had a real separate tax return been required. The GWLA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service ("I.R.S.").

The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets ("SSAP No. 5R") as modified by SSAP No. 101. As of December 31, 2019 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0, with the exception of interest and penalties. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2019 and 2018, the Company recognized approximately $1,129 and $607 of expense and benefit, respectively, from interest and penalties related to the uncertain tax positions. The Company had $1,443 and $314 accrued for the payment of interest and penalties at December 31, 2019 and 2018, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by the I.R.S. for years 2014 and prior. These exceptions include loss and credit carryforwards and refund claims. The Company's parent, with which it files a consolidated federal income tax return, is under examination for tax years 2007 through 2012 with respect to foreign tax credit refund claims. Tax years 2015 through 2018 are open to federal examination by the Internal Revenue Service. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state, or local audits.

The Company does not have any foreign operations as of the periods ended December 31, 2019 and December 31, 2018 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

16. Employee Benefit Plans

Post-Retirement Medical and Supplemental Executive Retirement Plans

The Company sponsors an unfunded Post-Retirement Medical Plan (the "Medical Plan") that provides health benefits to retired employees who are not Medicare eligible. The Medical Plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company's policy is to fund the cost of the Medical Plan benefits in amounts determined at the discretion of management.

The Company also provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to employees covered by these plans. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company's Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement		Supplemental Executive		Total
	Medical Plan		Retirement Plan
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018	2019	2018
Change in projected benefit obligation:
Benefit obligation, January 1	$19,539	$19,329	$37,562	$40,921	$57,101	$60,250
Service cost	1,435	1,425		—	1,435	1,425
Interest cost	825	703	1,510	1,357	2,335	2,060
Actuarial (gain) loss	2,059	(1,511)	4,109	(2,316)	6,168	(3,827)
Regular benefits paid	(1,162)	(407)	(2,380)	(2,400)	(3,542)	(2,807)
Amendment	—	—	—	—	—	—
Benefit obligation and underfunded
	$22,696	$19,539	$40,801	$37,562	$63,497	$57,101
status, December 31

Accumulated benefit obligation	$22,696	$19,539	$40,801	$37,562	$63,497	$57,101
	Post-Retirement		Supplemental Executive		Total
	Medical Plan		Retirement Plan
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018	2019	2018
Change in plan assets:
Value of plan assets, January 1	$—	$—	$—	$—	$—	$—
Employer contributions	1,162	407	2,380	2,400	3,542	2,807
Regular benefits paid	(1,162)	(407)	(2,380)	(2,400)	(3,542)	(2,807)

Value of plan assets, December 31	$—	$—	$—	$—	$—	$—

The following table presents amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus for the Company's Post-Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement		Supplemental Executive		Total
	Medical Plan		Retirement Plan
	December 31,		December 31,		December 31,
	2019	2018	2019	2018	2019	2018
Amounts recognized in the Statutory
Statements of Admitted Assets,
Liabilities, Capital and Surplus:
Accrued benefit liability	$(22,224)	$(20,534)	$(39,470)	$(40,091)	$(61,694)	$(60,625)
Liability for pension benefits	(472)	995	(1,331)	2,529	(1,803)	3,524

Total other liabilities	$(22,696)	$(19,539)	$(40,801)	$(37,562)	$(63,497)	$(57,101)
Unassigned surplus (deficit)	$(472)	$995	$(1,331)	$2,529	$(1,803)	$3,524

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table presents amounts not yet recognized in the statements of financial position for the Company's Post- Retirement Medical and Supplemental Executive Retirement plans:

	Post-Retirement		Supplemental Executive		Total
	Medical Plan		Retirement Plan
	December 31,		December 31,		December 31,
	2019	2018	2019	2018	2019	2018
Unrecognized net actuarial gain (loss)	$2,869	$5,152	$(732) $	3,428	$2,137	$8,580
Unrecognized prior service cost	(3,341)	(4,157)	(599)	(899)	(3,940)	(5,056)

The following table presents amounts in unassigned funds recognized as components of net periodic benefit cost for the Company's Post-Retirement Medical and Supplemental Executive Retirement plans:

Items not yet recognized as component of net periodic cost on January 1, Prior service cost recognized in net periodic cost

(Gain) loss recognized in net periodic cost

Gain (loss) arising during the year

Items not yet recognized as component of net periodic cost on December 31

Post-Retirement		Supplemental Executive		Total
Medical Plan		Retirement Plan
Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
2019	2018	2019	2018	2019	2018
$995	$(1,251)	$2,529	$(66)	$3,524	$(1,317)
817	817	299	324	1,116	1,141
(225)	(82)	(50)	(45)	(275)	(127)
(2,059)	1,511	(4,109)	2,316	(6,168)	3,827

$(472)	$995	$(1,331)	$2,529	$(1,803)	$3,524

The following table provides information regarding amounts in unassigned funds that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2020:

		Supplemental
	Post-Retirement	Executive
	Medical Plan	Retirement Plan	Total

Net actuarial gain	$(41)	$(29)	$(70)
Prior service cost	817	300	1,117

The expected benefit payments for the Company's Post-Retirement Medical and Supplemental Executive Retirement plans for the years indicated are as follows:

						2025
	2020	2021	2022	2023	2024	through
						2029

Post-retirement medical plan	$916	$1,003	$1,065	$1,153	$1,165	$7,183
Supplemental executive retirement plan	2,567	2,542	10,252	5,746	2,171	8,743

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table presents the components of net periodic cost (benefit):

Components of net periodic cost (benefit):

Service cost Interest cost

Amortization of unrecognized prior service cost

Amortization of gain from prior periods

Net periodic cost

Post-Retirement			Supplemental Executive				Total
Medical Plan			Retirement Plan
Year Ended December 31,			Year Ended December 31,			Year Ended December 31,
2019	2018	2017	2019	2018	2017	2019	2018	2017
$1,435	$1,425	$1,457	$—	$—	$(16)	$1,435	$1,425	$1,441
825	703	758	1,510	1,356	1,620	2,335	2,059	2,378
817	817	587	299	324	501	1,116	1,141	1,088
(225)	(82)	(33)	(50)	(45)	(54)	(275)	(127)	(87)

$2,852	$2,863	$2,769	$1,759	$1,635	$2,051	$4,611	$4,498	$4,820

The following tables present the assumptions used in determining benefit obligations of the Post-Retirement Medical and the Supplemental Executive Retirement plans at December 31, 2019 and 2018:

	Post-Retirement Medical Plan

		December 31,
	2019	2018
Discount rate	3.16%	4.34%
Initial health care cost trend	6.00%	6.25%
Ultimate health care cost trend	5.00%	5.00%
Year ultimate trend is reached	2024	2024
	Supplemental Executive Retirement Plan

		December 31,
	2019	2018
Discount rate	2.98%	4.16%
Rate of compensation increase	N/A	N/A

During 2019, the Company adopted the Society of Actuaries Morality Improvement Scale (MP-2019).

During 2018, the Company adopted the Society of Actuaries Morality Improvement Scale (MP-2018).

The following tables present the weighted average interest rate assumptions used in determining the net periodic benefit/cost of the Post-Retirement Medical and the Supplemental Executive Retirement plans:

	Post-Retirement Medical Plan

	Year Ended December 31,
	2019	2018
Discount rate	4.34%	3.63%
Initial health care cost trend	6.25%	6.50%
Ultimate health care cost trend	5.00%	5.00%
Year ultimate trend is reached	2024	2024

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

	Supplemental Executive Retirement Plan

	Year Ended December 31,
	2019	2018
Discount rate	4.16%	3.43%
Rate of compensation increase	N/A	4.00%

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

The following table presents the impact on the Post-Retirement Medical Plan that one-percentage-point change in assumed health care cost trend rates would have on the following:

	One percentage	One percentage
	point increase	point decrease
Increase (decrease) on total service and interest cost on components	$365	$(305)
Increase (decrease) on post-retirement benefit obligations	3,002	(2,559)

Beginning December 31, 2012, the Company began participation in the pension plan sponsored by GWL&A Financial. During 2017, that plan froze all future benefit accruals for pension-eligible participants as of December 31, 2017. The Company's share of net expense for the pension plan was $14,842, $3,057 and $0 during the years ended December 31, 2019, 2018 and 2017.

The Company offers unfunded, non-qualified deferred compensation plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains / losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in Amounts withheld or retained by company as agent or trustee in the accompanying statutory financial statements, are $41,792 and $35,588 at December 31, 2019 and 2018, respectively.

The Company sponsors a qualified defined contribution benefit plan covering all employees. Under this plan, employees may contribute a percentage of their annual compensation to the plan up to certain maximums, as defined by the plan and by the Internal Revenue Service ("IRS"). Currently, the Company matches a percentage of employee contributions in cash. The Company recognized $24,955, $11,935 and $8,713 in expense related to this plan for the years ended December 31, 2019, 2018 and 2017, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

17. Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the "Lifeco plan") that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant. Compensation expense is recognized in the Company's financial statements over the vesting period of these stock options using the accelerated method of recognition.

Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options, unless otherwise determined by the Human Resources Committee. At its discretion, the Human Resources Committee may vest the unvested options of retiring option holders, with the options exercisable within five years from the date of retirement. In such event, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

Liability Awards

The Company maintains a Performance Share Unit Plan ("PSU plan") for officers and employees of the Company. Under the PSU plan, "performance share units" are granted to certain of its officers and employees of the Company. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders, Company earnings results as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, they are payable in cash equal to the average closing price of Lifeco common stock for the

20trading days prior to the date following the last day of the three-year performance period. The estimated fair value of the performance unit is based on the average closing price of Lifeco common stock for the 20 trading days prior to the grant. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service. The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement. Changes in the fair value of the performance share units that occur during the vesting period is recognized as compensation cost over that period.

Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

Compensation Expense Related to Share-Based Compensation

The compensation expense related to share-based compensation was as follows:

	Year Ended December 31,

	2019	2018	2017
Lifeco Stock Plan	$899	$768	$1,451
Performance Share Unit Plan	15,458	5,388	7,207

Total compensation expense	$16,357	$6,156	$8,658
Income tax benefits	$3,414	$1,243	$2,831

During the year ended December 31, 2019, 2018 and 2017, the Company had ($67), $26 and $769 respectively, income tax (expense) benefits realized from stock options exercised.

The following table presents the total unrecognized compensation expense related to share-based compensation at December 31,

2019 and the expected weighted average period over which these expenses will be recognized:

	Expense		Weighted average
			period (years)
Lifeco Stock Plan		$1,303	1.8
Performance Share Unit Plan		5,345	2.3

Equity Award Activity

During the year ended December 31, 2019, Lifeco granted 666,600 stock options to employees of the Company. These stock options vest over four year periods ending in 2023. Compensation expense of $1,549 will be recognized in the Company's financial statements over the vesting period of these stock options using the accelerated method of recognition.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

			Weighted average

			Remaining
	Shares under	Exercise price	contractual	Aggregate
	option	(Whole dollars)	term (Years)	intrinsic value (1)
Outstanding, January 1, 2019	3,649,786	$23.32
Granted	666,600	23.29
Exercised	(779,872)	20.48
Cancelled and expired	(86,384)	24.04

Outstanding, December 31, 2019	3,450,130	25.03	6.2	$4,931
Vested and expected to vest, December 31, 2019	3,450,130	25.03	6.2	4,931
Exercisable, December 31, 2019	2,121,651	24.83	5.1	3,592

(1)The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2019 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

The following table presents additional information regarding stock options under the Lifeco plan:

	Year Ended December 31,

	2019	2018	2017
Weighted average fair value of options granted	$2.32	$0.95	$2.75
Intrinsic value of options exercised (1)	3,282	345	2,869
Fair value of options vested	1,358	1,115	2,203

(1)The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of the options granted during the years ended December 31, 2019, 2018 and 2017 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,

	2019	2018	2017
Dividend yield	5.46%	4.55%	3.98%
Expected volatility	19.68%	9.01%	13.99%
Risk free interest rate	1.83%	2.03%	1.25%
Expected duration (years)	6.0	6.0	6.0

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding:

Performance Units

Outstanding, January 1, 2019	911,067
Granted	572,238
Forfeited	(41,778)
Paid	(285,143)

Outstanding, December 31, 2019	1,156,384
Vested and expected to vest, December 31, 2019	1,156,384

The cash payment in settlement of the Performance Share Unit Plan units was $5,815, $4,104 and $3,398 for the years ended December 31, 2019, 2018 and 2017, respectively.

18. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual life insurance participating policies were (1)%, 1%, and 6% of total individual life insurance premiums earned during the years ended December 31, 2019, 2018 and 2017 respectively. The Company accounts for its policyholder dividends based upon the three-factor formula. The Company paid dividends in the amount of $23,461, $31,276 and $38,782 to its policyholders during the years ended December 31, 2019, 2018 and 2017, respectively.

19. Concentrations

No customer accounted for 10% or more of the Company's revenues during the year ended December 31, 2019. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

20. Commitments and Contingencies

Future Contractual Obligations

The following table summarizes the Company's estimated future contractual obligations:

			Payment due by period

	2020	2021	2022	2023	2024	Thereafter	Total
Surplus notes - principal (1)	$—	$—	$—	$—	$—	$358,218	$358,218
Surplus notes - interest (2)	17,319	17,319	17,319	17,319	17,319	398,385	484,980
Investment purchase obligations (3)	131,651	—	—	—	—	—	131,651
Operating leases (4)	8,120	5,128	3,314	2,817	2,841	34,828	57,048
Other liabilities (5)	33,445	16,747	24,121	12,658	7,461	80,351	174,783
Total	$190,535	$39,194	$44,754	$32,794	$27,621	$871,782	$1,206,680

(1)Surplus notes principal - Represents contractual maturities of principal due to the Company's parent, GWL&A Financial, under the terms of two long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company's Statement of Admitted Assets, Liabilities, Capital and Surplus because of the $37,593 of unamortized debt modification gain as discussed in Footnote 14.

(2)Surplus notes interest - Both surplus notes now bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2019 and do not consider the impact of future interest rate changes.

(3)Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2019 and 2018 were $131,651 and $136,396, of which $120,990 and $104,286 were related to limited partnership interests, respectively. All unfunded commitments at December 31, 2019 and 2018 were due within one year.

(4)Operating leases - The Company is obligated to make payments under various non-cancelable operating leases, primarily for office space. Contractual provisions exist that could increase the lease obligations presented, including operating expense escalation clauses. Management does not consider the impact of any such clauses to be material to the Company's operating lease obligations. Rent expense for the years ended December 31, 2019, 2018 and 2017 were $33,473, $27,768 and $28,244 respectively.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business. However, these agreements and contracts are not material and are excluded from the table above.

(5)Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•Expected benefit payments for the Company's post-retirement medical plan and supplemental executive retirement plan through 2027

•Unrecognized tax benefits

•Miscellaneous purchase obligations to acquire goods and services

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

•Sport partner sponsorship payments

The Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility has an expiration date of March 1, 2023. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $1,022,680, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2019 and 2018. At December 31, 2019 and 2018 there were no outstanding amounts related to the current and prior credit facilities.

In addition, the Company has other letters of credit with a total amount of $9,095, renewable annually for an indefinite period of time. At December 31, 2019 and 2018, there were no outstanding amounts related to those letters of credit.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company's business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company's financial position, results of operations, or cash flows.

The Company is defending lawsuits relating to the costs and features of certain of its retirement or fund products. Management believes the claims are without merit and will defend these actions. Based on the information known, these actions will not have a material adverse effect on the financial position of the Company.

The liabilities transferred and ceding commission received at the closing of the Protective transaction are subject to future adjustments. In October 2019, Protective Life provided the Company with its listing of proposed adjustments with respect to the liabilities transferred. In December 2019, the Company formally objected to these proposed adjustments. The Master Transaction Agreement requires the parties to attempt to resolve these differences in an informal manner and that process is ongoing. Based on the information presently known, it is difficult to predict the outcome of this matter with certainty, but this matter is not expected to materially impact the financial position of the Company.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company's financial position, results of its operations, or cash flows.

The Company and GWL&A NY have an agreement whereby the Company has committed to provide financial support to GWL&A NY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in shares of GWL&A NY in order for GWL&A NY to maintain the capital and surplus at the greater of 1) $6,000, 2) 200% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are less than $3,000,000 or 3) 175% of GWL&A NY RBC minimum capital requirements if GWL&A NY total assets are $3,000,000 or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2019 and 2018 for obligations under the guarantee.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements (In Thousands, Except Share Amounts)

21. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company's statutory financial statements through April 3, 2020, the date on which they were issued. Effective January 1, 2020, the Company i) transferred substantially all of its employees to a wholly-owned subsidiary, Empower Retirement, LLC, and ii) entered into several new agreements with Empower Retirement, LLC and certain other wholly-owned subsidiaries. Pursuant to these new affiliate agreements, Empower Retirement, LLC will provide all employees and services required by the Company to operate its business and will be reimbursed by the Company for expenses incurred in connection with providing such employees and services.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Company's performance. Since December 31, 2019, the equity and financial markets have experienced extreme volatility and interest rates have continued to decline due to the COVID-19 pandemic. The operational and financial risk due to current market fluctuations is being kept under review and monitored by management; however, the Company is unable to determine the extent of the impact of the pandemic to its operations and financial condition.

COLI VUL-2 Series Account

of Great-West Life & Annuity

Insurance Company

Annual Statement for the Year Ended December 31, 2019 and Report of Independent Registered Public Accounting Firm

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	ALGER SMALL
	CAP GROWTH
	PORTFOLIO
ASSETS:
Investments at fair value (1)	$535,591	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	0
Total assets	535,591
LIABILITIES:
Payable for investments purchased	0
Redemptions payable	0
Total liabilities	0
NET ASSETS	$535,591	$
NET ASSETS REPRESENTED BY:

Accumulation units	$535,591	$

ACCUMULATION UNITS OUTSTANDING	2,501
UNIT VALUE (ACCUMULATION)	$214.15	$

(1) Cost of investments:	$412,242	$
Shares of investments:	18,668
AMERICAN	AMERICAN	AMERICAN
CENTURY	CENTURY	CENTURY	AMERICAN
INVESTMENTS	INVESTMENTS	INVESTMENTS	CENTURY	AMERICAN
VP CAPITAL	VP INFLATION	VP	INVESTMENTS	CENTURY
APPRECIATION	PROTECTION	INTERNATIONAL	VP MID CAP	INVESTMENTS
FUND	FUND	FUND	VALUE FUND	VP VALUE FUND
346,571	$753,733	$59,233	$37,298	$1,201,858
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
346,571	753,733	59,233	37,298	1,201,858
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
346,571	$753,733	$59,233	$37,298	$1,201,858

346,571	$753,733	$59,233	$37,298	$1,201,858

19,302	68,324	3,765	3,063	23,735
17.96	$11.03	$15.73	$12.18	$50.64

334,118	$744,266	$51,968	$34,120	$1,081,357
21,715	73,463	5,151	1,804	102,548
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	AMERICAN
	FUNDS IS
	GLOBAL SMALL
	CAPITALIZATION
	FUND
ASSETS:
Investments at fair value (1)	$176,976	$
Investment income due and accrued	0
Receivable for investments sold	545
Purchase payments receivable	0
Total assets	177,521
LIABILITIES:
Payable for investments purchased	0
Redemptions payable	545
Total liabilities	545
NET ASSETS	$176,976	$
NET ASSETS REPRESENTED BY:

Accumulation units	$176,976	$

ACCUMULATION UNITS OUTSTANDING	9,388
UNIT VALUE (ACCUMULATION)	$18.85	$

(1) Cost of investments:	$166,094	$
Shares of investments:	6,802
	AMERICAN		BLACKROCK
AMERICAN	FUNDS IS	AMERICAN	GLOBAL	BNY MELLON
FUNDS IS	INTERNATIONAL	FUNDS IS NEW	ALLOCATION VI	STOCK INDEX
GROWTH FUND	FUND	WORLD FUND	FUND	FUND, INC.
3,640,047	$501,335	$1,633,271	$5,151	$30,432,489
0	0	0	0	126,780
45	0	0	0	0
0	0	0	0	7,515
3,640,092	501,335	1,633,271	5,151	30,566,784
0	0	0	0	6,383
45	0	0	0	1,132
45	0	0	0	7,515
3,640,047	$501,335	$1,633,271	$5,151	$30,559,269

3,640,047	$501,335	$1,633,271	$5,151	$30,559,269

113,879	32,526	64,445	400	988,323
31.96	$15.41	$25.34	$12.88	$30.92

3,256,150	$489,936	$1,392,075	$4,980	$22,294,995
45,179	24,126	63,825	301	507,631
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	BNY MELLON
	VIF
	INTERNATIONAL
	EQUITY
	PORTFOLIO
ASSETS:
Investments at fair value (1)	$29,880	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	0
Total assets	29,880
LIABILITIES:
Payable for investments purchased	0
Redemptions payable	0
Total liabilities	0
NET ASSETS	$29,880	$
NET ASSETS REPRESENTED BY:

Accumulation units	$29,880	$

ACCUMULATION UNITS OUTSTANDING	1,237
UNIT VALUE (ACCUMULATION)	$24.16	$

(1) Cost of investments:	$29,797	$
Shares of investments:	1,551
	CLEARBRIDGE	COLUMBIA
	VARIABLE	VARIABLE
CLEARBRIDGE	SMALL CAP	PORTFOLIO -	DAVIS
VARIABLE MID	GROWTH	SMALL CAP	FINANCIAL	DAVIS VALUE
CAP PORTFOLIO	PORTFOLIO	VALUE FUND	PORTFOLIO	PORTFOLIO
120,636	$211,497	$141,405	$57,863	$126,814
0	0	0	0	0
0	0	0	0	0
13,882	16,921	0	0	0
134,518	228,418	141,405	57,863	126,814
13,882	16,921	0	0	0
0	0	0	0	0
13,882	16,921	0	0	0
120,636	$211,497	$141,405	$57,863	$126,814

120,636	$211,497	$141,405	$57,863	$126,814

8,275	11,445	4,313	2,101	4,435
14.58	$18.48	$32.79	$27.54	$28.59

111,409	$210,303	$152,039	$58,411	$132,559
5,338	7,680	9,024	4,296	14,955
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	DELAWARE VIP
	INTERNATIONAL
	VALUE EQUITY
	SERIES
ASSETS:
Investments at fair value (1)	$40,372	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	14,385
Total assets	54,757
LIABILITIES:
Payable for investments purchased	14,385
Redemptions payable	0
Total liabilities	14,385
NET ASSETS	$40,372	$
NET ASSETS REPRESENTED BY:

Accumulation units	$40,372	$

ACCUMULATION UNITS OUTSTANDING	3,224
UNIT VALUE (ACCUMULATION)	$12.52	$

(1) Cost of investments:	$38,978	$
Shares of investments:	3,280
DELAWARE VIP
SMALL CAP	DWS CROCI® U.S.	DWS HIGH	DWS SMALL CAP	DWS SMALL MID
VALUE SERIES	VIP	INCOME VIP	INDEX VIP	CAP VALUE VIP
142,386	$284,775	$119,352	$7,280,378	$1,767,959
0	0	0	0	0
0	0	0	0	0
14,481	0	14,459	5,768	0
156,867	284,775	133,811	7,286,146	1,767,959
14,481	0	14,459	5,446	0
0	0	0	322	0
14,481	0	14,459	5,768	0
142,386	$284,775	$119,352	$7,280,378	$1,767,959

142,386	$284,775	$119,352	$7,280,378	$1,767,959

9,387	14,836	5,761	267,692	65,450
15.17	$19.19	$20.72	$27.20	$27.01

142,362	$260,948	$118,269	$7,122,208	$1,973,581
3,741	17,666	19,158	429,015	129,142
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	FEDERATED
	KAUFMANN
	FUND II
ASSETS:
Investments at fair value (1)	$207,344	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	3
Total assets	207,347
LIABILITIES:
Payable for investments purchased	3
Redemptions payable	0
Total liabilities	3
NET ASSETS	$207,344	$
NET ASSETS REPRESENTED BY:

Accumulation units	$207,344	$

ACCUMULATION UNITS OUTSTANDING	5,814
UNIT VALUE (ACCUMULATION)	$35.66	$

(1) Cost of investments:	$181,126	$
Shares of investments:	9,162
		FIDELITY VIP		GOLDMAN
FIDELITY VIP	FIDELITY VIP	INVESTMENT	FIDELITY VIP	SACHS VIT MID
CONTRAFUND	GROWTH	GRADE BOND	MID CAP	CAP VALUE
PORTFOLIO	PORTFOLIO	PORTFOLIO	PORTFOLIO	FUND
1,335,567	$1,109,014	$369,513	$758,945	$102,897
0	0	0	0	0
0	0	0	0	0
478	0	0	0	0
1,336,045	1,109,014	369,513	758,945	102,897
478	0	0	0	0
0	0	0	0	0
478	0	0	0	0
1,335,567	$1,109,014	$369,513	$758,945	$102,897

1,335,567	$1,109,014	$369,513	$758,945	$102,897

31,041	35,699	15,678	13,120	5,705
43.03	$31.07	$23.57	$57.85	$18.04

1,172,683	$905,605	$359,983	$741,466	$96,821
36,996	14,323	28,801	23,904	6,344
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	GOLDMAN
	SACHS VIT
	MULTI-
	STRATEGY
	ALTERNATIVES
	PORTFOLIO
ASSETS:
Investments at fair value (1)	$5,490	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	0
Total assets	5,490
LIABILITIES:
Payable for investments purchased	0
Redemptions payable	0
Total liabilities	0
NET ASSETS	$5,490	$
NET ASSETS REPRESENTED BY:

Accumulation units	$5,490	$

ACCUMULATION UNITS OUTSTANDING	505
UNIT VALUE (ACCUMULATION)	$10.87	$

(1) Cost of investments:	$5,496	$
Shares of investments:	609
GREAT-WEST	GREAT-WEST	GREAT-WEST	GREAT-WEST	GREAT-WEST
AGGRESSIVE	ARIEL MID CAP	BOND INDEX	CONSERVATIVE	CORE BOND
PROFILE FUND	VALUE FUND	FUND	PROFILE FUND	FUND
565,703	$262,184	$2,378,275	$1,087,351	$2,540,638
0	0	0	0	0
0	0	64	840	0
879	833	0	0	0
566,582	263,017	2,378,339	1,088,191	2,540,638
879	833	0	0	0
0	0	64	840	0
879	833	64	840	0
565,703	$262,184	$2,378,275	$1,087,351	$2,540,638

565,703	$262,184	$2,378,275	$1,087,351	$2,540,638

44,390	4,712	154,720	96,561	161,691
12.74	$55.64	$15.37	$11.26	$15.71

601,484	$268,219	$2,262,049	$1,098,916	$2,495,986
94,917	158,900	163,906	138,164	230,339
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	GREAT-WEST
	EMERGING
	MARKETS
	EQUITY FUND
ASSETS:
Investments at fair value (1)	$2,647	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	0
Total assets	2,647
LIABILITIES:
Payable for investments purchased	0
Redemptions payable	0
Total liabilities	0
NET ASSETS	$2,647	$
NET ASSETS REPRESENTED BY:

Accumulation units	$2,647	$

ACCUMULATION UNITS OUTSTANDING	264
UNIT VALUE (ACCUMULATION)	$10.03	$

(1) Cost of investments:	$2,374	$
Shares of investments:	282
	GREAT-WEST
GREAT-WEST	GOVERNMENT	GREAT-WEST	GREAT-WEST	GREAT-WEST
GLOBAL BOND	MONEY MARKET	INTERNATIONAL	INTERNATIONAL	LARGE CAP
FUND	FUND	INDEX FUND	VALUE FUND	GROWTH FUND
2,695,915	$14,206,663	$1,354	$5,149,493	$19,280
0	487	0	0	0
84	124,778	43	0	0
0	102,540	0	1,984	0
2,695,999	14,434,468	1,397	5,151,477	19,280
0	0	0	1,984	0
84	227,318	43	0	0
84	227,318	43	1,984	0
2,695,915	$14,207,150	$1,354	$5,149,493	$19,280

2,695,915	$14,207,150	$1,354	$5,149,493	$19,280

182,376	1,054,030	100	363,041	449
14.78	$13.48	$13.54	$14.18	$42.94

2,753,498	$14,206,663	$1,381	$5,398,929	$19,497
333,240	14,206,663	114	460,187	2,032
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	GREAT-WEST
	LARGE CAP
	VALUE FUND
	INVESTOR II
	CLASS
ASSETS:
Investments at fair value (1)	$2,436,366	$
Investment income due and accrued	0
Receivable for investments sold	234
Purchase payments receivable	0
Total assets	2,436,600
LIABILITIES:
Payable for investments purchased	0
Redemptions payable	234
Total liabilities	234
NET ASSETS	$2,436,366	$
NET ASSETS REPRESENTED BY:

Accumulation units	$2,436,366	$

ACCUMULATION UNITS OUTSTANDING	227,883
UNIT VALUE (ACCUMULATION)	$10.69	$

(1) Cost of investments:	$2,361,382	$
Shares of investments:	234,717
GREAT-WEST	GREAT-WEST	GREAT-WEST	GREAT-WEST	GREAT-WEST
LIFETIME 2015	LIFETIME 2020	LIFETIME 2025	LIFETIME 2030	LIFETIME 2035
FUND	FUND	FUND	FUND	FUND
1,380,614	$491,618	$4,073,988	$1,637,130	$1,249,500
0	0	0	0	0
0	0	0	0	0
0	134	16,192	795	14,976
1,380,614	491,752	4,090,180	1,637,925	1,264,476
0	134	16,130	763	14,976
0	0	62	32	0
0	134	16,192	795	14,976
1,380,614	$491,618	$4,073,988	$1,637,130	$1,249,500

1,380,614	$491,618	$4,073,988	$1,637,130	$1,249,500

108,219	37,680	305,396	118,660	88,512
12.76	$13.05	$13.34	$13.80	$14.12

1,383,055	$503,099	$4,036,898	$1,651,174	$1,272,710
100,262	45,061	281,742	145,652	88,117
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	GREAT-WEST
	LIFETIME 2040
	FUND
ASSETS:
Investments at fair value (1)	$770,657	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	1,549
Total assets	772,206
LIABILITIES:
Payable for investments purchased	1,458
Redemptions payable	91
Total liabilities	1,549
NET ASSETS	$770,657	$
NET ASSETS REPRESENTED BY:

Accumulation units	$770,657	$

ACCUMULATION UNITS OUTSTANDING	53,287
UNIT VALUE (ACCUMULATION)	$14.46	$

(1) Cost of investments:	$789,366	$
Shares of investments:	68,870
			GREAT-WEST
GREAT-WEST	GREAT-WEST	GREAT-WEST	LOOMIS SAYLES	GREAT-WEST
LIFETIME 2045	LIFETIME 2050	LIFETIME 2055	SMALL CAP	MID CAP VALUE
FUND	FUND	FUND	VALUE FUND	FUND
674,620	$213,215	$484,677	$980,305	$78,854
0	0	0	0	0
0	0	0	0	0
14,708	584	12,321	0	14,415
689,328	213,799	496,998	980,305	93,269
14,708	551	12,321	0	14,415
0	33	0	0	0
14,708	584	12,321	0	14,415
674,620	$213,215	$484,677	$980,305	$78,854

674,620	$213,215	$484,677	$980,305	$78,854

46,671	14,614	33,567	22,401	5,649
14.45	$14.59	$14.44	$43.76	$13.96

668,281	$212,208	$484,953	$887,017	$75,781
47,643	18,349	28,163	34,726	6,268
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	GREAT-WEST
	MODERATE
	PROFILE FUND
ASSETS:
Investments at fair value (1)	$311,140	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	11
Total assets	311,151
LIABILITIES:
Payable for investments purchased	11
Redemptions payable	0
Total liabilities	11
NET ASSETS	$311,140	$
NET ASSETS REPRESENTED BY:

Accumulation units	$311,140	$

ACCUMULATION UNITS OUTSTANDING	26,171
UNIT VALUE (ACCUMULATION)	$11.89	$

(1) Cost of investments:	$331,209	$
Shares of investments:	47,358
GREAT-WEST	GREAT-WEST			GREAT-WEST
MODERATELY	MODERATELY	GREAT-WEST	GREAT-WEST	S&P MID CAP
AGGRESSIVE	CONSERVATIVE	MULTI-SECTOR	REAL ESTATE	400® INDEX
PROFILE FUND	PROFILE FUND	BOND FUND	INDEX FUND	FUND
109,470	$133,214	$565,572	$269,361	$1,620,855
0	0	0	0	0
0	0	0	1	0
14,459	14,460	162	0	19,644
123,929	147,674	565,734	269,362	1,640,499
14,459	14,460	162	0	19,340
0	0	0	1	304
14,459	14,460	162	1	19,644
109,470	$133,214	$565,572	$269,361	$1,620,855

109,470	$133,214	$565,572	$269,361	$1,620,855

8,994	11,518	13,317	17,600	83,633
12.17	$11.57	$42.47	$15.30	$19.38

116,603	$137,642	$536,607	$259,062	$1,597,107
14,694	15,897	40,836	21,549	97,349
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	GREAT-WEST
	S&P SMALL CAP
	600® INDEX
	FUND
ASSETS:
Investments at fair value (1)	$40,103	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	14,323
Total assets	54,426
LIABILITIES:
Payable for investments purchased	14,323
Redemptions payable	0
Total liabilities	14,323
NET ASSETS	$40,103	$
NET ASSETS REPRESENTED BY:

Accumulation units	$40,103	$

ACCUMULATION UNITS OUTSTANDING	2,406
UNIT VALUE (ACCUMULATION)	$16.67	$

(1) Cost of investments:	$39,831	$
Shares of investments:	3,247
		GREAT-WEST	INVESCO
GREAT-WEST	GREAT-WEST T.	U.S.	OPPENHEIMER
SHORT	ROWE PRICE MID	GOVERNMENT	V.I. MAIN	INVESCO V.I.
DURATION BOND	CAP GROWTH	SECURITIES	STREET SMALL	CORE EQUITY
FUND	FUND	FUND	CAP FUND	FUND
7,942,471	$3,447,416	$3,279,475	$470,612	$22,050
0	0	0	0	0
0	0	717	0	0
3	0	0	14,406	0
7,942,474	3,447,416	3,280,192	485,018	22,050
3	0	0	14,406	0
0	0	717	0	0
3	0	717	14,406	0
7,942,471	$3,447,416	$3,279,475	$470,612	$22,050

7,942,471	$3,447,416	$3,279,475	$470,612	$22,050

534,429	61,895	139,565	32,919	801
14.86	$55.70	$23.50	$14.30	$27.53

7,811,611	$2,972,673	$3,236,811	$471,643	$22,473
754,988	111,820	266,407	20,181	631
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	INVESCO V.I.
	GLOBAL REAL
	ESTATE FUND
ASSETS:
Investments at fair value (1)	$1,223,825	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	0
Total assets	1,223,825
LIABILITIES:
Payable for investments purchased	0
Redemptions payable	0
Total liabilities	0
NET ASSETS	$1,223,825	$
NET ASSETS REPRESENTED BY:

Accumulation units	$1,223,825	$

ACCUMULATION UNITS OUTSTANDING	26,939
UNIT VALUE (ACCUMULATION)	$45.43	$

(1) Cost of investments:	$1,124,983	$
Shares of investments:	67,169
				JANUS
INVESCO V.I.	INVESCO V.I.	INVESCO V.I.	INVESCO V.I.	HENDERSON VIT
HEALTH CARE	INTERNATIONAL	MID CAP CORE	TECHNOLOGY	BALANCED
FUND	GROWTH FUND	EQUITY FUND	FUND	PORTFOLIO
63,659	$3,788,850	$247,356	$93,567	$2,697,549
0	0	0	0	0
216	0	0	183	0
0	0	0	0	16,336
63,875	3,788,850	247,356	93,750	2,713,885
0	0	0	0	16,336
216	0	0	183	0
216	0	0	183	16,336
63,659	$3,788,850	$247,356	$93,567	$2,697,549

63,659	$3,788,850	$247,356	$93,567	$2,697,549

1,563	193,342	8,764	2,797	71,153
40.73	$19.60	$28.22	$33.45	$37.91

56,421	$3,485,570	$267,004	$78,995	$2,443,601
2,106	97,001	20,308	3,436	68,327
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	JANUS
	HENDERSON VIT
	ENTERPRISE
	PORTFOLIO
ASSETS:
Investments at fair value (1)	$610,523	$
Investment income due and accrued	0
Receivable for investments sold	11
Purchase payments receivable	0
Total assets	610,534
LIABILITIES:
Payable for investments purchased	0
Redemptions payable	11
Total liabilities	11
NET ASSETS	$610,523	$
NET ASSETS REPRESENTED BY:

Accumulation units	$610,523	$

ACCUMULATION UNITS OUTSTANDING	38,778
UNIT VALUE (ACCUMULATION)	$15.74	$

(1) Cost of investments:	$569,974	$
Shares of investments:	7,144
		JANUS	JANUS
JANUS	JANUS	HENDERSON VIT	HENDERSON VIT	JANUS
HENDERSON VIT	HENDERSON VIT	GLOBAL	GLOBAL	HENDERSON VIT
FLEXIBLE BOND	FORTY	RESEARCH	TECHNOLOGY	OVERSEAS
PORTFOLIO	PORTFOLIO	PORTFOLIO	PORTFOLIO	PORTFOLIO
1,853,468	$2,540,872	$733,844	$1,764,124	$61,586
0	0	0	0	0
563	79,176	0	0	0
0	0	414	17,849	0
1,854,031	2,620,048	734,258	1,781,973	61,586
0	0	414	17,849	0
563	79,176	0	0	0
563	79,176	414	17,849	0
1,853,468	$2,540,872	$733,844	$1,764,124	$61,586

1,853,468	$2,540,872	$733,844	$1,764,124	$61,586

64,226	40,687	43,990	28,875	1,961
28.86	$62.45	$16.68	$61.10	$31.41

1,813,799	$2,310,481	$611,916	$1,518,702	$57,219
156,016	57,253	12,968	118,557	1,850
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	LORD ABBETT
	SERIES
	DEVELOPING
	GROWTH
	PORTFOLIO
ASSETS:
Investments at fair value (1)	$130,985	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	0
Total assets	130,985
LIABILITIES:
Payable for investments purchased	0
Redemptions payable	0
Total liabilities	0
NET ASSETS	$130,985	$
NET ASSETS REPRESENTED BY:

Accumulation units	$130,985	$

ACCUMULATION UNITS OUTSTANDING	8,540
UNIT VALUE (ACCUMULATION)	$15.34	$

(1) Cost of investments:	$128,082	$
Shares of investments:	4,384
		MFS VIT III
		BLENDED
LORD ABBETT		RESEARCH
SERIES TOTAL		SMALL CAP	MFS VIT III MID	MFS VIT
RETURN	MFS VIT	EQUITY	CAP VALUE	RESEARCH
PORTFOLIO	GROWTH SERIES	PORTFOLIO	PORTFOLIO	SERIES
6,909	$8,681	$6,385	$2,629	$54,045
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
6,909	8,681	6,385	2,629	54,045
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
6,909	$8,681	$6,385	$2,629	$54,045

6,909	$8,681	$6,385	$2,629	$54,045

630	649	480	206	3,246
10.97	$13.38	$13.30	$12.76	$16.65

6,881	$8,451	$6,722	$2,597	$53,937
410	146	548	301	1,833
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	MFS VIT TOTAL
	RETURN BOND
	SERIES
ASSETS:
Investments at fair value (1)	$4,227,758	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	7
Total assets	4,227,765
LIABILITIES:
Payable for investments purchased	7
Redemptions payable	0
Total liabilities	7
NET ASSETS	$4,227,758	$
NET ASSETS REPRESENTED BY:

Accumulation units	$4,227,758	$

ACCUMULATION UNITS OUTSTANDING	378,663
UNIT VALUE (ACCUMULATION)	$11.16	$

(1) Cost of investments:	$4,102,229	$
Shares of investments:	313,632
		NEUBERGER
	NEUBERGER	BERMAN AMT	NEUBERGER	PIMCO VIT
	BERMAN AMT	MID CAP	BERMAN AMT	GLOBAL BOND
	MID CAP	INTRINSIC	SUSTAINABLE	OPPORTUNITIES
MFS VIT VALUE	GROWTH	VALUE	EQUITY	PORTFOLIO
SERIES	PORTFOLIO	PORTFOLIO	PORTFOLIO	(UNHEDGED)
435,877	$14,640	$64,708	$125,397	$5,324
0	0	0	0	10
0	0	0	0	0
14,186	0	0	330	0
450,063	14,640	64,708	125,727	5,334
14,186	0	0	330	0
0	0	0	0	0
14,186	0	0	330	0
435,877	$14,640	$64,708	$125,397	$5,334

435,877	$14,640	$64,708	$125,397	$5,334

28,582	489	2,507	3,173	500
15.25	$29.94	$25.81	$39.52	$10.67

411,289	$13,035	$71,909	$118,680	$5,263
20,806	492	4,042	4,663	469
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	PIMCO VIT HIGH
	YIELD
	PORTFOLIO
ASSETS:
Investments at fair value (1)	$217,999	$
Investment income due and accrued	782
Receivable for investments sold	0
Purchase payments receivable	14,459
Total assets	233,240
LIABILITIES:
Payable for investments purchased	14,459
Redemptions payable	0
Total liabilities	14,459
NET ASSETS	$218,781	$
NET ASSETS REPRESENTED BY:

Accumulation units	$218,781	$

ACCUMULATION UNITS OUTSTANDING	8,138
UNIT VALUE (ACCUMULATION)	$26.88	$

(1) Cost of investments:	$209,841	$
Shares of investments:	27,421
PIMCO VIT LOW	PIMCO VIT REAL	PIMCO VIT	PIONEER REAL	PUTNAM VT
DURATION	RETURN	TOTAL RETURN	ESTATE SHARES	EQUITY INCOME
PORTFOLIO	PORTFOLIO	PORTFOLIO	VCT PORTFOLIO	FUND
8,019,615	$417,501	$4,192,058	$70,823	$528,886
17,022	854	10,355	0	0
913	0	0	0	0
0	14,467	0	0	0
8,037,550	432,822	4,202,413	70,823	528,886
0	14,467	0	0	0
913	0	0	0	0
913	14,467	0	0	0
8,036,637	$418,355	$4,202,413	$70,823	$528,886

8,036,637	$418,355	$4,202,413	$70,823	$528,886

509,129	22,357	198,460	5,555	12,304
15.79	$18.71	$21.18	$12.75	$42.98

8,108,771	$407,814	$4,168,751	$82,682	$469,014
786,237	33,030	380,405	6,240	19,466
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	PUTNAM VT
	GLOBAL ASSET
	ALLOCATION
	FUND
ASSETS:
Investments at fair value (1)	$5,140	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	0
Total assets	5,140
LIABILITIES:
Payable for investments purchased	0
Redemptions payable	0
Total liabilities	0
NET ASSETS	$5,140	$
NET ASSETS REPRESENTED BY:

Accumulation units	$5,140	$

ACCUMULATION UNITS OUTSTANDING	394
UNIT VALUE (ACCUMULATION)	$13.05	$

(1) Cost of investments:	$4,827	$
Shares of investments:	303
	PUTNAM VT
PUTNAM VT	GROWTH	PUTNAM VT		PUTNAM VT
GLOBAL EQUITY	OPPORTUNITIES	HIGH YIELD	PUTNAM VT	SMALL CAP
FUND	FUND	FUND	INCOME FUND	VALUE FUND
32,879	$6,082	$597,816	$637,949	$1,792
0	0	0	0	0
0	16	0	0	0
0	0	0	6	0
32,879	6,098	597,816	637,955	1,792
0	0	0	6	0
0	16	0	0	0
0	16	0	6	0
32,879	$6,082	$597,816	$637,949	$1,792

32,879	$6,082	$597,816	$637,949	$1,792

2,467	316	23,176	53,615	138
13.33	$19.25	$25.79	$11.90	$12.99

29,748	$5,575	$589,456	$602,869	$1,632
1,658	527	93,555	55,474	180
The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

INVESTMENT DIVISIONS

	PUTNAM VT
	SUSTAINABLE
	FUTURE FUND
ASSETS:
Investments at fair value (1)	$139,795	$
Investment income due and accrued	0
Receivable for investments sold	0
Purchase payments receivable	0
Total assets	139,795
LIABILITIES:
Payable for investments purchased	0
Redemptions payable	0
Total liabilities	0
NET ASSETS	$139,795	$
NET ASSETS REPRESENTED BY:

Accumulation units	$139,795	$

ACCUMULATION UNITS OUTSTANDING	3,158
UNIT VALUE (ACCUMULATION)	$44.27	$

(1) Cost of investments:	$140,397	$
Shares of investments:	8,326
	T. ROWE PRICE			VICTORY RS
ROYCE CAPITAL	BLUE CHIP	VAN ECK VIP	VAN ECK VIP	SMALL CAP
FUND - SMALL-	GROWTH	EMERGING	GLOBAL HARD	GROWTH EQUITY
CAP PORTFOLIO	PORTFOLIO II	MARKETS FUND	ASSETS FUND	VIP
162,366	$2,132,838	$61,104	$1,012,482	$10,860
0	0	0	0	0
0	0	0	0	0
0	3,164	0	0	0
162,366	2,136,002	61,104	1,012,482	10,860
0	3,164	0	0	0
0	0	0	0	0
0	3,164	0	0	0
162,366	$2,132,838	$61,104	$1,012,482	$10,860

162,366	$2,132,838	$61,104	$1,012,482	$10,860

7,555	113,970	1,151	22,539	899
21.49	$18.71	$53.09	$44.92	$12.08

168,840	$1,779,890	$52,025	$1,082,249	$12,265
20,270	56,997	4,036	53,177	648
The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	ALGER SMALL
	CAP GROWTH
	PORTFOLIO
INVESTMENT INCOME:
Dividends	$0	$
NET INVESTMENT INCOME (LOSS)	0
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(2,158)
Realized gain distributions	28,371
Net realized gain (loss) on investments	26,213
Change in net unrealized appreciation (depreciation)
on investments	103,475
Net realized and unrealized gain (loss) on investments	129,688
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$129,688	$

AMERICAN		AMERICAN	AMERICAN
CENTURY	AMERICAN	CENTURY	CENTURY	AMERICAN
INVESTMENTS	CENTURY	INVESTMENTS	INVESTMENTS	CENTURY
VP CAPITAL	INVESTMENTS	VP INFLATION	VP	INVESTMENTS
APPRECIATION	VP INCOME &	PROTECTION	INTERNATIONAL	VP MID CAP
FUND	GROWTH FUND	FUND	FUND	VALUE FUND
	(1)			(2)
0	$0	$16,110	$504	$392
0	0	16,110	504	392
373	(1)	(1,846)	236	(78)
51,760	0	0	3,028	132
52,133	(1)	(1,846)	3,264	54
27,762	2	42,470	10,313	3,178
79,895	1	40,624	13,577	3,232
79,895	$1	$56,734	$14,081	$3,624

(1)For the period January 1, 2019 to November 25, 2019.

(2)For the period March 13, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	AMERICAN
	CENTURY
	INVESTMENTS
	VP ULTRA FUND
	(1)
INVESTMENT INCOME:
Dividends	$0	$
NET INVESTMENT INCOME (LOSS)	0
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	5,446
Realized gain distributions	0
Net realized gain (loss) on investments	5,446
Change in net unrealized appreciation (depreciation)
on investments	0
Net realized and unrealized gain (loss) on investments	5,446
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,446	$

	AMERICAN
AMERICAN	FUNDS IS		AMERICAN
CENTURY	GLOBAL SMALL	AMERICAN	FUNDS IS	AMERICAN
INVESTMENTS	CAPITALIZATION	FUNDS IS	INTERNATIONAL	FUNDS IS NEW
VP VALUE FUND	FUND	GROWTH FUND	FUND	WORLD FUND
23,068	$281	$25,252	$7,764	$14,618
23,068	281	25,252	7,764	14,618
26,272	(930)	48,525	69,676	(918)
59,936	8,856	298,817	15,657	57,076
86,208	7,926	347,342	85,333	56,158
139,548	34,419	440,374	110,512	337,019
225,756	42,345	787,716	195,845	393,177
248,824	$42,626	$812,968	$203,609	$407,795

(1) For the period November 26, 2019 to December 5, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	BLACKROCK
	GLOBAL
	ALLOCATION VI
	FUND
INVESTMENT INCOME:
Dividends	$63	$
NET INVESTMENT INCOME (LOSS)	63
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(1,174)
Realized gain distributions	167
Net realized gain (loss) on investments	(1,007)
Change in net unrealized appreciation (depreciation)
on investments	2,745
Net realized and unrealized gain (loss) on investments	1,738
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,801	$

			CLEARBRIDGE	COLUMBIA
	BNY MELLON VIF		VARIABLE	VARIABLE
BNY MELLON	INTERNATIONAL	CLEARBRIDGE	SMALL CAP	PORTFOLIO -
STOCK INDEX	EQUITY	VARIABLE MID	GROWTH	SMALL CAP
FUND, INC.	PORTFOLIO	CAP PORTFOLIO	PORTFOLIO	VALUE FUND
484,400	$268	$696	$0	$742
484,400	268	696	0	742
1,309,535	(3,990)	2,984	4,893	(2,395)
1,418,780	1,689	1,036	7,800	11,553
2,728,315	(2,301)	4,020	12,693	9,158
4,306,226	7,277	16,926	3,276	8,109
7,034,541	4,976	20,946	15,969	17,267
7,518,941	$5,244	$21,642	$15,969	$18,009

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	DAVIS
	FINANCIAL
	PORTFOLIO
INVESTMENT INCOME:
Dividends	$836	$
NET INVESTMENT INCOME (LOSS)	836
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(1,169)
Realized gain distributions	3,408
Net realized gain (loss) on investments	2,239
Change in net unrealized appreciation (depreciation)
on investments	8,917
Net realized and unrealized gain (loss) on investments	11,156
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,992	$

	DELAWARE VIP
	INTERNATIONAL	DELAWARE VIP
DAVIS VALUE	VALUE EQUITY	SMALL CAP	DWS CROCI® U.S.	DWS HIGH
PORTFOLIO	SERIES	VALUE SERIES	VIP	INCOME VIP
1,894	$2	$833	$4,422	$5,506
1,894	2	833	4,422	5,506
(420)	2,105	(606)	5,380	(175)
5,964	1	8,584	18,837	0
5,544	2,106	7,978	24,217	(175)
23,003	1,409	7,434	39,510	6,661
28,547	3,515	15,412	63,727	6,486
30,441	$3,517	$16,245	$68,149	$11,992

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	DWS SMALL CAP
	INDEX VIP
INVESTMENT INCOME:
Dividends	$71,549	$
NET INVESTMENT INCOME (LOSS)	71,549
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	37,542
Realized gain distributions	589,038
Net realized gain (loss) on investments	626,580
Change in net unrealized appreciation (depreciation)
on investments	775,876
Net realized and unrealized gain (loss) on investments	1,402,456
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,474,005	$

				FIDELITY VIP
	FEDERATED	FIDELITY VIP	FIDELITY VIP	INVESTMENT
DWS SMALL MID	KAUFMANN	CONTRAFUND	GROWTH	GRADE BOND
CAP VALUE VIP	FUND II	PORTFOLIO	PORTFOLIO	PORTFOLIO
11,703	$0	$3,652	$466	$7,712
11,703	0	3,652	466	7,712
(41,716)	14,122	(175,694)	17,107	629
116,209	16,159	331,923	53,045	0
74,493	30,281	156,229	70,152	629
226,805	21,824	366,533	196,206	18,510
301,298	52,105	522,762	266,358	19,139
313,001	$52,105	$526,414	$266,824	$26,851

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	FIDELITY VIP MID
	CAP PORTFOLIO
INVESTMENT INCOME:
Dividends	$5,882	$
NET INVESTMENT INCOME (LOSS)	5,882
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(88,754)
Realized gain distributions	116,956
Net realized gain (loss) on investments	28,202
Change in net unrealized appreciation (depreciation)
on investments	141,092
Net realized and unrealized gain (loss) on investments	169,294
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$175,176	$

	GOLDMAN
	SACHS VIT
GOLDMAN	MULTI-
SACHS VIT MID	STRATEGY	GREAT-WEST	GREAT-WEST	GREAT-WEST
CAP VALUE	ALTERNATIVES	AGGRESSIVE	ARIEL MID CAP	BOND INDEX
FUND	PORTFOLIO	PROFILE FUND	VALUE FUND	FUND
	(1)
770	$149	$12,402	$3,170	$24,856
770	149	12,402	3,170	24,856
(830)	170	(123,864)	4,257	2,120
3,612	0	67,355	20,185	0
2,782	170	(56,509)	24,442	2,120
19,154	(6)	250,448	22,846	150,433
21,936	164	193,939	47,288	152,553
22,706	$313	$206,341	$50,458	$177,409

(1) For the period March 13, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	GREAT-WEST
	CONSERVATIVE
	PROFILE FUND
INVESTMENT INCOME:
Dividends	$14,851	$
NET INVESTMENT INCOME (LOSS)	14,851
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	24,055
Realized gain distributions	36,569
Net realized gain (loss) on investments	60,624
Change in net unrealized appreciation (depreciation)
on investments	14,119
Net realized and unrealized gain (loss) on investments	74,743
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$89,594	$

	GREAT-WEST		GREAT-WEST
GREAT-WEST	EMERGING	GREAT-WEST	GOVERNMENT	GREAT-WEST
CORE BOND	MARKETS	GLOBAL BOND	MONEY MARKET	INTERNATIONAL
FUND	EQUITY FUND	FUND	FUND	INDEX FUND
60,612	$25	$106,348	$215,933	$30
60,612	25	106,348	215,933	30
(82)	273	(365,159)	0	576
0	0	0	0	3
(82)	273	(365,159)	0	579
158,080	241	415,856	0	2,707
157,998	514	50,697	0	3,286
218,610	$539	$157,045	$215,933	$3,316

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	GREAT-WEST
	INTERNATIONAL
	VALUE FUND
INVESTMENT INCOME:
Dividends	$63,726	$
NET INVESTMENT INCOME (LOSS)	63,726
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(180,888)
Realized gain distributions	58,335
Net realized gain (loss) on investments	(122,553)
Change in net unrealized appreciation (depreciation)
on investments	1,121,787
Net realized and unrealized gain (loss) on investments	999,234
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,062,960	$

		GREAT-WEST
	GREAT-WEST T.	LARGE CAP
GREAT-WEST	ROWE PRICE	VALUE FUND	GREAT-WEST	GREAT-WEST
LARGE CAP	EQUITY INCOME	INVESTOR II	LIFETIME 2015	LIFETIME 2020
GROWTH FUND	FUND	CLASS	FUND	FUND
	(1)	(2)
137	$17,586	$14,251	$19,844	$9,329
137	17,586	14,251	19,844	9,329
17,145	155,196	6,222	(84,726)	(5,514)
2,908	60,716	55,390	81,527	24,123
20,053	215,912	61,612	(3,199)	18,609
33,113	77,207	74,984	174,513	46,088
53,166	293,119	136,596	171,314	64,697
53,303	$310,705	$150,847	$191,158	$74,026

(1)For the period January 1, 2019 to October 28, 2019.

(2)For the period October 28, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	GREAT-WEST
	LIFETIME 2025
	FUND
INVESTMENT INCOME:
Dividends	$56,905	$
NET INVESTMENT INCOME (LOSS)	56,905
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(9,746)
Realized gain distributions	212,967
Net realized gain (loss) on investments	203,221
Change in net unrealized appreciation (depreciation)
on investments	288,099
Net realized and unrealized gain (loss) on investments	491,320
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$548,225	$

GREAT-WEST	GREAT-WEST	GREAT-WEST	GREAT-WEST	GREAT-WEST
LIFETIME 2030	LIFETIME 2035	LIFETIME 2040	LIFETIME 2045	LIFETIME 2050
FUND	FUND	FUND	FUND	FUND
29,491	$16,493	$13,719	$9,525	$4,136
29,491	16,493	13,719	9,525	4,136
3,049	(155,222)	(621)	(12,476)	3,153
88,033	95,779	50,779	46,659	20,053
91,082	(59,443)	50,158	34,183	23,206
131,020	264,079	79,625	88,330	26,565
222,102	204,636	129,783	122,513	49,771
251,593	$221,129	$143,502	$132,038	$53,907

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	GREAT-WEST
	LIFETIME 2055
	FUND
INVESTMENT INCOME:
Dividends	$4,739	$
NET INVESTMENT INCOME (LOSS)	4,739
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	2,098
Realized gain distributions	19,024
Net realized gain (loss) on investments	21,122
Change in net unrealized appreciation (depreciation)
on investments	19,089
Net realized and unrealized gain (loss) on investments	40,211
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$44,950	$

GREAT-WEST			GREAT-WEST	GREAT-WEST
LOOMIS SAYLES	GREAT-WEST	GREAT-WEST	MODERATELY	MODERATELY
SMALL CAP	MID CAP VALUE	MODERATE	AGGRESSIVE	CONSERVATIVE
VALUE FUND	FUND	PROFILE FUND	PROFILE FUND	PROFILE FUND
5	$111	$6,065	$1,541	$2,214
5	111	6,065	1,541	2,214
(1,576)	(5,731)	(7,795)	(2,096)	(629)
4,537	0	25,006	8,914	6,206
2,961	(5,731)	17,211	6,818	5,577
185,440	20,354	25,023	7,923	6,457
188,401	14,623	42,234	14,741	12,034
188,406	$14,734	$48,299	$16,282	$14,248

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	GREAT-WEST
	MULTI-SECTOR
	BOND FUND
INVESTMENT INCOME:
Dividends	$10,602	$
NET INVESTMENT INCOME (LOSS)	10,602
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	9,692
Realized gain distributions	843
Net realized gain (loss) on investments	10,535
Change in net unrealized appreciation (depreciation)
on investments	43,427
Net realized and unrealized gain (loss) on investments	53,962
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$64,564	$

	GREAT-WEST	GREAT-WEST	GREAT-WEST	GREAT-WEST T.
GREAT-WEST	S&P MID CAP	S&P SMALL CAP	SHORT	ROWE PRICE MID
REAL ESTATE	400® INDEX	600® INDEX	DURATION BOND	CAP GROWTH
INDEX FUND	FUND	FUND	FUND	FUND
2,297	$5,349	$158	$166,840	$360
2,297	5,349	158	166,840	360
1,935	25,833	1,199	8,303	386,083
9,334	53,875	1,442	0	73,383
11,269	79,708	2,641	8,303	459,466
29,951	267,556	990	246,673	544,169
41,220	347,264	3,631	254,976	1,003,635
43,517	$352,613	$3,789	$421,816	$1,003,995

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	GREAT-WEST U.S.
	GOVERNMENT
	SECURITIES
	FUND
INVESTMENT INCOME:
Dividends	$49,314	$
NET INVESTMENT INCOME (LOSS)	49,314
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(4,174)
Realized gain distributions	0
Net realized gain (loss) on investments	(4,174)
Change in net unrealized appreciation (depreciation)
on investments	141,489
Net realized and unrealized gain (loss) on investments	137,315
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$186,629	$

INVESCO
OPPENHEIMER
V.I. MAIN STREET	INVESCO V.I.	INVESCO V.I.	INVESCO V.I.	INVESCO V.I.
SMALL CAP	CORE EQUITY	GLOBAL REAL	HEALTH CARE	INTERNATIONAL
FUND	FUND	ESTATE FUND	FUND	GROWTH FUND
2,140	$199	$51,335	$24	$56,572
2,140	199	51,335	24	56,572
(142,414)	(169)	44,054	1,694	52,351
98,851	2,418	1,313	1,360	228,534
(43,563)	2,249	45,367	3,054	280,885
213,464	2,905	181,368	16,074	522,499
169,901	5,154	226,735	19,128	803,384
172,041	$5,353	$278,070	$19,152	$859,956

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	INVESCO V.I. MID
	CAP CORE
	EQUITY FUND
INVESTMENT INCOME:
Dividends	$1,144	$
NET INVESTMENT INCOME (LOSS)	1,144
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(290)
Realized gain distributions	25,090
Net realized gain (loss) on investments	24,800
Change in net unrealized appreciation (depreciation)
on investments	23,477
Net realized and unrealized gain (loss) on investments	48,277
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$49,421	$

	JANUS	JANUS	JANUS	JANUS
INVESCO V.I.	HENDERSON VIT	HENDERSON VIT	HENDERSON VIT	HENDERSON VIT
TECHNOLOGY	BALANCED	ENTERPRISE	FLEXIBLE BOND	FORTY
FUND	PORTFOLIO	PORTFOLIO	PORTFOLIO	PORTFOLIO
		(1)
0	$52,949	$483	$72,438	$4,164
0	52,949	483	72,438	4,164
27,228	121,751	19	64,587	(90,661)
7,408	82,027	110	0	251,024
34,636	203,778	129	64,587	160,363
3,669	270,574	40,549	53,752	603,413
38,305	474,352	40,678	118,339	763,776
38,305	$527,301	$41,161	$190,777	$767,940

(1) For the period June 5, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	JANUS
	HENDERSON VIT
	GLOBAL
	RESEARCH
	PORTFOLIO
INVESTMENT INCOME:
Dividends	$7,948	$
NET INVESTMENT INCOME (LOSS)	7,948
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	75,023
Realized gain distributions	52,540
Net realized gain (loss) on investments	127,563
Change in net unrealized appreciation (depreciation)
on investments	71,321
Net realized and unrealized gain (loss) on investments	198,884
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$206,832	$

JANUS		LORD ABBETT
HENDERSON VIT	JANUS	SERIES	LORD ABBETT
GLOBAL	HENDERSON VIT	DEVELOPING	SERIES TOTAL
TECHNOLOGY	OVERSEAS	GROWTH	RETURN	MFS VIT
PORTFOLIO	PORTFOLIO	PORTFOLIO	PORTFOLIO	GROWTH SERIES
			(1)	(2)
5,840	$1,057	$0	$181	$0
5,840	1,057	0	181	0
62,995	(92)	560	155	980
96,960	0	12,127	0	689
159,955	(92)	12,687	155	1,669
311,658	12,246	15,193	28	230
471,613	12,154	27,880	183	1,899
477,453	$13,211	$27,880	$364	$1,899

(1)For the period March 13, 2019 to December 31, 2019.

(2)For the period January 17, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	MFS VIT III
	BLENDED
	RESEARCH
	SMALL CAP
	EQUITY
	PORTFOLIO
	(1)
INVESTMENT INCOME:
Dividends	$38	$
NET INVESTMENT INCOME (LOSS)	38
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	58
Realized gain distributions	839
Net realized gain (loss) on investments	897
Change in net unrealized appreciation (depreciation)
on investments	(337)
Net realized and unrealized gain (loss) on investments	560
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$598	$

MFS VIT III MID		MFS VIT	MFS VIT TOTAL
CAP VALUE	MFS VIT MID CAP	RESEARCH	RETURN BOND	MFS VIT VALUE
PORTFOLIO	GROWTH SERIES	SERIES	SERIES	SERIES
	(2)	(1)
31	$0	$390	$140,342	$10,212
31	0	390	140,342	10,212
492	228	4,861	(7,856)	3,537
207	0	5,090	0	21,492
699	228	9,951	(7,856)	25,029
(34)	(107)	108	186,609	73,394
665	121	10,059	178,753	98,423
696	$121	$10,449	$319,095	$108,635

(1)For the period March 13, 2019 to December 31, 2019.

(2)For the period January 1, 2019 to January 17, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	NEUBERGER
	BERMAN AMT
	MID CAP
	GROWTH
	PORTFOLIO
INVESTMENT INCOME:
Dividends	$0	$
NET INVESTMENT INCOME (LOSS)	0
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	229
Realized gain distributions	982
Net realized gain (loss) on investments	1,211
Change in net unrealized appreciation (depreciation)
on investments	2,798
Net realized and unrealized gain (loss) on investments	4,009
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,009	$

NEUBERGER
BERMAN AMT	NEUBERGER	PIMCO VIT
MID CAP	BERMAN AMT	GLOBAL BOND
INTRINSIC	SUSTAINABLE	OPPORTUNITIES	PIMCO VIT HIGH	PIMCO VIT LOW
VALUE	EQUITY	PORTFOLIO	YIELD	DURATION
PORTFOLIO	PORTFOLIO	(UNHEDGED)	PORTFOLIO	PORTFOLIO
		(1)
455	$749	$94	$11,061	$206,181
455	749	94	11,061	206,181
(40,630)	(5,321)	27	1,330	(16,492)
7,399	15,551	0	0	0
(33,231)	10,230	27	1,330	(16,492)
134,311	17,077	61	16,486	100,737
101,080	27,307	88	17,816	84,245
101,535	$28,056	$182	$28,877	$290,426

(1) For the period March 13, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	PIMCO VIT REAL
	RETURN
	PORTFOLIO
INVESTMENT INCOME:
Dividends	$6,804	$
NET INVESTMENT INCOME (LOSS)	6,804
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(3,595)
Realized gain distributions	0
Net realized gain (loss) on investments	(3,595)
Change in net unrealized appreciation (depreciation)
on investments	30,780
Net realized and unrealized gain (loss) on investments	27,185
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$33,989	$

			PUTNAM VT
PIMCO VIT	PIONEER REAL	PUTNAM VT	GLOBAL ASSET	PUTNAM VT
TOTAL RETURN	ESTATE SHARES	EQUITY INCOME	ALLOCATION	GLOBAL EQUITY
PORTFOLIO	VCT PORTFOLIO	FUND	FUND	FUND
			(1)	(2)
120,776	$1,575	$7,598	$0	$0
120,776	1,575	7,598	0	0
(14,051)	(4,911)	10,040	171	(166)
0	20,772	28,778	0	759
(14,051)	15,861	38,818	171	593
210,626	(1,839)	65,168	313	3,131
196,575	14,022	103,986	484	3,724
317,351	$15,597	$111,584	$484	$3,724

(1)For the period April 8, 2019 to December 31, 2019.

(2)For the period March 13, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	PUTNAM VT
	GROWTH
	OPPORTUNITIES
	FUND
	(1)
INVESTMENT INCOME:
Dividends	$0	$
NET INVESTMENT INCOME (LOSS)	0
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	145
Realized gain distributions	0
Net realized gain (loss) on investments	145
Change in net unrealized appreciation (depreciation)
on investments	507
Net realized and unrealized gain (loss) on investments	652
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$652	$

PUTNAM VT		PUTNAM VT	PUTNAM VT	PUTNAM VT
HIGH YIELD	PUTNAM VT	INTERNATIONAL	SMALL CAP	SUSTAINABLE
FUND	INCOME FUND	GROWTH FUND	VALUE FUND	FUTURE FUND
		(2)
35,789	$19,807	$0	$26	$868
35,789	19,807	0	26	868
(11,931)	847	(8,227)	(33,671)	130
0	4,359	4,354	290	23,103
(11,931)	5,206	(3,873)	(33,381)	23,233
61,645	36,995	11,607	42,499	3,659
49,714	42,201	7,734	9,118	26,892
85,503	$62,008	$7,734	$9,144	$27,760

(1)For the period June 5, 2019 to December 31, 2019.

(2)For the period January 1, 2019 to November 5, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

INVESTMENT DIVISIONS

	ROYCE CAPITAL
	FUND - SMALL-
	CAP PORTFOLIO
INVESTMENT INCOME:
Dividends	$652	$
NET INVESTMENT INCOME (LOSS)	652
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(150,881)
Realized gain distributions	18,806
Net realized gain (loss) on investments	(132,075)
Change in net unrealized appreciation (depreciation)
on investments	272,278
Net realized and unrealized gain (loss) on investments	140,203
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$140,855	$

T. ROWE PRICE

BLUE CHIP

GROWTH

PORTFOLIO II

0 $

0

113,002

55,414

168,416

317,302

485,718

485,718 $

VAN ECK VIP

EMERGING

MARKETS FUND

238 $

238

79

1,182

1,261

12,579

13,840

14,078 $

VAN ECK VIP

GLOBAL HARD ASSETS FUND

0 $

0

(7,843)

0

(7,843)

105,758

97,915

97,915 $

VICTORY RS

SMALL CAP

GROWTH EQUITY

VIP

0

0

2,708

2,247

4,955

(1,822)

3,133

3,133

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
				AMERICAN CENTURY INVESTMENTS VP		AMERICAN CENTURY INVESTMENTS VP
	ALGER SMALL CAP GROWTH PORTFOLIO			CAPITAL APPRECIATION FUND		INCOME & GROWTH FUND
	2019		2018	2019	2018	2019	2018
						(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$0	$0	$0	$0	$0	$44
Net realized gain (loss) on investments		26,213	4,521	52,133	1,007	(1)	767
Change in net unrealized appreciation (depreciation)
on investments		103,475	7,403	27,762	(14,839)	2	(731)
Increase (decrease) in net assets resulting from
operations		129,688	11,924	79,895	(13,832)	1	80
CONTRACT TRANSACTIONS:
Purchase payments received		0	0	89,627	45,000	0	0
Transfers for contract benefits and terminations		(5,332)	(5,185)	(16,548)	(6,284)	(22)	(4,647)
Net transfers		(44,080)	21,196	20,162	59,987	0	0
Contract maintenance charges		(168)	(152)	(240)	(273)	0	(14)
Other, net		0	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		(49,580)	15,859	93,001	98,430	(22)	(4,661)
Total increase (decrease) in net assets		80,108	27,783	172,896	84,598	(21)	(4,581)
NET ASSETS:
Beginning of period		455,483	427,700	173,675	89,077	21	4,602
End of period		$535,591	$455,483	$346,571	$173,675	$0	$21
CHANGES IN UNITS OUTSTANDING:

Units issued		116	617	7,397	7,218	0	0
Units redeemed		(366)	(486)	(1,208)	(481)	(1)	(188)
Net increase (decrease)		(250)	131	6,189	6,737	(1)	(188)

(1) For the period January 1, 2019 to November 25, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
							AMERICAN CENTURY
	AMERICAN CENTURY INVESTMENTS VP				AMERICAN CENTURY INVESTMENTS VP		INVESTMENTS VP MID
	INFLATION PROTECTION FUND				INTERNATIONAL FUND		CAP VALUE FUND
	2019		2018		2019	2018	2019
							(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$16,110		$18,104	$504	$664	$392
Net realized gain (loss) on investments		(1,846)		(2,539)	3,264	3,851	54
Change in net unrealized appreciation (depreciation)
on investments		42,470		(34,080)	10,313	(12,711)	3,178
Increase (decrease) in net assets resulting from
operations		56,734		(18,515)	14,081	(8,196)	3,624
CONTRACT TRANSACTIONS:
Purchase payments received		0		0	0	0	21,502
Transfers for contract benefits and terminations		(8,005)		(6,972)	(1,135)	(1,072)	(1,003)
Net transfers		61,317		88,290	(5,226)	6,004	13,205
Contract maintenance charges		(326)		(296)	(22)	(22)	(30)
Other, net		0		0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		52,986		81,022	(6,383)	4,910	33,674
Total increase (decrease) in net assets		109,720		62,507	7,698	(3,286)	37,298
NET ASSETS:
Beginning of period		644,013		581,506	51,535	54,821	0
End of period		$753,733		$644,013	$59,233	$51,535	$37,298
CHANGES IN UNITS OUTSTANDING:

Units issued		8,969		12,621	58	610	3,563
Units redeemed		(4,220)		(4,833)	(500)	(197)	(500)
Net increase (decrease)		4,749		7,788	(442)	413	3,063

(1) For the period March 13, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

		INVESTMENT DIVISIONS
	AMERICAN
	CENTURY
	INVESTMENTS VP	AMERICAN CENTURY INVESTMENTS VP		AMERICAN FUNDS IS GLOBAL SMALL
	ULTRA FUND	VALUE FUND		CAPITALIZATION FUND
	2019	2019	2018	2019	2018
	(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$0	$23,068	$15,172	$281	$67
Net realized gain (loss) on investments	5,446	86,208	29,658	7,926	(50)
Change in net unrealized appreciation (depreciation)
on investments	0	139,548	(134,347)	34,419	(23,879)
Increase (decrease) in net assets resulting from
operations	5,446	248,824	(89,517)	42,626	(23,862)
CONTRACT TRANSACTIONS:
Purchase payments received	0	102,379	140,538	19,237	0
Transfers for contract benefits and terminations	0	(20,989)	(22,729)	(3,791)	(1,154)
Net transfers	(5,446)	73,532	34,822	(6,638)	146,859
Contract maintenance charges	0	(473)	(441)	(92)	(56)
Other, net	0	(45,712)	0	0	0
Increase (decrease) in net assets resulting from
contract transactions	(5,446)	108,737	152,190	8,716	145,649
Total increase (decrease) in net assets	0	357,561	62,673	51,342	121,787
NET ASSETS:
Beginning of period	0	844,297	781,624	125,634	3,847
End of period	$0	$1,201,858	$844,297	$176,976	$125,634
CHANGES IN UNITS OUTSTANDING:

Units issued	20,333	5,616	6,841	3,461	9,439
Units redeemed	(20,333)	(3,062)	(3,475)	(2,838)	(914)
Net increase (decrease)	0	2,554	3,366	623	8,525

(1) For the period November 26, 2019 to December 5, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

			INVESTMENT DIVISIONS
			AMERICAN FUNDS IS INTERNATIONAL
	AMERICAN FUNDS IS GROWTH FUND		FUND		AMERICAN FUNDS IS NEW WORLD FUND
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$25,252	$11,253	$7,764	$28,224	$14,618	$15,157
Net realized gain (loss) on investments	347,342	260,520	85,333	117,883	56,158	57,707
Change in net unrealized appreciation (depreciation)
on investments	440,374	(285,953)	110,512	(366,366)	337,019	(330,745)
Increase (decrease) in net assets resulting from
operations	812,968	(14,180)	203,609	(220,259)	407,795	(257,881)
CONTRACT TRANSACTIONS:
Purchase payments received	275,635	51,906	118,771	33,234	54,426	59,806
Transfers for contract benefits and terminations	(483,843)	(34,831)	(139,137)	(30,469)	(45,601)	(31,824)
Net transfers	659,721	123,088	(1,146,198)	(102,891)	(348,676)	(24,766)
Contract maintenance charges	(1,336)	(1,131)	(421)	(566)	(518)	(562)
Other, net	(17,243)	0	(4,130)	0	(1,944)	0
Increase (decrease) in net assets resulting from
contract transactions	432,934	139,032	(1,171,115)	(100,692)	(342,313)	2,654
Total increase (decrease) in net assets	1,245,902	124,852	(967,506)	(320,951)	65,482	(255,227)
NET ASSETS:
Beginning of period	2,394,145	2,269,293	1,468,841	1,789,792	1,567,789	1,823,016
End of period	$3,640,047	$2,394,145	$501,335	$1,468,841	$1,633,271	$1,567,789
CHANGES IN UNITS OUTSTANDING:

Units issued	39,326	17,076	15,342	8,110	4,633	11,282
Units redeemed	(23,398)	(11,738)	(99,917)	(14,959)	(20,079)	(11,248)
Net increase (decrease)	15,928	5,338	(84,575)	(6,849)	(15,446)	34

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
	BLACKROCK GLOBAL ALLOCATION VI					BNY MELLON VIF INTERNATIONAL EQUITY
		FUND		BNY MELLON STOCK INDEX FUND, INC.		PORTFOLIO
	2019		2018	2019	2018	2019	2018
			(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$63	$218	$484,400	$449,486	$268	$423
Net realized gain (loss) on investments		(1,007)	845	2,728,315	1,214,655	(2,301)	282
Change in net unrealized appreciation (depreciation)
on investments		2,745	(2,574)	4,306,226	(2,858,477)	7,277	(9,353)
Increase (decrease) in net assets resulting from
operations		1,801	(1,511)	7,518,941	(1,194,336)	5,244	(8,648)
CONTRACT TRANSACTIONS:
Purchase payments received		0	0	500,836	574,321	4,610	17,379
Transfers for contract benefits and terminations		(202)	(183)	(1,646,026)	(950,652)	(489)	(1,447)
Net transfers		(17,343)	22,600	(669,838)	672,882	(31,516)	31,702
Contract maintenance charges		(9)	(2)	(9,869)	(9,912)	(10)	(14)
Other, net		0	0	(121,779)	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		(17,554)	22,415	(1,946,676)	286,639	(27,405)	47,620
Total increase (decrease) in net assets		(15,753)	20,904	5,572,265	(907,697)	(22,161)	38,972
NET ASSETS:
Beginning of period		20,904	0	24,987,004	25,894,701	52,041	13,069
End of period		$5,151	$20,904	$30,559,269	$24,987,004	$29,880	$52,041
CHANGES IN UNITS OUTSTANDING:

Units issued		1,309	1,934	54,422	80,183	381	2,145
Units redeemed		(2,825)	(18)	(126,204)	(67,774)	(1,730)	(106)
Net increase (decrease)		(1,516)	1,916	(71,782)	12,409	(1,349)	2,039

(1) For the period July 9, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
	CLEARBRIDGE VARIABLE MID CAP			CLEARBRIDGE VARIABLE SMALL CAP		COLUMBIA VARIABLE PORTFOLIO - SMALL
		PORTFOLIO		GROWTH PORTFOLIO		CAP VALUE FUND
	2019		2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$696	$272	$0	$0	$742	$278
Net realized gain (loss) on investments		4,020	1,010	12,693	8,970	9,158	10,542
Change in net unrealized appreciation (depreciation)
on investments		16,926	(8,144)	3,276	(7,962)	8,109	(23,079)
Increase (decrease) in net assets resulting from
operations		21,642	(6,862)	15,969	1,008	18,009	(12,259)
CONTRACT TRANSACTIONS:
Purchase payments received		37,578	14,038	32,594	6,068	2,499	2,499
Transfers for contract benefits and terminations		(4,099)	(1,776)	(22,917)	(1,146)	(1,681)	(1,080)
Net transfers		18,036	27,982	133,412	(2,761)	66,221	(772)
Contract maintenance charges		(65)	(45)	(152)	(65)	(17)	(12)
Other, net		0	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		51,450	40,199	142,937	2,096	67,022	635
Total increase (decrease) in net assets		73,092	33,337	158,906	3,104	85,031	(11,624)
NET ASSETS:
Beginning of period		47,544	14,207	52,591	49,487	56,374	67,998
End of period		$120,636	$47,544	$211,497	$52,591	$141,405	$56,374
CHANGES IN UNITS OUTSTANDING:

Units issued		6,126	3,357	10,082	1,402	2,528	259
Units redeemed		(2,187)	(154)	(2,248)	(1,305)	(301)	(236)
Net increase (decrease)		3,939	3,203	7,834	97	2,227	23

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
						DELAWARE VIP INTERNATIONAL VALUE
	DAVIS FINANCIAL PORTFOLIO			DAVIS VALUE PORTFOLIO		EQUITY SERIES
	2019		2018	2019	2018	2019	2018
							(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$836	$520	$1,894	$1,006	$2	$0
Net realized gain (loss) on investments		2,239	6,554	5,544	20,314	2,106	0
Change in net unrealized appreciation (depreciation)
on investments		8,917	(11,011)	23,003	(36,824)	1,409	(15)
Increase (decrease) in net assets resulting from
operations		11,992	(3,937)	30,441	(15,504)	3,517	(15)
CONTRACT TRANSACTIONS:
Purchase payments received		3,748	10,847	0	0	11,748	0
Transfers for contract benefits and terminations		(878)	(1,163)	(2,038)	(2,072)	(1,077)	(1)
Net transfers		2,285	(5,775)	0	0	26,119	94
Contract maintenance charges		(68)	(59)	(9)	(10)	(13)	0
Other, net		0	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		5,087	3,850	(2,047)	(2,082)	36,777	93
Total increase (decrease) in net assets		17,079	(87)	28,394	(17,586)	40,294	78
NET ASSETS:
Beginning of period		40,784	40,871	98,420	116,006	78	0
End of period		$57,863	$40,784	$126,814	$98,420	$40,372	$78
CHANGES IN UNITS OUTSTANDING:

Units issued		653	701	11	11	5,310	7
Units redeemed		(416)	(505)	(91)	(94)	(2,093)	0
Net increase (decrease)		237	196	(80)	(83)	3,217	7

(1) For the period May 29, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
						DWS GLOBAL
	DELAWARE VIP SMALL CAP VALUE SERIES				DWS CROCI® U.S. VIP	SMALL CAP VIP
	2019		2018	2019	2018	2018
						(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$833	$346	$4,422	$7,698	$370
Net realized gain (loss) on investments		7,978	1,603	24,217	17,984	8,693
Change in net unrealized appreciation (depreciation)
on investments		7,434	(12,190)	39,510	(54,923)	(5,268)
Increase (decrease) in net assets resulting from
operations		16,245	(10,241)	68,149	(29,241)	3,795
CONTRACT TRANSACTIONS:
Purchase payments received		82,831	7,020	0	0	0
Transfers for contract benefits and terminations		(4,575)	(1,651)	(2,957)	(19,101)	(7,295)
Net transfers		16,327	(15,679)	(61,798)	20,557	(133,926)
Contract maintenance charges		(162)	(99)	(99)	(136)	(31)
Other, net		0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		94,421	(10,409)	(64,854)	1,320	(141,252)
Total increase (decrease) in net assets		110,666	(20,650)	3,295	(27,921)	(137,457)
NET ASSETS:
Beginning of period		31,720	52,370	281,480	309,401	137,457
End of period		$142,386	$31,720	$284,775	$281,480	$0
CHANGES IN UNITS OUTSTANDING:

Units issued		7,311	506	10,112	3,539	240
Units redeemed		(595)	(1,498)	(14,773)	(3,223)	(5,736)
Net increase (decrease)		6,716	(992)	(4,661)	316	(5,496)

(1) For the period January 1, 2018 to June 11, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

INVESTMENT DIVISIONS

	DWS HIGH INCOME VIP				DWS SMALL CAP INDEX VIP		DWS SMALL MID CAP VALUE VIP
	2019		2018		2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$5,506		$5,173	$71,549	$65,936	$11,703	$23,823
Net realized gain (loss) on investments		(175)		(126)	626,580	544,504	74,493	326,748
Change in net unrealized appreciation (depreciation)
on investments		6,661		(6,627)	775,876	(1,362,257)	226,805	(624,251)
Increase (decrease) in net assets resulting from
operations		11,992		(1,580)	1,474,005	(751,817)	313,001	(273,680)
CONTRACT TRANSACTIONS:
Purchase payments received		29,501		13,500	39,450	20,453	6,625	21,810
Transfers for contract benefits and terminations		(2,356)		(1,600)	(180,338)	(158,266)	(20,064)	(87,669)
Net transfers		15,249		26	39,913	249,625	(87,710)	201,332
Contract maintenance charges		(63)		(41)	(5,589)	(5,750)	(287)	(337)
Other, net		0		0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		42,331		11,885	(106,564)	106,062	(101,436)	135,136
Total increase (decrease) in net assets		54,323		10,305	1,367,441	(645,755)	211,565	(138,544)
NET ASSETS:
Beginning of period		65,029		54,724	5,912,937	6,558,692	1,556,394	1,694,938
End of period		$119,352		$65,029	$7,280,378	$5,912,937	$1,767,959	$1,556,394
CHANGES IN UNITS OUTSTANDING:

Units issued		2,278		766	16,715	19,476	4,089	12,963
Units redeemed		(148)		(114)	(21,273)	(15,298)	(8,652)	(6,985)
Net increase (decrease)		2,130		652	(4,558)	4,178	(4,563)	5,978

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

INVESTMENT DIVISIONS

	FEDERATED KAUFMANN FUND II			FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO
	2019		2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$0	$0	$3,652	$12,939	$466	$356
Net realized gain (loss) on investments		30,281	12,821	156,229	292,107	70,152	115,094
Change in net unrealized appreciation (depreciation)
on investments		21,824	(8,023)	366,533	(495,777)	196,206	(127,070)
Increase (decrease) in net assets resulting from
operations		52,105	4,798	526,414	(190,731)	266,824	(11,620)
CONTRACT TRANSACTIONS:
Purchase payments received		0	0	227,067	15,645	0	0
Transfers for contract benefits and terminations		(10,414)	(2,167)	(69,969)	(67,648)	(13,547)	(206,305)
Net transfers		21,527	5,653	(2,007,215)	32,398	117,218	166,437
Contract maintenance charges		(212)	(184)	(978)	(1,403)	(153)	(447)
Other, net		0	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		10,901	3,302	(1,851,095)	(21,008)	103,518	(40,315)
Total increase (decrease) in net assets		63,006	8,100	(1,324,681)	(211,739)	370,342	(51,935)
NET ASSETS:
Beginning of period		144,338	136,238	2,660,248	2,871,987	738,672	790,607
End of period		$207,344	$144,338	$1,335,567	$2,660,248	$1,109,014	$738,672
CHANGES IN UNITS OUTSTANDING:

Units issued		2,517	558	12,164	6,918	6,102	9,677
Units redeemed		(2,119)	(451)	(62,289)	(7,561)	(2,260)	(11,769)
Net increase (decrease)		398	107	(50,125)	(643)	3,842	(2,092)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
	FIDELITY VIP INVESTMENT GRADE BOND					GOLDMAN SACHS VIT MID CAP VALUE
		PORTFOLIO		FIDELITY VIP MID CAP PORTFOLIO		FUND
	2019		2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$7,712	$12,042	$5,882	$4,188	$770	$678
Net realized gain (loss) on investments		629	(4,295)	28,202	89,299	2,782	6,166
Change in net unrealized appreciation (depreciation)
on investments		18,510	(12,951)	141,092	(253,140)	19,154	(12,967)
Increase (decrease) in net assets resulting from
operations		26,851	(5,204)	175,176	(159,653)	22,706	(6,123)
CONTRACT TRANSACTIONS:
Purchase payments received		0	0	143,448	39,171	0	330
Transfers for contract benefits and terminations		(5,564)	(237,353)	(194,889)	(221,614)	(1,499)	(736)
Net transfers		67,862	27,317	(249,445)	275,312	36,884	30,483
Contract maintenance charges		(97)	(433)	(473)	(473)	(31)	(25)
Other, net		0	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		62,201	(210,469)	(301,359)	92,396	35,354	30,052
Total increase (decrease) in net assets		89,052	(215,673)	(126,183)	(67,257)	58,060	23,929
NET ASSETS:
Beginning of period		280,461	496,134	885,128	952,385	44,837	20,908
End of period		$369,513	$280,461	$758,945	$885,128	$102,897	$44,837
CHANGES IN UNITS OUTSTANDING:

Units issued		3,381	2,636	8,228	6,673	3,278	2,185
Units redeemed		(722)	(12,466)	(13,955)	(5,110)	(843)	(280)
Net increase (decrease)		2,659	(9,830)	(5,727)	1,563	2,435	1,905

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

		INVESTMENT DIVISIONS
	GOLDMAN SACHS VIT
	MULTI-STRATEGY
	ALTERNATIVES
	PORTFOLIO	GREAT-WEST AGGRESSIVE PROFILE FUND		GREAT-WEST ARIEL MID CAP VALUE FUND
	2019	2019	2018	2019	2018
	(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$149	$12,402	$29,520	$3,170	$3,006
Net realized gain (loss) on investments	170	(56,509)	136,010	24,442	(19,466)
Change in net unrealized appreciation (depreciation)
on investments	(6)	250,448	(294,737)	22,846	(48,351)
Increase (decrease) in net assets resulting from
operations	313	206,341	(129,207)	50,458	(64,811)
CONTRACT TRANSACTIONS:
Purchase payments received	0	55,131	241,442	0	0
Transfers for contract benefits and terminations	(153)	(653,145)	(32,697)	(10,306)	(191,148)
Net transfers	5,341	(125,513)	339,007	25,406	54,777
Contract maintenance charges	(11)	(694)	(680)	(187)	(485)
Other, net	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions	5,177	(724,221)	547,072	14,913	(136,856)
Total increase (decrease) in net assets	5,490	(517,880)	417,865	65,371	(201,667)
NET ASSETS:
Beginning of period	0	1,083,583	665,718	196,813	398,480
End of period	$5,490	$565,703	$1,083,583	$262,184	$196,813
CHANGES IN UNITS OUTSTANDING:

Units issued	1,359	14,391	53,417	1,480	1,235
Units redeemed	(854)	(77,223)	(5,214)	(1,165)	(4,459)
Net increase (decrease)	505	(62,832)	48,203	315	(3,224)

(1) For the period March 13, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

			INVESTMENT DIVISIONS
			GREAT-WEST CONSERVATIVE PROFILE
	GREAT-WEST BOND INDEX FUND		FUND		GREAT-WEST CORE BOND FUND
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$24,856	$26,744	$14,851	$13,422	$60,612	$56,265
Net realized gain (loss) on investments	2,120	(5,723)	60,624	13,557	(82)	(1,495)
Change in net unrealized appreciation (depreciation)
on investments	150,433	(31,012)	14,119	(25,786)	158,080	(83,114)
Increase (decrease) in net assets resulting from
operations	177,409	(9,991)	89,594	1,193	218,610	(28,344)
CONTRACT TRANSACTIONS:
Purchase payments received	48,460	5,189	16,053	19,132	16,462	7,787
Transfers for contract benefits and terminations	(63,700)	(99,955)	(80,778)	(4,299)	(29,468)	(26,542)
Net transfers	240,916	11,412	278,850	680,483	(59,309)	66,125
Contract maintenance charges	(804)	(745)	(1,577)	(53)	(118)	(105)
Other, net	0	0	(7,058)	0	0	0
Increase (decrease) in net assets resulting from
contract transactions	224,872	(84,099)	205,490	695,263	(72,433)	47,265
Total increase (decrease) in net assets	402,281	(94,090)	295,084	696,456	146,177	18,921
NET ASSETS:
Beginning of period	1,975,994	2,070,084	792,267	95,811	2,394,461	2,375,540
End of period	$2,378,275	$1,975,994	$1,087,351	$792,267	$2,540,638	$2,394,461
CHANGES IN UNITS OUTSTANDING:

Units issued	24,244	7,989	95,149	70,154	4,838	6,239
Units redeemed	(8,473)	(14,011)	(77,061)	(872)	(9,543)	(2,930)
Net increase (decrease)	15,771	(6,022)	18,088	69,282	(4,705)	3,309

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
	GREAT-WEST EMERGING MARKETS					GREAT-WEST GOVERNMENT MONEY
		EQUITY FUND		GREAT-WEST GLOBAL BOND FUND		MARKET FUND
	2019		2018	2019	2018	2019	2018
			(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$25	$17	$106,348	$121,094	$215,933	$145,671
Net realized gain (loss) on investments		273	0	(365,159)	(103,385)	0	0
Change in net unrealized appreciation (depreciation)
on investments		241	32	415,856	(21,154)	0	0
Increase (decrease) in net assets resulting from
operations		539	49	157,045	(3,445)	215,933	145,671
CONTRACT TRANSACTIONS:
Purchase payments received		0	0	135,205	346,658	4,129,581	5,705,272
Transfers for contract benefits and terminations		(86)	0	(47,755)	(139,375)	(986,709)	(730,178)
Net transfers		115	2,036	(2,044,453)	(443,735)	2,162,463	(7,257,195)
Contract maintenance charges		(6)	0	(1,117)	(1,444)	(6,291)	(8,130)
Other, net		0	0	(275,838)	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		23	2,036	(2,233,958)	(237,896)	5,299,044	(2,290,231)
Total increase (decrease) in net assets		562	2,085	(2,076,913)	(241,341)	5,514,977	(2,144,560)
NET ASSETS:
Beginning of period		2,085	0	4,772,828	5,014,169	8,692,173	10,836,733
End of period		$2,647	$2,085	$2,695,915	$4,772,828	$14,207,150	$8,692,173
CHANGES IN UNITS OUTSTANDING:

Units issued		558	253	32,295	39,330	928,819	740,238
Units redeemed		(547)	0	(185,947)	(55,358)	(530,985)	(913,478)
Net increase (decrease)		11	253	(153,652)	(16,028)	397,834	(173,240)

(1) For the period December 24, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
				GREAT-WEST INTERNATIONAL VALUE
	GREAT-WEST INTERNATIONAL INDEX FUND			FUND		GREAT-WEST LARGE CAP GROWTH FUND
	2019		2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$30	$1,103	$63,726	$72,240	$137	$551
Net realized gain (loss) on investments		579	1,020	(122,553)	1,044,834	20,053	55,387
Change in net unrealized appreciation (depreciation)
on investments		2,707	(9,242)	1,121,787	(2,000,998)	33,113	(57,932)
Increase (decrease) in net assets resulting from
operations		3,316	(7,119)	1,062,960	(883,924)	53,303	(1,994)
CONTRACT TRANSACTIONS:
Purchase payments received		4,529	1,034	71,368	89,305	15,205	16,706
Transfers for contract benefits and terminations		(11,143)	(650)	(126,518)	(60,859)	(4,882)	(80,141)
Net transfers		(49,500)	11,544	(887,399)	1,686,700	(251,334)	48,994
Contract maintenance charges		(12)	(26)	(2,033)	(1,829)	(62)	(81)
Other, net		0	0	(33,287)	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		(56,126)	11,902	(977,869)	1,713,317	(241,073)	(14,522)
Total increase (decrease) in net assets		(52,810)	4,783	85,091	829,393	(187,770)	(16,516)
NET ASSETS:
Beginning of period		54,164	49,381	5,064,402	4,235,009	207,050	223,566
End of period		$1,354	$54,164	$5,149,493	$5,064,402	$19,280	$207,050
CHANGES IN UNITS OUTSTANDING:

Units issued		489	1,262	44,596	143,640	447	2,171
Units redeemed		(5,246)	(220)	(117,375)	(15,506)	(6,564)	(2,699)
Net increase (decrease)		(4,757)	1,042	(72,779)	128,134	(6,117)	(528)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

			INVESTMENT DIVISIONS
			GREAT-WEST LARGE
	GREAT-WEST T. ROWE PRICE EQUITY		CAP VALUE FUND
	INCOME FUND		INVESTOR II CLASS	GREAT-WEST LIFETIME 2015 FUND
	2019	2018	2019	2019	2018
	(1)		(2)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$17,586	$5,154	$14,251	$19,844	$33,724
Net realized gain (loss) on investments	215,912	103,035	61,612	(3,199)	75,121
Change in net unrealized appreciation (depreciation)
on investments	77,207	(272,081)	74,984	174,513	(194,154)
Increase (decrease) in net assets resulting from
operations	310,705	(163,892)	150,847	191,158	(85,309)
CONTRACT TRANSACTIONS:
Purchase payments received	11,232	13,015	2,105	384,276	519,256
Transfers for contract benefits and terminations	(19,022)	(21,707)	(3,742)	(37,046)	(74,373)
Net transfers	(1,927,128)	42,356	2,287,235	(804,097)	564,487
Contract maintenance charges	(386)	(330)	(79)	(675)	(676)
Other, net	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions	(1,935,304)	33,334	2,285,519	(457,542)	1,008,694
Total increase (decrease) in net assets	(1,624,599)	(130,558)	2,436,366	(266,384)	923,385
NET ASSETS:
Beginning of period	1,624,599	1,755,157	0	1,646,998	723,613
End of period	$0	$1,624,599	$2,436,366	$1,380,614	$1,646,998
CHANGES IN UNITS OUTSTANDING:

Units issued	10,422	4,740	251,913	70,082	107,204
Units redeemed	(71,172)	(3,375)	(24,030)	(110,541)	(20,963)
Net increase (decrease)	(60,750)	1,365	227,883	(40,459)	86,241

(1)For the period January 1, 2019 to October 28, 2019.

(2)For the period October 28, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2020 FUND			GREAT-WEST LIFETIME 2025 FUND		GREAT-WEST LIFETIME 2030 FUND
	2019		2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$9,329	$12,767	$56,905	$47,013	$29,491	$32,549
Net realized gain (loss) on investments		18,609	13,395	203,221	161,078	91,082	48,108
Change in net unrealized appreciation (depreciation)
on investments		46,088	(59,202)	288,099	(337,308)	131,020	(180,929)
Increase (decrease) in net assets resulting from
operations		74,026	(33,040)	548,225	(129,217)	251,593	(100,272)
CONTRACT TRANSACTIONS:
Purchase payments received		67,990	56,964	976,433	578,318	69,019	230,644
Transfers for contract benefits and terminations		(23,854)	(11,530)	(101,182)	(62,561)	(41,475)	(30,531)
Net transfers		(69,205)	362,936	493,575	(31,187)	149,034	293,127
Contract maintenance charges		(944)	(857)	(2,443)	(1,830)	(1,969)	(1,663)
Other, net		0	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		(26,013)	407,513	1,366,383	482,740	174,609	491,577
Total increase (decrease) in net assets		48,013	374,473	1,914,608	353,523	426,202	391,305
NET ASSETS:
Beginning of period		443,605	69,132	2,159,380	1,805,857	1,210,928	819,623
End of period		$491,618	$443,605	$4,073,988	$2,159,380	$1,637,130	$1,210,928
CHANGES IN UNITS OUTSTANDING:

Units issued		7,144	36,822	194,863	82,570	31,239	41,681
Units redeemed		(9,055)	(3,096)	(80,488)	(42,141)	(17,905)	(2,843)
Net increase (decrease)		(1,911)	33,726	114,375	40,429	13,334	38,838

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2035 FUND		GREAT-WEST LIFETIME 2040 FUND		GREAT-WEST LIFETIME 2045 FUND
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$16,493	$26,457	$13,719	$18,311	$9,525	$8,370
Net realized gain (loss) on investments	(59,443)	140,089	50,158	21,512	34,183	53,073
Change in net unrealized appreciation (depreciation)
on investments	264,079	(320,459)	79,625	(115,822)	88,330	(107,438)
Increase (decrease) in net assets resulting from
operations	221,129	(153,913)	143,502	(75,999)	132,038	(45,995)
CONTRACT TRANSACTIONS:
Purchase payments received	138,852	359,831	28,510	56,472	155,887	70,211
Transfers for contract benefits and terminations	(25,025)	(34,486)	(83,393)	(15,220)	(21,286)	(44,485)
Net transfers	(633,445)	826,873	102,809	138,819	(76,136)	170,516
Contract maintenance charges	(1,095)	(1,128)	(610)	(814)	(1,589)	(1,321)
Other, net	0	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions	(520,713)	1,151,090	47,316	179,257	56,876	194,921
Total increase (decrease) in net assets	(299,584)	997,177	190,818	103,258	188,914	148,926
NET ASSETS:
Beginning of period	1,549,084	551,907	579,839	476,581	485,706	336,780
End of period	$1,249,500	$1,549,084	$770,657	$579,839	$674,620	$485,706
CHANGES IN UNITS OUTSTANDING:

Units issued	41,645	102,067	13,421	21,835	44,215	24,263
Units redeemed	(87,195)	(12,012)	(9,780)	(9,422)	(39,407)	(8,710)
Net increase (decrease)	(45,550)	90,055	3,641	12,413	4,808	15,553

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

			INVESTMENT DIVISIONS
					GREAT-WEST LOOMIS SAYLES SMALL CAP
	GREAT-WEST LIFETIME 2050 FUND		GREAT-WEST LIFETIME 2055 FUND		VALUE FUND
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$4,136	$6,679	$4,739	$2,833	$5	$0
Net realized gain (loss) on investments	23,206	11,983	21,122	13,563	2,961	22,747
Change in net unrealized appreciation (depreciation)
on investments	26,565	(44,541)	19,089	(35,180)	185,440	(161,852)
Increase (decrease) in net assets resulting from
operations	53,907	(25,879)	44,950	(18,784)	188,406	(139,105)
CONTRACT TRANSACTIONS:
Purchase payments received	6,852	0	24,261	22,128	21,410	22,064
Transfers for contract benefits and terminations	(164,707)	(2,904)	(40,661)	(3,293)	(11,466)	(11,718)
Net transfers	89,140	61,304	283,378	29,854	26,418	53,650
Contract maintenance charges	(136)	(94)	(212)	(200)	(256)	(253)
Other, net	0	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions	(68,851)	58,306	266,766	48,489	36,106	63,743
Total increase (decrease) in net assets	(14,944)	32,427	311,716	29,705	224,512	(75,362)
NET ASSETS:
Beginning of period	228,159	195,732	172,961	143,256	755,793	831,155
End of period	$213,215	$228,159	$484,677	$172,961	$980,305	$755,793
CHANGES IN UNITS OUTSTANDING:

Units issued	8,125	5,565	22,006	4,308	2,108	3,940
Units redeemed	(13,031)	(1,193)	(3,376)	(536)	(1,238)	(2,252)
Net increase (decrease)	(4,906)	4,372	18,630	3,772	870	1,688

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
						GREAT-WEST MODERATELY AGGRESSIVE
	GREAT-WEST MID CAP VALUE FUND			GREAT-WEST MODERATE PROFILE FUND		PROFILE FUND
	2019		2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$111	$4,123	$6,065	$8,151	$1,541	$2,168
Net realized gain (loss) on investments		(5,731)	2,357	17,211	17,643	6,818	6,291
Change in net unrealized appreciation (depreciation)
on investments		20,354	(16,628)	25,023	(44,833)	7,923	(15,179)
Increase (decrease) in net assets resulting from
operations		14,734	(10,148)	48,299	(19,039)	16,282	(6,720)
CONTRACT TRANSACTIONS:
Purchase payments received		25,458	45,434	3,035	53,000	3,247	9,030
Transfers for contract benefits and terminations		(2,746)	(4,309)	(48,181)	(16,473)	(1,584)	(4,377)
Net transfers		(39,929)	251	24,998	199,206	14,410	59,678
Contract maintenance charges		(36)	(43)	(220)	(227)	(82)	(69)
Other, net		0	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		(17,253)	41,333	(20,368)	235,506	15,991	64,262
Total increase (decrease) in net assets		(2,519)	31,185	27,931	216,467	32,273	57,542
NET ASSETS:
Beginning of period		81,373	50,188	283,209	66,742	77,197	19,655
End of period		$78,854	$81,373	$311,140	$283,209	$109,470	$77,197
CHANGES IN UNITS OUTSTANDING:

Units issued		3,267	3,715	4,514	26,528	2,677	6,938
Units redeemed		(4,642)	(490)	(6,338)	(4,714)	(1,316)	(1,100)
Net increase (decrease)		(1,375)	3,225	(1,824)	21,814	1,361	5,838

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

					INVESTMENT DIVISIONS
	GREAT-WEST MODERATELY
	CONSERVATIVE PROFILE FUND				GREAT-WEST MULTI-SECTOR BOND FUND		GREAT-WEST REAL ESTATE INDEX FUND
	2019		2018		2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$2,214		$2,445	$10,602	$14,683	$2,297	$2,720
Net realized gain (loss) on investments		5,577		3,783	10,535	9,688	11,269	3,765
Change in net unrealized appreciation (depreciation)
on investments		6,457		(11,164)	43,427	(45,222)	29,951	(19,266)
Increase (decrease) in net assets resulting from
operations		14,248		(4,936)	64,564	(20,851)	43,517	(12,781)
CONTRACT TRANSACTIONS:
Purchase payments received		4,142		3,000	51,998	93,852	64,092	31,766
Transfers for contract benefits and terminations		(2,070)		(2,678)	(11,813)	(141,974)	(21,984)	(2,936)
Net transfers		29,612		38,088	56,656	3,042	(10,892)	115,920
Contract maintenance charges		(70)		(50)	(308)	(384)	(106)	(46)
Other, net		0		0	(102,406)	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		31,614		38,360	(5,873)	(45,464)	31,110	144,704
Total increase (decrease) in net assets		45,862		33,424	58,691	(66,315)	74,627	131,923
NET ASSETS:
Beginning of period		87,352		53,928	506,881	573,196	194,734	62,811
End of period		$133,214		$87,352	$565,572	$506,881	$269,361	$194,734
CHANGES IN UNITS OUTSTANDING:

Units issued		3,941		4,153	3,209	3,246	8,179	12,227
Units redeemed		(1,068)		(593)	(3,228)	(4,523)	(6,153)	(1,432)
Net increase (decrease)		2,873		3,560	(19)	(1,277)	2,026	10,795

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

			INVESTMENT DIVISIONS
	GREAT-WEST S&P MID CAP 400® INDEX		GREAT-WEST S&P SMALL CAP 600® INDEX		GREAT-WEST SHORT DURATION BOND
	FUND		FUND		FUND
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$5,349	$9,869	$158	$2,053	$166,840	$143,678
Net realized gain (loss) on investments	79,708	106,151	2,641	1,328	8,303	(11,424)
Change in net unrealized appreciation (depreciation)
on investments	267,556	(323,188)	990	(19,264)	246,673	(89,020)
Increase (decrease) in net assets resulting from
operations	352,613	(207,168)	3,789	(15,883)	421,816	43,234
CONTRACT TRANSACTIONS:
Purchase payments received	168,557	69,447	7,710	0	82,625	310,155
Transfers for contract benefits and terminations	(277,963)	(22,887)	(138)	(143,890)	(165,913)	(181,394)
Net transfers	(9,160)	408,350	14,694	32,220	246,765	(2,113,095)
Contract maintenance charges	(865)	(700)	(30)	(243)	(1,891)	(2,040)
Other, net	0	0	0	0	(286,165)	0
Increase (decrease) in net assets resulting from
contract transactions	(119,431)	454,210	22,236	(111,913)	(124,579)	(1,986,374)
Total increase (decrease) in net assets	233,182	247,042	26,025	(127,796)	297,237	(1,943,140)
NET ASSETS:
Beginning of period	1,387,673	1,140,631	14,078	141,874	7,645,234	9,588,374
End of period	$1,620,855	$1,387,673	$40,103	$14,078	$7,942,471	$7,645,234
CHANGES IN UNITS OUTSTANDING:

Units issued	26,802	33,469	2,559	2,299	27,648	57,670
Units redeemed	(33,020)	(8,932)	(1,243)	(10,685)	(35,428)	(199,743)
Net increase (decrease)	(6,218)	24,537	1,316	(8,386)	(7,780)	(142,073)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

		INVESTMENT DIVISIONS
	GREAT-WEST
	SMALL CAP	GREAT-WEST T. ROWE PRICE MID CAP		GREAT-WEST U.S. GOVERNMENT
	GROWTH FUND	GROWTH FUND		SECURITIES FUND
	2018	2019	2018	2019	2018
	(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$0	$360	$3,399	$49,314	$63,321
Net realized gain (loss) on investments	2,882	459,466	377,686	(4,174)	(37,973)
Change in net unrealized appreciation (depreciation)
on investments	0	544,169	(428,922)	141,489	(11,748)
Increase (decrease) in net assets resulting from
operations	2,882	1,003,995	(47,837)	186,629	13,600
CONTRACT TRANSACTIONS:
Purchase payments received	0	101,991	297,046	18	0
Transfers for contract benefits and terminations	(150)	(782,859)	(101,006)	(41,410)	(455,239)
Net transfers	(2,727)	(637,112)	495,339	171,195	(160,502)
Contract maintenance charges	(5)	(1,573)	(1,719)	(762)	(1,229)
Other, net	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions	(2,882)	(1,319,553)	689,660	129,041	(616,970)
Total increase (decrease) in net assets	0	(315,558)	641,823	315,670	(603,370)
NET ASSETS:
Beginning of period	0	3,762,974	3,121,151	2,963,805	3,567,175
End of period	$0	$3,447,416	$3,762,974	$3,279,475	$2,963,805
CHANGES IN UNITS OUTSTANDING:

Units issued	7,772	13,754	36,970	12,980	1,514
Units redeemed	(7,772)	(40,552)	(20,131)	(7,268)	(29,513)
Net increase (decrease)	0	(26,798)	16,839	5,712	(27,999)

(1) For the period June 11, 2018 to July 13, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

			INVESTMENT DIVISIONS
	INVESCO OPPENHEIMER V.I. MAIN STREET
	SMALL CAP FUND		INVESCO V.I. CORE EQUITY FUND		INVESCO V.I. GLOBAL REAL ESTATE FUND
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$2,140	$3,217	$199	$1,646	$51,335	$60,962
Net realized gain (loss) on investments	(43,563)	136,495	2,249	(17,949)	45,367	31,555
Change in net unrealized appreciation (depreciation)
on investments	213,464	(246,455)	2,905	(1,664)	181,368	(191,911)
Increase (decrease) in net assets resulting from
operations	172,041	(106,743)	5,353	(17,967)	278,070	(99,394)
CONTRACT TRANSACTIONS:
Purchase payments received	40,911	240,398	0	0	2,063	11,496
Transfers for contract benefits and terminations	(624,851)	(26,301)	(442)	(147,837)	(23,959)	(49,401)
Net transfers	(30,134)	141,886	(2,241)	25,447	(501,696)	(104,443)
Contract maintenance charges	(403)	(495)	(8)	(249)	(326)	(430)
Other, net	0	0	0	0	(1,371)	0
Increase (decrease) in net assets resulting from
contract transactions	(614,477)	355,488	(2,691)	(122,639)	(525,289)	(142,778)
Total increase (decrease) in net assets	(442,436)	248,745	2,662	(140,606)	(247,219)	(242,172)
NET ASSETS:
Beginning of period	913,048	664,303	19,388	159,994	1,471,044	1,713,216
End of period	$470,612	$913,048	$22,050	$19,388	$1,223,825	$1,471,044
CHANGES IN UNITS OUTSTANDING:

Units issued	10,950	31,433	2	1,135	1,595	2,264
Units redeemed	(58,805)	(3,361)	(109)	(7,016)	(14,484)	(5,968)
Net increase (decrease)	(47,855)	28,072	(107)	(5,881)	(12,889)	(3,704)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
				INVESCO V.I. INTERNATIONAL GROWTH
	INVESCO V.I. HEALTH CARE FUND			FUND		INVESCO V.I. MID CAP CORE EQUITY FUND
	2019		2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$24	$0	$56,572	$73,520	$1,144	$1,153
Net realized gain (loss) on investments		3,054	11,449	280,885	64,204	24,800	31,271
Change in net unrealized appreciation (depreciation)
on investments		16,074	(10,473)	522,499	(673,676)	23,477	(58,430)
Increase (decrease) in net assets resulting from
operations		19,152	976	859,956	(535,952)	49,421	(26,006)
CONTRACT TRANSACTIONS:
Purchase payments received		0	0	27,838	47,661	0	0
Transfers for contract benefits and terminations		(4,668)	(1,091)	(80,766)	(59,548)	(2,141)	(1,895)
Net transfers		(31,850)	(7,052)	(95,843)	217,646	4,024	44,394
Contract maintenance charges		(80)	(100)	(1,133)	(1,095)	(129)	(121)
Other, net		0	0	(21,660)	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		(36,598)	(8,243)	(171,564)	204,664	1,754	42,378
Total increase (decrease) in net assets		(17,446)	(7,267)	688,392	(331,288)	51,175	16,372
NET ASSETS:
Beginning of period		81,105	88,372	3,100,458	3,431,746	196,181	179,809
End of period		$63,659	$81,105	$3,788,850	$3,100,458	$247,356	$196,181
CHANGES IN UNITS OUTSTANDING:

Units issued		97	31	15,589	26,618	563	2,586
Units redeemed		(1,173)	(293)	(25,666)	(14,637)	(506)	(954)
Net increase (decrease)		(1,076)	(262)	(10,077)	11,981	57	1,632

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
						JANUS HENDERSON
				JANUS HENDERSON VIT BALANCED		VIT ENTERPRISE
	INVESCO V.I. TECHNOLOGY FUND			PORTFOLIO		PORTFOLIO
	2019		2018	2019	2018	2019
						(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$0	$0	$52,949	$46,506	$483
Net realized gain (loss) on investments		34,636	19,848	203,778	194,837	129
Change in net unrealized appreciation (depreciation)
on investments		3,669	(16,559)	270,574	(240,131)	40,549
Increase (decrease) in net assets resulting from
operations		38,305	3,289	527,301	1,212	41,161
CONTRACT TRANSACTIONS:
Purchase payments received		0	0	365,901	342,161	29,592
Transfers for contract benefits and terminations		(8,049)	(2,021)	(842,819)	(128,529)	(5,207)
Net transfers		(66,019)	(41,043)	451,466	(306,594)	545,102
Contract maintenance charges		(130)	(188)	(1,618)	(1,490)	(125)
Other, net		0	0	(3,106)	0	0
Increase (decrease) in net assets resulting from
contract transactions		(74,198)	(43,252)	(30,176)	(94,452)	569,362
Total increase (decrease) in net assets		(35,893)	(39,963)	497,125	(93,240)	610,523
NET ASSETS:
Beginning of period		129,460	169,423	2,200,424	2,293,664	0
End of period		$93,567	$129,460	$2,697,549	$2,200,424	$610,523
CHANGES IN UNITS OUTSTANDING:

Units issued		167	98	29,670	30,951	39,259
Units redeemed		(2,629)	(1,691)	(29,668)	(34,472)	(481)
Net increase (decrease)		(2,462)	(1,593)	2	(3,521)	38,778

(1) For the period June 5, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

			INVESTMENT DIVISIONS
	JANUS HENDERSON VIT FLEXIBLE BOND				JANUS HENDERSON VIT GLOBAL RESEARCH
	PORTFOLIO		JANUS HENDERSON VIT FORTY PORTFOLIO		PORTFOLIO
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$72,438	$58,472	$4,164	$39,393	$7,948	$9,779
Net realized gain (loss) on investments	64,587	(68,879)	160,363	697,113	127,563	12,476
Change in net unrealized appreciation (depreciation)
on investments	53,752	2,799	603,413	(658,232)	71,321	(79,514)
Increase (decrease) in net assets resulting from
operations	190,777	(7,608)	767,940	78,274	206,832	(57,259)
CONTRACT TRANSACTIONS:
Purchase payments received	8,999	103,001	78,082	83,210	0	0
Transfers for contract benefits and terminations	(51,335)	(204,353)	(91,647)	(150,243)	(20,342)	(38,891)
Net transfers	1,152	317,228	(468,424)	516,133	(209,631)	53,965
Contract maintenance charges	(934)	(800)	(1,854)	(2,414)	(321)	(384)
Other, net	(100,111)	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions	(142,229)	215,076	(483,843)	446,686	(230,294)	14,690
Total increase (decrease) in net assets	48,548	207,468	284,097	524,960	(23,462)	(42,569)
NET ASSETS:
Beginning of period	1,804,920	1,597,452	2,256,775	1,731,815	757,306	799,875
End of period	$1,853,468	$1,804,920	$2,540,872	$2,256,775	$733,844	$757,306
CHANGES IN UNITS OUTSTANDING:

Units issued	51,740	66,110	18,778	41,613	7,707	7,320
Units redeemed	(56,044)	(57,625)	(27,658)	(30,837)	(22,298)	(6,364)
Net increase (decrease)	(4,304)	8,485	(8,880)	10,776	(14,591)	956

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
	JANUS HENDERSON VIT GLOBAL TECHNOLOGY			JANUS HENDERSON VIT OVERSEAS		LORD ABBETT SERIES DEVELOPING
		PORTFOLIO		PORTFOLIO		GROWTH PORTFOLIO
	2019		2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$5,840	$7,427	$1,057	$1,016	$0	$0
Net realized gain (loss) on investments		159,955	47,228	(92)	(55)	12,687	12,759
Change in net unrealized appreciation (depreciation)
on investments		311,658	(128,669)	12,246	(9,656)	15,193	(16,088)
Increase (decrease) in net assets resulting from
operations		477,453	(74,014)	13,211	(8,695)	27,880	(3,329)
CONTRACT TRANSACTIONS:
Purchase payments received		304,584	94,558	0	0	0	0
Transfers for contract benefits and terminations		(70,040)	(17,151)	(979)	(1,036)	(1,836)	(1,229)
Net transfers		131,147	584,949	0	0	24,458	57,891
Contract maintenance charges		(782)	(513)	(4)	(5)	(38)	(31)
Other, net		0	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		364,909	661,843	(983)	(1,041)	22,584	56,631
Total increase (decrease) in net assets		842,362	587,829	12,228	(9,736)	50,464	53,302
NET ASSETS:
Beginning of period		921,762	333,933	49,358	59,094	80,521	27,219
End of period		$1,764,124	$921,762	$61,586	$49,358	$130,985	$80,521
CHANGES IN UNITS OUTSTANDING:

Units issued		11,449	15,675	5	5	1,770	4,668
Units redeemed		(4,477)	(1,801)	(40)	(42)	(147)	(204)
Net increase (decrease)		6,972	13,874	(35)	(37)	1,623	4,464

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

			INVESTMENT DIVISIONS
	LORD ABBETT		MFS VIT III BLENDED
	SERIES TOTAL		RESEARCH SMALL
	RETURN	MFS VIT GROWTH	CAP EQUITY
	PORTFOLIO	SERIES	PORTFOLIO	MFS VIT III MID CAP VALUE PORTFOLIO
	2019	2019	2019	2019	2018
	(1)	(2)	(1)		(3)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$181	$0	$38	$31	$0
Net realized gain (loss) on investments	155	1,669	897	699	0
Change in net unrealized appreciation (depreciation)
on investments	28	230	(337)	(34)	66
Increase (decrease) in net assets resulting from
operations	364	1,899	598	696	66
CONTRACT TRANSACTIONS:
Purchase payments received	0	0	12	0	0
Transfers for contract benefits and terminations	(168)	(253)	(157)	(72)	0
Net transfers	6,725	7,053	5,943	(446)	2,390
Contract maintenance charges	(12)	(18)	(11)	(5)	0
Other, net	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions	6,545	6,782	5,787	(523)	2,390
Total increase (decrease) in net assets	6,909	8,681	6,385	173	2,456
NET ASSETS:
Beginning of period	0	0	0	2,456	0
End of period	$6,909	$8,681	$6,385	$2,629	$2,456
CHANGES IN UNITS OUTSTANDING:

Units issued	1,871	1,697	1,166	538	253
Units redeemed	(1,241)	(1,048)	(686)	(585)	0
Net increase (decrease)	630	649	480	(47)	253

(1)For the period March 13, 2019 to December 31, 2019.

(2)For the period January 17, 2019 to December 31, 2019.

(3)For the period December 24, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
					MFS VIT RESEARCH
	MFS VIT MID CAP GROWTH SERIES				SERIES	MFS VIT TOTAL RETURN BOND SERIES
	2019		2018		2019	2019	2018
	(1)		(2)		(3)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$0		$0	$390	$140,342	$29,640
Net realized gain (loss) on investments		228		0	9,951	(7,856)	(551)
Change in net unrealized appreciation (depreciation)
on investments		(107)		107	108	186,609	(38,366)
Increase (decrease) in net assets resulting from
operations		121		107	10,449	319,095	(9,277)
CONTRACT TRANSACTIONS:
Purchase payments received		0		0	0	9,212	0
Transfers for contract benefits and terminations		0		0	(1,585)	(186,343)	(8,984)
Net transfers		(2,441)		2,213	45,292	3,178,917	60,443
Contract maintenance charges		0		0	(111)	(971)	(442)
Other, net		0		0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		(2,441)		2,213	43,596	3,000,815	51,017
Total increase (decrease) in net assets		(2,320)		2,320	54,045	3,319,910	41,740
NET ASSETS:
Beginning of period		2,320		0	0	907,848	866,108
End of period		$0		$2,320	$54,045	$4,227,758	$907,848
CHANGES IN UNITS OUTSTANDING:

Units issued		0		199	8,798	315,066	6,206
Units redeemed		(199)		0	(5,552)	(26,014)	(1,158)
Net increase (decrease)		(199)		199	3,246	289,052	5,048

(1)For the period January 1, 2019 to January 17, 2019.

(2)For the period December 24, 2018 to December 31, 2018.

(3)For the period March 13, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

			INVESTMENT DIVISIONS
			NEUBERGER BERMAN AMT MID CAP		NEUBERGER BERMAN AMT MID CAP
	MFS VIT VALUE SERIES		GROWTH PORTFOLIO		INTRINSIC VALUE PORTFOLIO
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$10,212	$6,032	$0	$0	$455	$5,673
Net realized gain (loss) on investments	25,029	26,827	1,211	18,620	(33,231)	179,038
Change in net unrealized appreciation (depreciation)
on investments	73,394	(72,178)	2,798	(25,839)	134,311	(296,631)
Increase (decrease) in net assets resulting from
operations	108,635	(39,319)	4,009	(7,219)	101,535	(111,920)
CONTRACT TRANSACTIONS:
Purchase payments received	39,490	21,056	0	0	0	13,213
Transfers for contract benefits and terminations	(108,871)	(5,897)	(288)	(91,319)	(73,922)	(14,882)
Net transfers	40,796	43,386	(2,064)	(27,478)	(667,392)	(633,985)
Contract maintenance charges	(306)	(283)	(5)	(157)	(62)	(234)
Other, net	0	0	0	0	(9,195)	0
Increase (decrease) in net assets resulting from
contract transactions	(28,891)	58,262	(2,357)	(118,954)	(750,571)	(635,888)
Total increase (decrease) in net assets	79,744	18,943	1,652	(126,173)	(649,036)	(747,808)
NET ASSETS:
Beginning of period	356,133	337,190	12,988	139,161	713,744	1,461,552
End of period	$435,877	$356,133	$14,640	$12,988	$64,708	$713,744
CHANGES IN UNITS OUTSTANDING:

Units issued	10,448	5,705	1	92	5,180	947
Units redeemed	(12,178)	(1,198)	(88)	(5,293)	(34,953)	(24,670)
Net increase (decrease)	(1,730)	4,507	(87)	(5,201)	(29,773)	(23,723)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
				PIMCO VIT GLOBAL BOND
	NEUBERGER BERMAN AMT SUSTAINABLE			OPPORTUNITIES
		EQUITY PORTFOLIO		PORTFOLIO (UNHEDGED)	PIMCO VIT HIGH YIELD PORTFOLIO
	2019		2018	2019	2019	2018
				(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$749	$1,064	$94	$11,061	$10,873
Net realized gain (loss) on investments		10,230	(14,248)	27	1,330	(839)
Change in net unrealized appreciation (depreciation)
on investments		17,077	480	61	16,486	(14,960)
Increase (decrease) in net assets resulting from
operations		28,056	(12,704)	182	28,877	(4,926)
CONTRACT TRANSACTIONS:
Purchase payments received		0	0	0	35,098	35,095
Transfers for contract benefits and terminations		(5,920)	(88,297)	(130)	(6,188)	(31,346)
Net transfers		(1,233)	(21,518)	5,291	(19,362)	(71,786)
Contract maintenance charges		(126)	(269)	(9)	(134)	(200)
Other, net		0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		(7,279)	(110,084)	5,152	9,414	(68,237)
Total increase (decrease) in net assets		20,777	(122,788)	5,334	38,291	(73,163)
NET ASSETS:
Beginning of period		104,620	227,408	0	180,490	253,653
End of period		$125,397	$104,620	$5,334	$218,781	$180,490
CHANGES IN UNITS OUTSTANDING:

Units issued		1,766	340	1,474	2,047	1,498
Units redeemed		(2,024)	(4,160)	(974)	(1,611)	(4,333)
Net increase (decrease)		(258)	(3,820)	500	436	(2,835)

(1) For the period March 13, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

INVESTMENT DIVISIONS

	PIMCO VIT LOW DURATION PORTFOLIO		PIMCO VIT REAL RETURN PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO
	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$206,181	$115,953	$6,804	$13,688	$120,776	$92,404
Net realized gain (loss) on investments	(16,492)	(10,619)	(3,595)	(14,665)	(14,051)	29,787
Change in net unrealized appreciation (depreciation)
on investments	100,737	(83,547)	30,780	(19,173)	210,626	(142,553)
Increase (decrease) in net assets resulting from
operations	290,426	21,787	33,989	(20,150)	317,351	(20,362)
CONTRACT TRANSACTIONS:
Purchase payments received	0	0	865	0	60,944	77,185
Transfers for contract benefits and terminations	(250,635)	(125,888)	(62,828)	(9,327)	(269,198)	(78,599)
Net transfers	1,876,969	485,489	(63,747)	(600,599)	557,013	(105,258)
Contract maintenance charges	(3,021)	(2,587)	(152)	(237)	(820)	(785)
Other, net	0	0	0	0	(7,846)	0
Increase (decrease) in net assets resulting from
contract transactions	1,623,313	357,014	(125,862)	(610,163)	340,093	(107,457)
Total increase (decrease) in net assets	1,913,739	378,801	(91,873)	(630,313)	657,444	(127,819)
NET ASSETS:
Beginning of period	6,122,898	5,744,097	510,228	1,140,541	3,544,969	3,672,788
End of period	$8,036,637	$6,122,898	$418,355	$510,228	$4,202,413	$3,544,969
CHANGES IN UNITS OUTSTANDING:

Units issued	124,793	36,527	3,708	1,919	31,594	6,997
Units redeemed	(19,173)	(12,862)	(10,918)	(36,985)	(14,534)	(12,537)
Net increase (decrease)	105,620	23,665	(7,210)	(35,066)	17,060	(5,540)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
						PUTNAM VT	PUTNAM VT
	PIONEER REAL ESTATE SHARES VCT					GLOBAL ASSET	GLOBAL EQUITY
		PORTFOLIO		PUTNAM VT EQUITY INCOME FUND		ALLOCATION FUND	FUND
	2019		2018	2019	2018	2019	2019
						(1)	(2)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$1,575	$1,355	$7,598	$4,206	$0	$0
Net realized gain (loss) on investments		15,861	4,451	38,818	46,666	171	593
Change in net unrealized appreciation (depreciation)
on investments		(1,839)	(8,662)	65,168	(79,680)	313	3,131
Increase (decrease) in net assets resulting from
operations		15,597	(2,856)	111,584	(28,808)	484	3,724
CONTRACT TRANSACTIONS:
Purchase payments received		14,039	19,638	102,521	41,864	0	19,001
Transfers for contract benefits and terminations		(1,993)	(2,095)	(48,556)	(59,209)	(142)	(1,164)
Net transfers		(5,984)	0	27,549	(65,972)	4,808	11,367
Contract maintenance charges		(44)	(38)	(247)	(293)	(10)	(49)
Other, net		0	0	(4,985)	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		6,018	17,505	76,282	(83,610)	4,656	29,155
Total increase (decrease) in net assets		21,615	14,649	187,866	(112,418)	5,140	32,879
NET ASSETS:
Beginning of period		49,208	34,559	341,020	453,438	0	0
End of period		$70,823	$49,208	$528,886	$341,020	$5,140	$32,879
CHANGES IN UNITS OUTSTANDING:

Units issued		2,283	1,941	3,918	2,900	1,042	4,192
Units redeemed		(1,674)	(218)	(1,986)	(5,178)	(648)	(1,725)
Net increase (decrease)		609	1,723	1,932	(2,278)	394	2,467

(1)For the period April 8, 2019 to December 31, 2019.

(2)For the period March 13, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

			INVESTMENT DIVISIONS
	PUTNAM VT
	GROWTH
	OPPORTUNITIES
	FUND	PUTNAM VT HIGH YIELD FUND		PUTNAM VT INCOME FUND
	2019	2019	2018	2019	2018
	(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$0	$35,789	$49,683	$19,807	$3,371
Net realized gain (loss) on investments	145	(11,931)	(7,716)	5,206	(43)
Change in net unrealized appreciation (depreciation)
on investments	507	61,645	(67,997)	36,995	(2,153)
Increase (decrease) in net assets resulting from
operations	652	85,503	(26,030)	62,008	1,175
CONTRACT TRANSACTIONS:
Purchase payments received	3,553	9,784	24,713	229,331	58,232
Transfers for contract benefits and terminations	(307)	(87,706)	(9,975)	(19,020)	(4,927)
Net transfers	2,238	(127,105)	(97,536)	230,626	58,846
Contract maintenance charges	(54)	(286)	(365)	(86)	(22)
Other, net	0	(4,032)	0	0	0
Increase (decrease) in net assets resulting from
contract transactions	5,430	(209,345)	(83,163)	440,851	112,129
Total increase (decrease) in net assets	6,082	(123,842)	(109,193)	502,859	113,304
NET ASSETS:
Beginning of period	0	721,658	830,851	135,090	21,786
End of period	$6,082	$597,816	$721,658	$637,949	$135,090
CHANGES IN UNITS OUTSTANDING:

Units issued	483	830	2,334	47,871	11,145
Units redeemed	(167)	(9,701)	(5,859)	(6,959)	(495)
Net increase (decrease)	316	(8,871)	(3,525)	40,912	10,650

(1) For the period June 5, 2019 to December 31, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
	PUTNAM VT INTERNATIONAL GROWTH
		FUND		PUTNAM VT SMALL CAP VALUE FUND		PUTNAM VT SUSTAINABLE FUTURE FUND
	2019		2018	2019	2018	2019	2018
	(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$0	$27	$26	$586	$868	$981
Net realized gain (loss) on investments		(3,873)	1,735	(33,381)	25,063	23,233	8,277
Change in net unrealized appreciation (depreciation)
on investments		11,607	(13,064)	42,499	(44,547)	3,659	(10,440)
Increase (decrease) in net assets resulting from
operations		7,734	(11,302)	9,144	(18,898)	27,760	(1,182)
CONTRACT TRANSACTIONS:
Purchase payments received		0	0	0	0	23,448	24,655
Transfers for contract benefits and terminations		(576)	(620)	(22,076)	(1,057)	(2,134)	(2,369)
Net transfers		(51,941)	46,043	(63,704)	5,881	2,810	(47,616)
Contract maintenance charges		(13)	(15)	(7)	(36)	(36)	(49)
Other, net		0	0	0	0	0	0
Increase (decrease) in net assets resulting from
contract transactions		(52,530)	45,408	(85,787)	4,788	24,088	(25,379)
Total increase (decrease) in net assets		(44,796)	34,106	(76,643)	(14,110)	51,848	(26,561)
NET ASSETS:
Beginning of period		44,796	10,690	78,435	92,545	87,947	114,508
End of period		$0	$44,796	$1,792	$78,435	$139,795	$87,947
CHANGES IN UNITS OUTSTANDING:

Units issued		4	1,854	140	995	810	809
Units redeemed		(2,269)	(30)	(7,548)	(600)	(241)	(1,435)
Net increase (decrease)		(2,265)	1,824	(7,408)	395	569	(626)

(1) For the period January 1, 2019 to November 5, 2019.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

		INVESTMENT DIVISIONS
	ROYCE CAPITAL
	FUND - MICRO-CAP	ROYCE CAPITAL FUND - SMALL-CAP		T. ROWE PRICE BLUE CHIP GROWTH
	PORTFOLIO	PORTFOLIO		PORTFOLIO II
	2018	2019	2018	2019	2018
	(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)	$0	$652	$3,483	$0	$0
Net realized gain (loss) on investments	150	(132,075)	10,465	168,416	71,669
Change in net unrealized appreciation (depreciation)
on investments	(119)	272,278	(109,921)	317,302	(104,966)
Increase (decrease) in net assets resulting from
operations	31	140,855	(95,973)	485,718	(33,297)
CONTRACT TRANSACTIONS:
Purchase payments received	0	0	28,155	41,731	27,462
Transfers for contract benefits and terminations	(21)	(5,512)	(18,733)	(32,925)	(25,599)
Net transfers	(1,777)	(950,696)	0	52,291	593,526
Contract maintenance charges	0	(91)	(252)	(563)	(536)
Other, net	0	(29,880)	0	0	0
Increase (decrease) in net assets resulting from
contract transactions	(1,798)	(986,179)	9,170	60,534	594,853
Total increase (decrease) in net assets	(1,767)	(845,324)	(86,803)	546,252	561,556
NET ASSETS:
Beginning of period	1,767	1,007,690	1,094,493	1,586,586	1,025,030
End of period	$0	$162,366	$1,007,690	$2,132,838	$1,586,586
CHANGES IN UNITS OUTSTANDING:

Units issued	0	42	1,406	25,706	41,740
Units redeemed	(120)	(48,023)	(1,064)	(21,592)	(4,029)
Net increase (decrease)	(120)	(47,981)	342	4,114	37,711

(1) For the period January 1, 2018 to May 23, 2018.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2019 AND 2018

				INVESTMENT DIVISIONS
						VICTORY RS SMALL CAP GROWTH EQUITY
	VAN ECK VIP EMERGING MARKETS FUND			VAN ECK VIP GLOBAL HARD ASSETS FUND			VIP
	2019		2018	2019	2018	2019		2018
								(1)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)		$238	$153	$0	$0	$0		$0
Net realized gain (loss) on investments		1,261	780	(7,843)	(3,821)	4,955		0
Change in net unrealized appreciation (depreciation)
on investments		12,579	(15,003)	105,758	(268,190)	(1,822)		417
Increase (decrease) in net assets resulting from
operations		14,078	(14,070)	97,915	(272,011)	3,133		417
CONTRACT TRANSACTIONS:
Purchase payments received		2,500	2,499	13,020	13,119	0		0
Transfers for contract benefits and terminations		(1,054)	(1,089)	(10,485)	(11,112)	(358)		0
Net transfers		0	8	132,763	128,905	1,851		5,842
Contract maintenance charges		(7)	(8)	(229)	(239)	(25)		0
Other, net		0	0	0	0	0		0
Increase (decrease) in net assets resulting from
contract transactions		1,439	1,410	135,069	130,673	1,468		5,842
Total increase (decrease) in net assets		15,517	(12,660)	232,984	(141,338)	4,601		6,259
NET ASSETS:
Beginning of period		45,587	58,247	779,498	920,836	6,259		0
End of period		$61,104	$45,587	$1,012,482	$779,498	$10,860		$6,259
CHANGES IN UNITS OUTSTANDING:

Units issued		55	100	3,813	3,593	1,776		719
Units redeemed		(25)	(75)	(686)	(629)	(1,596)		0
Net increase (decrease)		30	25	3,127	2,964	180		719

(1) For the period December 24, 2018 to December 31, 2018.

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2019

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The COLI VUL-2 Series Account (the Series Account), a variable life separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. It is a funding vehicle for variable life insurance policies. The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 "Financial Services – Investment Companies" (ASC Topic 946). The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account's investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity's own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2019, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, Net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

2.PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2019 were as follows:

Investment Division	Purchases	Sales
Alger Small Cap Growth Portfolio	$51,379	$72,588
American Century Investments VP Capital Appreciation Fund	157,436	12,675
American Century Investments VP Income & Growth Fund	-	22
American Century Investments VP Inflation Protection Fund	111,354	42,258
American Century Investments VP International Fund	4,228	7,079
American Century Investments VP Mid Cap Value Fund	38,979	4,781
American Century Investments VP Ultra Fund	801,075	806,521
American Century Investments VP Value Fund	323,215	131,474

Investment Division	Purchases	Sales
American Funds IS Global Small Capitalization Fund	$66,995	$49,142
American Funds IS Growth Fund	1,380,955	623,952
American Funds IS International Fund	221,328	1,369,022
American Funds IS New World Fund	164,033	434,652
Blackrock Global Allocation VI Fund	15,705	33,029
BNY Mellon Stock Index Fund, Inc.	3,260,308	3,303,805
BNY Mellon VIF International Equity Portfolio	10,182	35,630
Clearbridge Variable Mid Cap Portfolio	81,609	28,427
Clearbridge Variable Small Cap Growth Portfolio	186,112	35,375
Columbia Variable Portfolio - Small Cap Value Fund	88,023	8,706
Davis Financial Portfolio	19,390	10,059
Davis Value Portfolio	7,858	2,047
Delaware VIP International Value Equity Series	62,164	25,384
Delaware VIP Small Cap Value Series	108,509	4,671
DWS CROCI® U.S. VIP	193,108	234,703
DWS High Income VIP	49,117	1,280
DWS Small Cap Index VIP	1,038,390	484,367
DWS Small Mid Cap Value VIP	225,776	199,300
Federated Kaufmann Fund II	95,234	68,174
Fidelity VIP Contrafund Portfolio	755,533	2,271,053
Fidelity VIP Growth Portfolio	218,570	61,541
Fidelity VIP Investment Grade Bond Portfolio	85,357	15,444
Fidelity VIP Mid Cap Portfolio	531,027	709,548
Goldman Sachs VIT Mid Cap Value Fund	54,004	14,268
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio	14,496	9,170
Great-West Aggressive Profile Fund	240,474	884,938
Great-West Ariel Mid Cap Value Fund	99,173	60,905
Great-West Bond Index Fund	357,329	107,601
Great-West Conservative Profile Fund	1,082,688	825,778
Great-West Core Bond Fund	125,582	137,403
Great-West Emerging Markets Equity Fund	5,043	4,995
Great-West Global Bond Fund	554,909	2,682,519
Great-West Government Money Market Fund	11,823,794	6,308,817
Great-West International Index Fund	6,100	62,193
Great-West International Value Fund	666,421	1,522,229
Great-West Large Cap Growth Fund	18,161	256,189
Great-West T. Rowe Price Equity Income Fund	383,326	2,240,328
Great-West Large Cap Value Fund Investor II Class	2,597,355	242,195
Great-West Lifetime 2015 Fund	923,890	1,280,061
Great-West Lifetime 2020 Fund	115,073	107,634
Great-West Lifetime 2025 Fund	2,589,830	953,575
Great-West Lifetime 2030 Fund	498,718	206,585
Great-West Lifetime 2035 Fund	657,865	1,066,306
Great-West Lifetime 2040 Fund	234,925	123,111
Great-West Lifetime 2045 Fund	633,413	520,353
Great-West Lifetime 2050 Fund	127,639	172,301
Great-West Lifetime 2055 Fund	331,638	41,109
Great-West Loomis Sayles Small Cap Value Fund	78,407	37,759
Great-West Mid Cap Value Fund	41,543	58,685
Great-West Moderate Profile Fund	79,200	68,497
Great-West Moderately Aggressive Profile Fund	41,148	14,702
Great-West Moderately Conservative Profile Fund	51,373	11,339

Investment Division	Purchases	Sales
Great-West Multi-Sector Bond Fund	$136,815	$131,243
Great-West Real Estate Index Fund	121,519	78,778
Great-West S&P Mid Cap 400® Index Fund	507,681	567,888
Great-West S&P Small Cap 600® Index Fund	41,521	17,685
Great-West Short Duration Bond Fund	523,758	481,497
Great-West T. Rowe Price Mid Cap Growth Fund	726,501	1,972,311
Great-West U.S. Government Securities Fund	325,276	146,921
Invesco Oppenheimer V.I. Main Street Small Cap Fund	238,853	752,339
Invesco V.I. Core Equity Fund	2,617	2,691
Invesco V.I. Global Real Estate Fund	114,828	587,469
Invesco V.I. Health Care Fund	4,498	39,712
Invesco V.I. International Growth Fund	530,042	416,500
Invesco V.I. Mid Cap Core Equity Fund	40,347	12,359
Invesco V.I. Technology Fund	12,096	78,886
Janus Henderson VIT Balanced Portfolio	1,108,790	1,003,990
Janus Henderson VIT Enterprise Portfolio	573,994	4,039
Janus Henderson VIT Flexible Bond Portfolio	1,488,429	1,558,220
Janus Henderson VIT Forty Portfolio	1,262,108	1,490,763
Janus Henderson VIT Global Research Portfolio	171,865	341,671
Janus Henderson VIT Global Technology Portfolio	675,789	208,080
Janus Henderson VIT Overseas Portfolio	1,057	983
Lord Abbett Series Developing Growth Portfolio	36,585	1,874
Lord Abbett Series Total Return Portfolio	20,022	13,296
MFS VIT Growth Series	20,442	12,971
MFS VIT III Blended Research Small Cap Equity Portfolio	15,170	8,506
MFS VIT III Mid Cap Value Portfolio	6,407	6,692
MFS VIT Mid Cap Growth Series	-	2,441
MFS VIT Research Series	134,426	85,350
MFS VIT Total Return Bond Series	3,406,604	265,447
MFS VIT Value Series	165,049	162,236
Neuberger Berman AMT Mid Cap Growth Portfolio	983	2,358
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio	137,553	880,270
Neuberger Berman AMT Sustainable Equity Portfolio	78,416	69,395
Pimco VIT Global Bond Opportunities Portfolio (Unhedged)	15,405	10,159
Pimco VIT High Yield Portfolio	58,921	38,446
Pimco VIT Low Duration Portfolio	2,095,533	266,039
Pimco VIT Real Return Portfolio	67,295	186,353
Pimco VIT Total Return Portfolio	747,717	286,848
Pioneer Real Estate Shares VCT Portfolio	47,006	18,641
Putnam VT Equity Income Fund	178,791	66,133
Putnam VT Global Asset Allocation Fund	12,762	8,106
Putnam VT Global Equity Fund	50,571	20,657
Putnam VT Growth Opportunities Fund	8,012	2,582
Putnam VT High Yield Fund	52,282	225,838
Putnam VT Income Fund	531,173	66,156
Putnam VT International Growth Fund	4,354	52,530
Putnam VT Small Cap Value Fund	1,695	87,166
Putnam VT Sustainable Future Fund	56,637	8,578
Royce Capital Fund - Small-Cap Portfolio	19,458	986,179
T. Rowe Price Blue Chip Growth Portfolio II	481,250	365,302
Van Eck VIP Emerging Markets Fund	3,787	928
Van Eck VIP Global Hard Assets Fund	156,708	21,639
Victory RS Small Cap Growth Equity VIP	21,911	18,196

3.EXPENSES AND RELATED PARTY TRANSACTIONS Cost of Insurance

The Company deducts from each participant's account an amount to pay for the insurance provided on each life. This charge varies based on individual characteristics of the policy holder and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Partial Surrenders

The Company deducts from each participant's account a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Change of Death Benefit Option Fee

The Company deducts from each participant's account a maximum fee of $100 for each change of death benefit option. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Transfer Fees

The Company deducts from each participant's account a fee of $10 for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Service Charge

The Company deducts from each participant's account an amount equal to a maximum of $10 per month. This charge compensates the Company for certain administrative costs and is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from each participant's account equal to an annual rate that will not exceed 0.90% annually. Currently, the charge is 0.28% for Policy Years 1 through 20 and 0.10% thereafter. These charges compensate the Company for its assumption of certain mortality, death benefit and expense risks. These charges are recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

Expense Charges Applied to Premium

The Company deducts a maximum charge of 10% from each premium payment received. A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the policies. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Supplemental Benefit Charges

The Company deducts from each participant's account an amount to pay for certain riders selected by the policy holder. This charge varies based on individual characteristics of the policy holder when the rider is added to the policy and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.SUBSEQUENT EVENTS

Since December 31, 2019, the outbreak of the novel strain of coronavirus, specifically identified as "COVID- 19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Series Account in future periods.

5.FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS			At December 31		For the year or period ended December 31
	Units				Investment
INVESTMENT DIVISIONS	(000s)		Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
ALGER SMALL CAP GROWTH PORTFOLIO
2019	3		$214.15	$536	0.00%	0.00%	29.34%
2018	3		$165.57	$455	0.00%	0.00%	1.44%
2017	3		$163.24	$428	0.00%	0.00%	28.73%
2016	3		$126.82	$339	0.00%	0.00%	6.24%
2015	3		$119.36	$327	0.00%	0.00%	(3.32) %
AMERICAN CENTURY INVESTMENTS VP CAPITAL APPRECIATION FUND
2019	19		$17.96	$347	0.00%	0.00%	35.56%
2018	13		$13.24	$174	0.00%	0.00%	(5.20) %
2017	6		$13.97	$89	0.00%	0.00%	21.79%
2016	10		$11.47	$119	0.00%	0.00%	3.23%
2015	11		$11.11	$120	0.00%	0.00%	1.93%
AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND
(Effective date 05/01/2015)
2019	68		$11.03	$754	2.34%	0.00%	8.90%
2018	64		$10.13	$644	2.92%	0.00%	(2.82) %
2017	56		$10.42	$582	2.73%	0.00%	3.67%
2016	43		$10.05	$433	0.72%	0.00%	4.39%
AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND
2019	4		$15.73	$59	0.89%	0.00%	28.42%
2018	4		$12.25	$52	1.24%	0.00%	(15.22) %
2017	4		$14.45	$55	0.94%	0.00%	31.20%
2016	5		$11.01	$50	0.98%	0.00%	(5.49) %
2015	4		$11.65	$48	0.77%	0.00%	0.75%
AMERICAN CENTURY INVESTMENTS VP MID CAP VALUE FUND
(Effective date 04/28/2017)
2019	3		$12.18	$37	1.58%	0.00%	29.15%
AMERICAN CENTURY INVESTMENTS VP VALUE FUND
2019	24		$50.64	$1,202	2.12%	0.00%	27.03%
2018	21		$39.86	$844	1.70%	0.00%	(9.15) %
2017	18		$43.87	$782	1.74%	0.00%	8.75%
2016	13		$40.35	$511	1.74%	0.00%	20.48%
2015	3		$33.49	$108	1.64%	0.00%	(3.88) %
AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND
2019	9		$18.85	$177	0.18%	0.00%	31.52%
2018	9		$14.33	$126	0.09%	0.00%	(10.55) %
2017	0	*	$16.03	$4	0.15%	0.00%	25.90%
2016	3		$12.73	$42	0.21%	0.00%	2.09%
2015	6		$12.47	$78	0.00%	0.00%	0.27%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS			At December 31		For the year or period ended December 31
	Units				Investment
INVESTMENT DIVISIONS	(000s)		Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
AMERICAN FUNDS IS GROWTH FUND
2019	114		$31.96	$3,640	0.83%	0.00%	30.77%
2018	98		$24.44	$2,394	0.44%	0.00%	(0.25) %
2017	93		$24.50	$2,269	0.48%	0.00%	28.29%
2016	106		$19.10	$2,017	0.71%	0.00%	9.49%
2015	121		$17.44	$2,105	0.62%	0.00%	6.85%
AMERICAN FUNDS IS INTERNATIONAL FUND
2019	33		$15.41	$501	1.06%	0.00%	22.89%
2018	117		$12.54	$1,469	1.68%	0.00%	(13.14) %
2017	124		$14.44	$1,790	1.26%	0.00%	32.15%
2016	135		$10.93	$1,475	1.47%	0.00%	3.53%
2015	130		$10.55	$1,370	1.48%	0.00%	(4.53) %
AMERICAN FUNDS IS NEW WORLD FUND
2019	64		$25.34	$1,633	0.94%	0.00%	29.14%
2018	80		$19.62	$1,568	0.86%	0.00%	(14.04) %
2017	80		$22.83	$1,823	0.95%	0.00%	29.45%
2016	76		$17.64	$1,336	0.81%	0.00%	5.26%
2015	72		$16.76	$1,210	0.64%	0.00%	(3.14) %
BLACKROCK GLOBAL ALLOCATION VI FUND
(Effective date 04/29/2016)
2019	0	*	$12.88	$5	1.11%	0.00%	17.99%
2018	2		$10.91	$21	0.99%	0.00%	(7.34) %
BNY MELLON STOCK INDEX FUND, INC.
2019	988		$30.92	$30,559	1.72%	0.00%	31.18%
2018	1,060		$23.57	$24,987	1.67%	0.00%	(4.64) %
2017	1,048		$24.72	$25,895	1.72%	0.00%	21.54%
2016	1,044		$20.34	$21,227	2.02%	0.00%	11.71%
2015	1,089		$18.20	$19,827	1.84%	0.00%	1.11%
BNY MELLON VIF INTERNATIONAL EQUITY PORTFOLIO
2019	1		$24.16	$30	1.09%	0.00%	20.06%
2018	3		$20.12	$52	1.05%	0.00%	(15.72) %
2017	1		$23.89	$13	1.67%	0.00%	27.33%
2016	5		$18.75	$85	0.94%	0.00%	(5.54) %
2015	5		$19.85	$102	3.27%	0.00%	1.37%
CLEARBRIDGE VARIABLE MID CAP PORTFOLIO
(Effective date 04/29/2016)
2019	8		$14.58	$121	0.85%	0.00%	32.95%
2018	4		$10.96	$48	0.65%	0.00%	(12.52) %
2017	1		$12.54	$14	0.43%	0.00%	12.80%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS			At December 31			For the year or period ended December 31
	Units					Investment
INVESTMENT DIVISIONS	(000s)		Unit Fair Value	Net Assets (000s)		Income Ratio	Expense Ratio	Total Return
CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO
(Effective date 04/29/2016)
2019	11		$18.48	$211		0.00%	0.00%	26.87%
2018	4		$14.56	$53		0.00%	0.00%	3.44%
2017	4		$14.08	$49		0.00%	0.00%	24.27%
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND
2019	4		$32.79	$141		0.64%	0.00%	21.34%
2018	2		$27.02	$56		0.41%	0.00%	(18.01) %
2017	2		$32.96	$68		0.63%	0.00%	14.31%
2016	4		$28.83	$120		0.72%	0.00%	33.05%
2015	10		$21.67	$206		0.86%	0.00%	(6.12) %
DAVIS FINANCIAL PORTFOLIO
2019	2		$27.54	$58		1.57%	0.00%	25.86%
2018	2		$21.88	$41		1.35%	0.00%	(10.67) %
2017	2		$24.50	$41		1.05%	0.00%	21.42%
2016	0	*	$20.18	$6		0.85%	0.00%	14.25%
2015	0	*	$17.66	$7		0.74%	0.00%	2.00%
DAVIS VALUE PORTFOLIO
2019	4		$28.59	$127		1.65%	0.00%	31.16%
2018	5		$21.80	$98		0.87%	0.00%	(13.60) %
2017	5		$25.23	$116		0.62%	0.00%	22.63%
2016	16		$20.57	$338		1.21%	0.00%	11.88%
2015	19		$18.39	$348		0.77%	0.00%	1.60%
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
(Effective date 04/29/2016)
2019	3		$12.52	$40		0.01%	0.00%	19.31%
2018	0	*	$11.14	$0	*	0.00%	0.00%	(17.64) %
DELAWARE VIP SMALL CAP VALUE SERIES
2019	9		$15.17	$142		0.90%	0.00%	27.72%
2018	3		$11.88	$32		0.61%	0.00%	(16.95) %
2017	4		$14.30	$52		0.53%	0.00%	11.76%
2016	1		$12.79	$14		0.73%	0.00%	31.07%
2015	0	*	$9.77	$5		0.00%	0.00%	(6.46) %
DWS CROCI® U.S. VIP
2019	15		$19.19	$285		1.97%	0.00%	32.95%
2018	19		$14.44	$281		2.62%	0.00%	(10.50) %
2017	19		$16.13	$309		1.41%	0.00%	22.88%
2016	24		$13.13	$311		1.10%	0.00%	(4.38) %
2015	15		$13.73	$204		1.26%	0.00%	(6.87) %

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS		At December 31		For the year or period ended December 31
	Units			Investment
INVESTMENT DIVISIONS	(000s)	Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
DWS HIGH INCOME VIP
2019	6	$20.72	$119	6.03%	0.00%	15.69%
2018	4	$17.91	$65	8.15%	0.00%	(2.52) %
2017	3	$18.37	$55	6.64%	0.00%	7.50%
2016	3	$17.09	$46	5.09%	0.00%	12.87%
2015	1	$15.14	$22	4.92%	0.00%	(4.44) %
DWS SMALL CAP INDEX VIP
2019	268	$27.20	$7,280	1.06%	0.00%	25.22%
2018	272	$21.72	$5,913	0.95%	0.00%	(11.23) %
2017	268	$24.47	$6,559	0.72%	0.00%	14.33%
2016	144	$21.40	$3,089	1.07%	0.00%	21.03%
2015	151	$17.68	$2,673	0.98%	0.00%	(4.60) %
DWS SMALL MID CAP VALUE VIP
2019	65	$27.01	$1,768	0.72%	0.00%	21.51%
2018	70	$22.23	$1,556	1.37%	0.00%	(16.01) %
2017	64	$26.47	$1,695	0.73%	0.00%	10.52%
2016	64	$23.95	$1,544	0.60%	0.00%	16.89%
2015	81	$20.49	$1,666	0.29%	0.00%	(1.91) %
FEDERATED KAUFMANN FUND II
2019	6	$35.66	$207	0.00%	0.00%	33.82%
2018	5	$26.65	$144	0.00%	0.00%	3.84%
2017	5	$25.66	$136	0.00%	0.00%	28.33%
2016	3	$20.00	$65	0.00%	0.00%	3.66%
2015	2	$19.29	$38	0.00%	0.00%	6.37%
FIDELITY VIP CONTRAFUND PORTFOLIO
2019	31	$43.03	$1,336	0.23%	0.00%	31.28%
2018	81	$32.78	$2,660	0.44%	0.00%	(6.64) %
2017	82	$35.11	$2,872	0.81%	0.00%	21.59%
2016	81	$28.87	$2,336	0.62%	0.00%	7.73%
2015	85	$26.80	$2,268	0.73%	0.00%	0.42%
FIDELITY VIP GROWTH PORTFOLIO
2019	36	$31.07	$1,109	0.05%	0.00%	33.98%
2018	32	$23.19	$739	0.03%	0.00%	(0.43) %
2017	34	$23.29	$791	0.10%	0.00%	34.82%
2016	55	$17.27	$952	0.00%	0.00%	0.55%
2015	51	$17.18	$883	0.03%	0.00%	6.90%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2019	16	$23.57	$370	2.54%	0.00%	9.40%
2018	13	$21.54	$280	2.33%	0.00%	(0.79) %
2017	23	$21.71	$496	1.93%	0.00%	3.99%
2016	38	$20.88	$793	2.27%	0.00%	4.48%
2015	32	$19.99	$644	2.05%	0.00%	(0.85) %

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS			At December 31		For the year or period ended December 31
	Units				Investment
INVESTMENT DIVISIONS	(000s)		Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
FIDELITY VIP MID CAP PORTFOLIO
2019	13		$57.85	$759	0.56%	0.00%	23.17%
2018	19		$46.96	$885	0.42%	0.00%	(14.77) %
2017	17		$55.10	$952	0.50%	0.00%	20.54%
2016	21		$45.71	$965	0.33%	0.00%	11.92%
2015	22		$40.85	$903	0.25%	0.00%	(1.63) %
GOLDMAN SACHS VIT MID CAP VALUE FUND
(Effective date 05/01/2013)
2019	6		$18.04	$103	0.78%	0.00%	31.52%
2018	3		$13.71	$45	1.57%	0.00%	(10.46) %
2017	1		$15.32	$21	0.97%	0.00%	11.07%
2016	1		$13.79	$10	1.28%	0.00%	13.53%
GOLDMAN SACHS VIT MULTI-STRATEGY ALTERNATIVES PORTFOLIO
(Effective date 04/29/2016)
2019	1		$10.87	$5	2.67%	0.00%	8.82%
GREAT-WEST AGGRESSIVE PROFILE FUND
(Effective date 04/28/2017)
2019	44		$12.74	$566	1.29%	0.00%	26.10%
2018	107		$10.11	$1,084	2.98%	0.00%	(10.41) %
2017	59		$11.28	$666	2.00%	0.00%	12.80%
GREAT-WEST ARIEL MID CAP VALUE FUND
2019	5		$55.64	$262	1.32%	0.00%	24.32%
2018	4		$44.76	$197	0.69%	0.00%	(14.40) %
2017	8		$52.29	$398	2.07%	0.00%	15.01%
2016	13		$45.47	$596	1.42%	0.00%	13.05%
2015	16		$40.22	$643	1.06%	0.00%	(6.10) %
GREAT-WEST BOND INDEX FUND
2019	155		$15.37	$2,378	1.08%	0.00%	8.09%
2018	139		$14.22	$1,976	1.33%	0.00%	(0.41) %
2017	145		$14.28	$2,070	1.04%	0.00%	3.05%
2016	142		$13.86	$1,963	0.96%	0.00%	1.94%
2015	133		$13.59	$1,814	1.61%	0.00%	0.24%
GREAT-WEST CONSERVATIVE PROFILE FUND
(Effective date 04/28/2017)
2019	97		$11.26	$1,087	1.72%	0.00%	11.54%
2018	78		$10.10	$792	8.65%	0.00%	(3.15) %
2017	9		$10.42	$96	1.81%	0.00%	4.24%
GREAT-WEST CORE BOND FUND
2019	162		$15.71	$2,541	2.43%	0.00%	9.19%
2018	166		$14.39	$2,394	2.39%	0.00%	(1.21) %
2017	163		$14.57	$2,376	1.95%	0.00%	3.89%
2016	168		$14.02	$2,349	3.06%	0.00%	4.70%
2015	0	*	$13.40	$6	3.65%	0.00%	(1.17) %

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS		At December 31		For the year or period ended December 31
	Units			Investment
INVESTMENT DIVISIONS	(000s)	Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
GREAT-WEST EMERGING MARKETS EQUITY FUND
(Effective date 04/30/2018)
2019	0	*	$
2018	0	*	$
GREAT-WEST GLOBAL BOND FUND
2019	182		$
2018	336		$
2017	352		$
2016	304		$
2015	307		$
GREAT-WEST GOVERNMENT MONEY MARKET FUND
2019	1,054		$
2018	656		$
2017	829		$
2016	1,015		$
2015	830		$
GREAT-WEST INTERNATIONAL INDEX FUND
2019	0	*	$
2018	5		$
2017	4		$
2016	0	*	$
2015	1		$
GREAT-WEST INTERNATIONAL VALUE FUND
2019	363		$
2018	436		$
2017	308		$
2016	328		$
2015	480		$
GREAT-WEST LARGE CAP GROWTH FUND
2019	0	*	$
2018	7		$
2017	7		$
2016	7		$
2015	6		$
GREAT-WEST LARGE CAP VALUE FUND INVESTOR II CLASS
(Effective date 10/25/2019)
2019	228		$
GREAT-WEST LIFETIME 2015 FUND
(Effective date 04/21/2016)
2019	108		$
2018	149		$
2017	62		$
2016	22		$
10.03	$3	0.98%	0.00%	21.67%
8.24	$2	0.82%	0.00%	(17.55) %
14.78	$2,696	3.22%	0.00%	4.07%
14.20	$4,773	2.55%	0.00%	(0.27) %
14.24	$5,014	1.77%	0.00%	1.95%
13.97	$4,248	1.33%	0.00%	2.98%
13.57	$4,170	4.13%	0.00%	(4.19) %
13.48	$14,207	1.72%	0.00%	1.76%
13.25	$8,692	1.37%	0.00%	1.39%
13.07	$10,837	0.38%	0.00%	0.41%
13.01	$13,203	0.00%	0.00%	0.00%
13.01	$10,807	0.00%	0.00%	0.00%
13.54	$1	0.50%	0.00%	21.25%
11.15	$54	2.16%	0.00%	(13.84) %
12.94	$49	2.03%	0.00%	24.62%
10.39	$4	0.34%	0.00%	0.66%
10.32	$15	1.22%	0.00%	(1.08) %
14.18	$5,149	1.25%	0.00%	22.07%
11.62	$5,064	1.55%	0.00%	(15.58) %
13.76	$4,235	1.03%	0.00%	26.46%
10.88	$3,567	0.57%	0.00%	3.88%
10.48	$5,028	0.87%	0.00%	6.45%
42.94	$19	0.09%	0.00%	36.21%
31.53	$207	0.25%	0.00%	0.05%
31.51	$224	0.78%	0.00%	30.05%
24.23	$158	0.17%	0.00%	1.01%
23.99	$136	0.21%	0.00%	6.41%
10.69	$2,436	0.60%	0.00%	6.91%
12.76	$1,381	1.35%	0.00%	15.17%
11.08	$1,647	2.48%	0.00%	(4.41) %
11.59	$724	1.90%	0.00%	11.12%
10.43	$227	2.01%	0.00%	4.29%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS		At December 31		For the year or period ended December 31
	Units			Investment
INVESTMENT DIVISIONS	(000s)	Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
GREAT-WEST LIFETIME 2020 FUND
(Effective date 04/29/2016)
2019	38	$13.05	$492	1.84%	0.00%	16.44%
2018	40	$11.20	$444	2.91%	0.00%	(4.95) %
2017	6	$11.79	$69	4.04%	0.00%	12.44%
GREAT-WEST LIFETIME 2025 FUND
(Effective date 04/21/2016)
2019	305	$13.34	$4,074	1.60%	0.00%	18.01%
2018	191	$11.30	$2,159	2.12%	0.00%	(5.74) %
2017	151	$11.99	$1,806	2.00%	0.00%	14.14%
2016	86	$10.51	$901	2.20%	0.00%	5.06%
GREAT-WEST LIFETIME 2030 FUND
(Effective date 04/29/2016)
2019	119	$13.80	$1,637	2.07%	0.00%	20.01%
2018	105	$11.50	$1,211	2.91%	0.00%	(6.73) %
2017	66	$12.33	$820	4.73%	0.00%	16.17%
2016	9	$10.61	$93	1.18%	0.00%	6.11%
GREAT-WEST LIFETIME 2035 FUND
(Effective date 04/21/2016)
2019	89	$14.12	$1,250	1.50%	0.00%	22.17%
2018	134	$11.55	$1,549	2.30%	0.00%	(7.86) %
2017	44	$12.54	$552	2.16%	0.00%	18.36%
2016	23	$10.60	$249	2.11%	0.00%	5.96%
GREAT-WEST LIFETIME 2040 FUND
(Effective date 04/29/2016)
2019	53	$14.46	$771	1.95%	0.00%	23.82%
2018	50	$11.68	$580	2.75%	0.00%	(8.75) %
2017	37	$12.80	$477	5.96%	0.00%	19.53%
2016	8	$10.71	$88	2.39%	0.00%	7.09%
GREAT-WEST LIFETIME 2045 FUND
(Effective date 04/21/2016)
2019	47	$14.45	$675	1.58%	0.00%	24.59%
2018	42	$11.60	$486	1.88%	0.00%	(9.36) %
2017	26	$12.80	$337	2.03%	0.00%	20.43%
2016	13	$10.63	$138	1.82%	0.00%	6.29%
GREAT-WEST LIFETIME 2050 FUND
(Effective date 04/29/2016)
2019	15	$14.59	$213	1.53%	0.00%	24.82%
2018	20	$11.69	$228	2.77%	0.00%	(9.53) %
2017	15	$12.92	$196	3.54%	0.00%	20.59%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS			At December 31		For the year or period ended December 31
	Units				Investment
INVESTMENT DIVISIONS	(000s)		Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
GREAT-WEST LIFETIME 2055 FUND
(Effective date 04/21/2016)
2019	34		$14.44	$485	2.24%	0.00%	24.69%
2018	15		$11.58	$173	1.61%	0.00%	(9.74) %
2017	11		$12.83	$143	1.82%	0.00%	20.80%
2016	5		$10.62	$56	1.71%	0.00%	6.21%
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
2019	22		$43.76	$980	0.00%	0.00%	24.67%
2018	22		$35.10	$756	0.00%	0.00%	(16.20) %
2017	20		$41.89	$831	0.08%	0.00%	9.74%
2016	19		$38.17	$735	0.08%	0.00%	25.83%
2015	17		$30.34	$525	0.23%	0.00%	(3.47) %
GREAT-WEST MID CAP VALUE FUND
(Effective date 05/01/2015)
2019	6		$13.96	$79	0.17%	0.00%	20.49%
2018	7		$11.58	$81	4.81%	0.00%	(12.31) %
2017	4		$13.21	$50	13.64%	0.00%	16.99%
2016	0	*	$11.24	$1	1.56%	0.00%	20.29%
GREAT-WEST MODERATE PROFILE FUND
(Effective date 04/28/2017)
2019	26		$11.89	$311	2.04%	0.00%	17.52%
2018	28		$10.12	$283	3.33%	0.00%	(6.29) %
2017	6		$10.80	$67	1.51%	0.00%	7.96%
GREAT-WEST MODERATELY AGGRESSIVE PROFILE FUND
(Effective date 04/28/2017)
2019	9		$12.17	$109	1.69%	0.00%	20.35%
2018	8		$10.11	$77	3.06%	0.00%	(7.63) %
2017	2		$10.95	$20	1.15%	0.00%	9.49%
GREAT-WEST MODERATELY CONSERVATIVE PROFILE FUND
(Effective date 04/28/2017)
2019	12		$11.57	$133	1.97%	0.00%	14.45%
2018	9		$10.10	$87	2.97%	0.00%	(4.72) %
2017	5		$10.61	$54	1.43%	0.00%	6.06%
GREAT-WEST MULTI-SECTOR BOND FUND
2019	13		$42.47	$566	1.72%	0.00%	11.74%
2018	13		$38.01	$507	2.44%	0.00%	(3.11) %
2017	15		$39.23	$573	1.66%	0.00%	6.27%
2016	21		$36.91	$790	2.33%	0.00%	11.38%
2015	19		$33.14	$639	1.34%	0.00%	(6.55) %

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS			At December 31		For the year or period ended December 31
	Units				Investment
INVESTMENT DIVISIONS	(000s)		Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
GREAT-WEST REAL ESTATE INDEX FUND
(Effective date 05/01/2013)
2019	18		$15.30	$269	0.95%	0.00%	22.40%
2018	16		$12.50	$195	2.17%	0.00%	(4.85) %
2017	5		$13.14	$63	0.84%	0.00%	3.10%
GREAT-WEST S&P MID CAP 400® INDEX FUND
2019	84		$19.38	$1,621	0.32%	0.00%	25.49%
2018	90		$15.44	$1,388	0.69%	0.00%	(11.57) %
2017	65		$17.46	$1,141	0.66%	0.00%	15.65%
2016	28		$15.10	$420	0.61%	0.00%	19.96%
2015	24		$12.59	$300	1.65%	0.00%	(2.77) %
GREAT-WEST S&P SMALL CAP 600® INDEX FUND
(Effective date 02/29/2016)
2019	2		$16.67	$40	0.89%	0.00%	22.36%
2018	1		$12.92	$14	1.20%	0.00%	(8.99) %
2017	9		$14.97	$142	1.51%	0.00%	12.75%
2016	10		$13.28	$129	1.00%	0.00%	32.77%
GREAT-WEST SHORT DURATION BOND FUND
2019	534		$14.86	$7,942	2.07%	0.00%	5.40%
2018	542		$14.10	$7,645	1.83%	0.00%	0.63%
2017	684		$14.01	$9,588	1.15%	0.00%	1.96%
2016	527		$13.74	$7,238	1.52%	0.00%	1.70%
2015	452		$13.51	$6,105	1.19%	0.00%	0.54%
GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND
2019	62		$55.70	$3,447	0.01%	0.00%	31.28%
2018	89		$42.43	$3,763	0.09%	0.00%	(2.33) %
2017	72		$43.44	$3,121	0.34%	0.00%	24.43%
2016	86		$34.91	$3,009	0.06%	0.00%	6.18%
2015	81		$32.88	$2,670	0.02%	0.00%	6.52%
GREAT-WEST U.S. GOVERNMENT SECURITIES FUND
2019	140		$23.50	$3,279	1.55%	0.00%	6.12%
2018	134		$22.14	$2,964	1.90%	0.00%	0.46%
2017	162		$22.04	$3,567	1.35%	0.00%	2.22%
2016	178		$21.56	$3,841	1.71%	0.00%	1.22%
2015	190		$21.30	$4,057	2.04%	0.00%	0.79%
INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND
2019	33		$14.30	$471	0.25%	0.00%	26.47%
2018	81		$11.30	$913	0.34%	0.00%	(10.32) %
2017	53		$12.60	$664	1.25%	0.00%	14.16%
2016	23		$11.04	$253	0.01%	0.00%	18.05%
2015	0	*	$9.36	$2	0.00%	0.00%	(6.46) %

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS		At December 31		For the year or period ended December 31
	Units			Investment
INVESTMENT DIVISIONS	(000s)	Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
INVESCO V.I. CORE EQUITY FUND
2019	1	$27.53	$22	0.94%	0.00%	28.96%
2018	1	$21.35	$19	0.91%	0.00%	(9.40) %
2017	7	$23.57	$160	0.95%	0.00%	13.17%
2016	7	$20.82	$147	0.76%	0.00%	10.26%
2015	7	$18.88	$128	0.33%	0.00%	(5.77) %
INVESCO V.I. GLOBAL REAL ESTATE FUND
2019	27	$45.43	$1,224	4.23%	0.00%	23.00%
2018	40	$36.93	$1,471	3.70%	0.00%	(6.15) %
2017	44	$39.36	$1,713	3.23%	0.00%	13.05%
2016	43	$34.81	$1,494	1.60%	0.00%	2.04%
2015	41	$34.12	$1,402	3.73%	0.00%	(1.48) %
INVESCO V.I. HEALTH CARE FUND
2019	2	$40.73	$64	0.03%	0.00%	32.50%
2018	3	$30.73	$81	0.00%	0.00%	0.91%
2017	3	$30.46	$88	0.37%	0.00%	15.83%
2016	4	$26.30	$112	0.00%	0.00%	(11.46) %
2015	4	$29.70	$115	0.00%	0.00%	3.16%
INVESCO V.I. INTERNATIONAL GROWTH FUND
2019	193	$19.60	$3,789	1.61%	0.00%	28.57%
2018	203	$15.24	$3,100	2.18%	0.00%	(14.97) %
2017	191	$17.93	$3,432	1.46%	0.00%	23.00%
2016	191	$14.57	$2,779	1.43%	0.00%	(0.45) %
2015	196	$14.64	$2,873	1.61%	0.00%	(2.34) %
INVESCO V.I. MID CAP CORE EQUITY FUND
2019	9	$28.22	$247	0.51%	0.00%	25.28%
2018	9	$22.53	$196	0.57%	0.00%	(11.35) %
2017	7	$25.41	$180	0.36%	0.00%	14.92%
2016	19	$22.12	$412	0.07%	0.00%	13.43%
2015	17	$19.50	$323	0.36%	0.00%	(4.03) %
INVESCO V.I. TECHNOLOGY FUND
2019	3	$33.45	$94	0.00%	0.00%	35.88%
2018	5	$24.62	$129	0.00%	0.00%	(0.45) %
2017	7	$24.73	$169	0.00%	0.00%	35.13%
2016	9	$18.30	$171	0.00%	0.00%	(0.75) %
2015	9	$18.44	$171	0.00%	0.00%	6.81%
JANUS HENDERSON VIT BALANCED PORTFOLIO
2019	71	$37.91	$2,698	2.00%	0.00%	22.59%
2018	71	$30.93	$2,200	2.09%	0.00%	0.68%
2017	75	$30.72	$2,294	1.69%	0.00%	18.43%
2016	46	$25.94	$1,183	2.26%	0.00%	4.61%
2015	37	$24.80	$910	1.67%	0.00%	0.62%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS		At December 31		For the year or period ended December 31
	Units			Investment
INVESTMENT DIVISIONS	(000s)	Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
JANUS HENDERSON VIT ENTERPRISE PORTFOLIO
(Effective date 04/28/2017)
2019	39	$15.74	$611	0.13%	0.00%	35.48%
JANUS HENDERSON VIT FLEXIBLE BOND PORTFOLIO
2019	64	$28.86	$1,853	3.61%	0.00%	9.57%
2018	69	$26.34	$1,805	3.63%	0.00%	(1.00) %
2017	60	$26.60	$1,597	3.13%	0.00%	3.62%
2016	77	$25.68	$1,989	2.55%	0.00%	2.47%
2015	189	$25.06	$4,725	2.16%	0.00%	0.22%
JANUS HENDERSON VIT FORTY PORTFOLIO
2019	41	$62.45	$2,541	0.16%	0.00%	37.16%
2018	50	$45.53	$2,257	1.39%	0.00%	1.98%
2017	39	$44.64	$1,732	0.00%	0.00%	30.31%
2016	94	$34.26	$3,231	0.00%	0.00%	2.20%
2015	55	$33.52	$1,855	0.68%	0.00%	12.22%
JANUS HENDERSON VIT GLOBAL RESEARCH PORTFOLIO
2019	44	$16.68	$734	0.95%	0.00%	29.04%
2018	59	$12.93	$757	1.15%	0.00%	(6.87) %
2017	58	$13.88	$800	0.85%	0.00%	27.03%
2016	56	$10.93	$615	1.10%	0.00%	2.06%
2015	51	$10.71	$550	0.50%	0.00%	(2.29) %
JANUS HENDERSON VIT GLOBAL TECHNOLOGY PORTFOLIO
2019	29	$61.10	$1,764	0.41%	0.00%	45.17%
2018	22	$42.08	$922	1.00%	0.00%	1.19%
2017	8	$41.59	$334	0.47%	0.00%	45.09%
2016	4	$28.67	$114	0.19%	0.00%	14.21%
2015	3	$25.10	$73	0.80%	0.00%	4.85%
JANUS HENDERSON VIT OVERSEAS PORTFOLIO
2019	2	$31.41	$62	1.92%	0.00%	27.02%
2018	2	$24.73	$49	1.76%	0.00%	(14.94) %
2017	2	$29.07	$59	1.64%	0.00%	31.12%
2016	3	$22.17	$56	4.48%	0.00%	(6.45) %
2015	3	$23.70	$76	0.42%	0.00%	(8.59) %
LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO
(Effective date 05/01/2015)
2019	9	$15.34	$131	0.00%	0.00%	31.77%
2018	7	$11.64	$81	0.00%	0.00%	4.88%
2017	2	$11.10	$27	0.00%	0.00%	29.92%
2016	2	$8.54	$21	0.00%	0.00%	(2.61) %
LORD ABBETT SERIES TOTAL RETURN PORTFOLIO
(Effective date 04/30/2018)
2019	1	$10.97	$7	3.00%	0.00%	8.41%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS		At December 31		For the year or period ended December 31
	Units			Investment
INVESTMENT DIVISIONS	(000s)	Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
MFS VIT GROWTH SERIES
(Effective date 04/30/2018)
2019	1		$
MFS VIT III BLENDED RESEARCH SMALL CAP EQUITY PORTFOLIO
(Effective date 04/28/2017)
2019	0	*	$
MFS VIT III MID CAP VALUE PORTFOLIO
(Effective date 04/28/2017)
2019	0	*	$
2018	0	*	$
MFS VIT RESEARCH SERIES
(Effective date 05/01/2015)
2019	3		$
MFS VIT TOTAL RETURN BOND SERIES
(Effective date 04/28/2017)
2019	379		$
2018	90		$
2017	85		$
MFS VIT VALUE SERIES
(Effective date 05/01/2015)
2019	29		$
2018	30		$
2017	26		$
2016	15		$
NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO
2019	0	*	$
2018	1		$
2017	6		$
2016	12		$
2015	13		$
NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO
2019	3		$
2018	32		$
2017	56		$
2016	32		$
2015	36		$
NEUBERGER BERMAN AMT SUSTAINABLE EQUITY PORTFOLIO
(Effective date 08/20/2001)
2019	3		$
2018	2		$
2017	2		$
2016	0	*	$
13.38	$9	0.00%	0.00%	38.15%
13.30	$6	0.66%	0.00%	26.77%
12.76	$3	1.42%	0.00%	31.11%
9.71	$2	0.00%	0.00%	(11.45) %
16.65	$54	0.68%	0.00%	32.95%
11.16	$4,228	4.05%	0.00%	10.21%
10.13	$908	3.33%	0.00%	(1.08) %
10.24	$866	3.32%	0.00%	2.42%
15.25	$436	2.34%	0.00%	29.80%
11.75	$356	1.61%	0.00%	(10.09) %
13.07	$337	2.02%	0.00%	17.66%
11.11	$170	3.25%	0.00%	14.08%
29.94	$15	0.00%	0.00%	32.75%
22.55	$13	0.00%	0.00%	(6.41) %
24.09	$139	0.00%	0.00%	25.29%
19.23	$237	0.00%	0.00%	4.39%
18.42	$244	0.00%	0.00%	1.28%
25.81	$65	0.21%	0.00%	16.75%
22.11	$714	0.63%	0.00%	(15.28) %
26.10	$1,462	1.18%	0.00%	16.74%
22.36	$712	0.67%	0.00%	16.17%
19.24	$688	0.75%	0.00%	(8.34) %
39.52	$125	0.63%	0.00%	25.88%
31.40	$77	0.49%	0.00%	(5.72) %
33.31	$77	0.32%	0.00%	18.43%
28.09	$7	0.00%	0.00%	9.86%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS			At December 31		For the year or period ended December 31
	Units				Investment
INVESTMENT DIVISIONS	(000s)		Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
PIMCO VIT GLOBAL BOND OPPORTUNITIES PORTFOLIO (UNHEDGED)
(Effective date 04/28/2017)
2019	1		$10.67	$5	2.03%	0.00%	6.14%
PIMCO VIT HIGH YIELD PORTFOLIO
2019	8		$26.88	$219	4.94%	0.00%	14.73%
2018	8		$23.43	$180	5.08%	0.00%	(2.65) %
2017	11		$24.07	$254	4.87%	0.00%	6.60%
2016	21		$22.58	$483	5.22%	0.00%	12.44%
2015	24		$20.08	$476	5.27%	0.00%	(1.64) %
PIMCO VIT LOW DURATION PORTFOLIO
2019	509		$15.79	$8,037	2.76%	0.00%	4.03%
2018	404		$15.17	$6,123	1.93%	0.00%	0.34%
2017	380		$15.12	$5,744	1.33%	0.00%	1.35%
2016	326		$14.92	$4,862	1.44%	0.00%	1.41%
2015	163		$14.71	$2,400	3.35%	0.00%	0.31%
PIMCO VIT REAL RETURN PORTFOLIO
2019	22		$18.71	$418	1.64%	0.00%	8.44%
2018	30		$17.26	$510	2.26%	0.00%	(2.21) %
2017	65		$17.65	$1,141	2.57%	0.00%	3.66%
2016	36		$17.02	$619	2.27%	0.00%	5.19%
2015	69		$16.18	$1,115	4.66%	0.00%	(2.71) %
PIMCO VIT TOTAL RETURN PORTFOLIO
2019	198		$21.18	$4,202	3.01%	0.00%	8.35%
2018	181		$19.54	$3,545	2.54%	0.00%	(0.53) %
2017	187		$19.65	$3,673	2.02%	0.00%	4.91%
2016	185		$18.73	$3,456	2.14%	0.00%	2.68%
2015	352		$18.24	$6,428	4.80%	0.00%	0.45%
PIONEER REAL ESTATE SHARES VCT PORTFOLIO
(Effective date 04/29/2016)
2019	6		$12.75	$71	2.32%	0.00%	28.17%
2018	5		$9.95	$49	2.89%	0.00%	(7.24) %
2017	3		$10.72	$35	2.71%	0.00%	3.50%
2016	0	*	$10.38	$2	1.07%	0.00%	3.61%
PUTNAM VT EQUITY INCOME FUND
2019	12		$42.98	$529	1.77%	0.00%	30.73%
2018	10		$32.88	$341	0.89%	0.00%	(8.27) %
2017	13		$35.84	$453	1.74%	0.00%	19.06%
2016	11		$30.11	$333	1.91%	0.00%	13.96%
2015	10		$26.42	$276	1.69%	0.00%	(2.79) %
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
(Effective date 05/01/2015)
2019	0	*	$13.05	$5	0.00%	0.00%	17.41%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS		At December 31		For the year or period ended December 31
	Units			Investment
INVESTMENT DIVISIONS	(000s)	Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
PUTNAM VT GLOBAL EQUITY FUND
(Effective date 05/01/2015)
2019	2		$
PUTNAM VT GROWTH OPPORTUNITIES FUND
(Effective date 05/01/2015)
2019	0	*	$
PUTNAM VT HIGH YIELD FUND
2019	23		$
2018	32		$
2017	36		$
2016	29		$
2015	28		$
PUTNAM VT INCOME FUND
(Effective date 10/31/2014)
2019	54		$
2018	13		$
2017	2		$
PUTNAM VT SMALL CAP VALUE FUND
(Effective date 05/01/2015)
2019	0	*	$
2018	8		$
2017	7		$
PUTNAM VT SUSTAINABLE FUTURE FUND
2019	3		$
2018	3		$
2017	3		$
2016	2		$
2015	1		$
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO
2019	8		$
2018	56		$
2017	55		$
2016	60		$
2015	60		$
T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO II
(Effective date 05/01/2015)
2019	114		$
2018	110		$
2017	72		$
2016	6		$
13.33	$33	0.00%	0.00%	26.92%
19.25	$6	0.00%	0.00%	37.12%
25.79	$598	5.99%	0.00%	14.55%
22.52	$722	6.17%	0.00%	(3.59) %
23.36	$831	5.72%	0.00%	7.22%
21.78	$623	6.12%	0.00%	15.66%
18.83	$520	2.01%	0.00%	(5.14) %
11.90	$638	3.45%	0.00%	11.90%
10.63	$135	2.96%	0.00%	0.20%
10.61	$22	0.00%	0.00%	5.59%
12.99	$2	0.30%	0.00%	24.52%
10.39	$78	0.63%	0.00%	(19.69) %
12.94	$93	0.88%	0.00%	8.15%
44.27	$140	0.77%	0.00%	30.32%
33.97	$88	0.90%	0.00%	(4.64) %
35.62	$115	0.87%	0.00%	10.94%
32.11	$73	0.69%	0.00%	13.23%
28.35	$34	0.00%	0.00%	(4.06) %
21.49	$162	0.18%	0.00%	18.43%
18.14	$1,008	0.31%	0.00%	(8.50) %
19.83	$1,094	0.82%	0.00%	5.10%
18.87	$1,124	1.70%	0.00%	20.54%
15.65	$946	0.38%	0.00%	(11.97) %
18.71	$2,133	0.00%	0.00%	29.58%
14.44	$1,587	0.00%	0.00%	1.65%
14.21	$1,025	0.00%	0.00%	35.83%
10.46	$67	0.00%	0.00%	0.53%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS		At December 31		For the year or period ended December 31
	Units			Investment
INVESTMENT DIVISIONS	(000s)	Unit Fair Value	Net Assets (000s)	Income Ratio	Expense Ratio	Total Return
VAN ECK VIP EMERGING MARKETS FUND
2019	1	$53.09	$61	0.43%	0.00%	30.59%
2018	1	$40.67	$46	0.28%	0.00%	(23.49) %
2017	1	$53.15	$58	0.40%	0.00%	51.03%
2016	1	$35.20	$37	0.44%	0.00%	0.10%
2015	1	$35.14	$41	0.51%	0.00%	(13.99) %
VAN ECK VIP GLOBAL HARD ASSETS FUND
2019	23	$44.92	$1,012	0.00%	0.00%	11.87%
2018	19	$40.16	$779	0.00%	0.00%	(28.28) %
2017	16	$55.98	$921	0.00%	0.00%	(1.70) %
2016	13	$56.95	$752	0.43%	0.00%	43.71%
2015	18	$39.63	$719	0.03%	0.00%	(33.45) %
VICTORY RS SMALL CAP GROWTH EQUITY VIP
(Effective date 04/30/2018)
2019	1	$12.08	$11	0.00%	0.00%	38.78%
2018	1	$8.71	$6	0.00%	0.00%	(12.97) %

(Concluded)

* The Investment Division has units and/or assets that round to less than $1,000 or 1,000 units.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of COLI VUL-2 Series Account and the Board of Directors of Great-West Life & Annuity Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the investment divisions listed in Appendix A of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the "Series Account") as of December 31, 2019, the related statements of operations and changes in net assets for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions constituting the Series Account as of December 31, 2019, the results of their operations, and the changes in their net assets for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account's management. Our responsibility is to express an opinion on the Series Account's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with mutual fund companies; when replies were not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 3, 2020

We have served as the auditor of one or more Great-West investment company separate accounts since 1981.

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

	Statement of assets	Statement of	Statements of changes in net assets
Investment division	and liabilities	operations

ALGER SMALL CAP	December 31, 2019	For the year ended	For each of the two years in the period
GROWTH PORTFOLIO		December 31, 2019	ended December 31, 2019

AMERICAN CENTURY		For the year ended	For each of the two years in the period
INVESTMENTS VP CAPITAL	December 31, 2019
		December 31, 2019	ended December 31, 2019
APPRECIATION FUND

AMERICAN CENTURY		For the period January	For the period January 1, 2019 to
INVESTMENTS VP INCOME	N/A	1, 2019 to November	November 25, 2019 and for the year
& GROWTH FUND		25, 2019	ended December 31, 2018
AMERICAN CENTURY
INVESTMENTS VP	December 31, 2019	For the year ended	For each of the two years in the period
INFLATION PROTECTION		December 31, 2019	ended December 31, 2019

FUND
AMERICAN CENTURY		For the year ended	For each of the two years in the period
INVESTMENTS VP	December 31, 2019
		December 31, 2019	ended December 31, 2019
INTERNATIONAL FUND

AMERICAN CENTURY		For the period March	For the period March 13, 2019 to
INVESTMENTS VP MID CAP	December 31, 2019	13, 2019 to December
December 31, 2019
VALUE FUND		31, 2019

AMERICAN CENTURY		For the period	For the period November 26, 2019 to
INVESTMENTS VP ULTRA	N/A	November 26, 2019 to
December 5, 2019
FUND		December 5, 2019

AMERICAN CENTURY		For the year ended	For each of the two years in the period
INVESTMENTS VP VALUE	December 31, 2019
		December 31, 2019	ended December 31, 2019
FUND

AMERICAN FUNDS IS		For the year ended	For each of the two years in the period
GLOBAL SMALL	December 31, 2019
		December 31, 2019	ended December 31, 2019
CAPITALIZATION FUND

AMERICAN FUNDS IS	December 31, 2019	For the year ended	For each of the two years in the period
GROWTH FUND		December 31, 2019	ended December 31, 2019

AMERICAN FUNDS IS	December 31, 2019	For the year ended	For each of the two years in the period
INTERNATIONAL FUND		December 31, 2019	ended December 31, 2019

AMERICAN FUNDS IS NEW	December 31, 2019	For the year ended	For each of the two years in the period
WORLD FUND		December 31, 2019	ended December 31, 2019

BLACKROCK GLOBAL		For the year ended	For the year ended December 31, 2019
	December 31, 2019		and for the period July 9, 2018 to
ALLOCATION VI FUND		December 31, 2019
December 31, 2018

BNY MELLON STOCK INDEX	December 31, 2019	For the year ended	For each of the two years in the period
FUND, INC.		December 31, 2019	ended December 31, 2019
BNY MELLON VIF		For the year ended	For each of the two years in the period
INTERNATIONAL EQUITY	December 31, 2019
		December 31, 2019	ended December 31, 2019
PORTFOLIO

CLEARBRIDGE VARIABLE	December 31, 2019	For the year ended	For each of the two years in the period
MID CAP PORTFOLIO		December 31, 2019	ended December 31, 2019

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

CLEARBRIDGE VARIABLE		For the year ended	For each of the two years in the period
SMALL CAP GROWTH	December 31, 2019
		December 31, 2019	ended December 31, 2019
PORTFOLIO

COLUMBIA VARIABLE		For the year ended	For each of the two years in the period
PORTFOLIO - SMALL CAP	December 31, 2019
		December 31, 2019	ended December 31, 2019
VALUE FUND

DAVIS FINANCIAL	December 31, 2019	For the year ended	For each of the two years in the period
PORTFOLIO		December 31, 2019	ended December 31, 2019

DAVIS VALUE PORTFOLIO	December 31, 2019	For the year ended	For each of the two years in the period
		December 31, 2019	ended December 31, 2019

DELAWARE VIP	December 31, 2019	For the year ended	For the year ended December 31, 2019
INTERNATIONAL VALUE			and for the period May 29, 2018 to
December 31, 2019
EQUITY SERIES			December 31, 2018

DELAWARE VIP SMALL CAP	December 31, 2019	For the year ended	For each of the two years in the period
VALUE SERIES		December 31, 2019	ended December 31, 2019
DWS CROCI® U.S. VIP	December 31, 2019	For the year ended	For each of the two years in the period
		December 31, 2019	ended December 31, 2019

DWS GLOBAL SMALL CAP	N/A	N/A	For the period January 1, 2018 to June
VIP			11, 2018

DWS HIGH INCOME VIP	December 31, 2019	For the year ended	For each of the two years in the period
		December 31, 2019	ended December 31, 2019

DWS SMALL CAP INDEX VIP	December 31, 2019	For the year ended	For each of the two years in the period
		December 31, 2019	ended December 31, 2019

DWS SMALL MID CAP	December 31, 2019	For the year ended	For each of the two years in the period
VALUE VIP		December 31, 2019	ended December 31, 2019

FEDERATED KAUFMANN	December 31, 2019	For the year ended	For each of the two years in the period
FUND II		December 31, 2019	ended December 31, 2019

FIDELITY VIP CONTRAFUND	December 31, 2019	For the year ended	For each of the two years in the period
PORTFOLIO		December 31, 2019	ended December 31, 2019

FIDELITY VIP GROWTH	December 31, 2019	For the year ended	For each of the two years in the period
PORTFOLIO		December 31, 2019	ended December 31, 2019

FIDELITY VIP INVESTMENT	December 31, 2019	For the year ended	For each of the two years in the period
GRADE BOND PORTFOLIO		December 31, 2019	ended December 31, 2019

FIDELITY VIP MID CAP	December 31, 2019	For the year ended	For each of the two years in the period
PORTFOLIO		December 31, 2019	ended December 31, 2019

GOLDMAN SACHS VIT MID	December 31, 2019	For the year ended	For each of the two years in the period
CAP VALUE FUND		December 31, 2019	ended December 31, 2019

GOLDMAN SACHS VIT		For the period March	For the period March 13, 2019 to
MULTI-STRATEGY	December 31, 2019	13, 2019 to December
December 31, 2019
ALTERNATIVES PORTFOLIO		31, 2019

GREAT-WEST AGGRESSIVE	December 31, 2019	For the year ended	For each of the two years in the period
PROFILE FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST ARIEL MID	December 31, 2019	For the year ended	For each of the two years in the period
CAP VALUE FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST BOND INDEX	December 31, 2019	For the year ended	For each of the two years in the period
FUND		December 31, 2019	ended December 31, 2019

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

GREAT-WEST		For the year ended	For each of the two years in the period
CONSERVATIVE PROFILE	December 31, 2019
		December 31, 2019	ended December 31, 2019
FUND

GREAT-WEST CORE BOND	December 31, 2019	For the year ended	For each of the two years in the period
FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST EMERGING		For the year ended	For the year ended December 31, 2019
	December 31, 2019		and for the period December 24, 2018 to
MARKETS EQUITY FUND		December 31, 2019
December 31, 2018

GREAT-WEST GLOBAL	December 31, 2019	For the year ended	For each of the two years in the period
BOND FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST		For the year ended	For each of the two years in the period
GOVERNMENT MONEY	December 31, 2019
		December 31, 2019	ended December 31, 2019
MARKET FUND

GREAT-WEST		For the year ended	For each of the two years in the period
INTERNATIONAL INDEX	December 31, 2019
		December 31, 2019	ended December 31, 2019
FUND

GREAT-WEST		For the year ended	For each of the two years in the period
INTERNATIONAL VALUE	December 31, 2019
		December 31, 2019	ended December 31, 2019
FUND

GREAT-WEST LARGE CAP	December 31, 2019	For the year ended	For each of the two years in the period
GROWTH FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST T. ROWE		For the period January	For the period January 1, 2019 to
PRICE EQUITY INNCOME	N/A	1, 2019 to October 28,	October 28, 2019 and for the year ended
FUND		2019	December 31, 2018
GREAT-WEST LARGE CAP	December 31, 2019	For the period October	For the period October 28, 2019 to
VALUE FUND INVESTOR II		28, 2019 to December	December 31, 2019
CLASS		31, 2019

GREAT-WEST LIFETIME	December 31, 2019	For the year ended	For each of the two years in the period
2015 FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST LIFETIME	December 31, 2019	For the year ended	For each of the two years in the period
2020 FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST LIFETIME	December 31, 2019	For the year ended	For each of the two years in the period
2025 FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST LIFETIME	December 31, 2019	For the year ended	For each of the two years in the period
2030 FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST LIFETIME	December 31, 2019	For the year ended	For each of the two years in the period
2035 FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST LIFETIME	December 31, 2019	For the year ended	For each of the two years in the period
2040 FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST LIFETIME	December 31, 2019	For the year ended	For each of the two years in the period
2045 FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST LIFETIME	December 31, 2019	For the year ended	For each of the two years in the period
2050 FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST LIFETIME	December 31, 2019	For the year ended	For each of the two years in the period
2055 FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST LOOMIS		For the year ended	For each of the two years in the period
SAYLES SMALL CAP VALUE	December 31, 2019
		December 31, 2019	ended December 31, 2019
FUND

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

GREAT-WEST MID CAP	December 31, 2019	For the year ended	For each of the two years in the period
VALUE FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST MODERATE	December 31, 2019	For the year ended	For each of the two years in the period
PROFILE FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST		For the year ended	For each of the two years in the period
MODERATELY AGGRESSIVE	December 31, 2019
		December 31, 2019	ended December 31, 2019
PROFILE FUND

GREAT-WEST
MODERATELY	December 31, 2019	For the year ended	For each of the two years in the period
CONSERVATIVE PROFILE		December 31, 2019	ended December 31, 2019

FUND
GREAT-WEST MULTI-	December 31, 2019	For the year ended	For each of the two years in the period
SECTOR BOND FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST REAL ESTATE	December 31, 2019	For the year ended	For each of the two years in the period
INDEX FUND		December 31, 2019	ended December 31, 2019
GREAT-WEST S&P MID CAP	December 31, 2019	For the year ended	For each of the two years in the period
400® INDEX FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST S&P SMALL	December 31, 2019	For the year ended	For each of the two years in the period
CAP 600® INDEX FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST SHORT	December 31, 2019	For the year ended	For each of the two years in the period
DURATION BOND FUND		December 31, 2019	ended December 31, 2019

GREAT-WEST SMALL CAP	N/A	N/A	For the period June 11, 2018 to July 13,
GROWTH FUND			2018

GREAT-WEST T. ROWE		For the year ended	For each of the two years in the period
PRICE MID CAP GROWTH	December 31, 2019
		December 31, 2019	ended December 31, 2019
FUND

GREAT-WEST U.S.		For the year ended	For each of the two years in the period
GOVERNMENT SECURITIES	December 31, 2019
		December 31, 2019	ended December 31, 2019
FUND

INVESCO OPPENHEIMER V.I.		For the year ended	For each of the two years in the period
MAIN STREET SMALL CAP	December 31, 2019
		December 31, 2019	ended December 31, 2019
FUND

INVESCO V.I. CORE EQUITY	December 31, 2019	For the year ended	For each of the two years in the period
FUND		December 31, 2019	ended December 31, 2019
INVESCO V.I. GLOBAL REAL	December 31, 2019	For the year ended	For each of the two years in the period
ESTATE FUND		December 31, 2019	ended December 31, 2019
INVESCO V.I. HEALTH CARE	December 31, 2019	For the year ended	For each of the two years in the period
FUND		December 31, 2019	ended December 31, 2019
INVESCO V.I.		For the year ended	For each of the two years in the period
INTERNATIONAL GROWTH	December 31, 2019
		December 31, 2019	ended December 31, 2019
FUND

INVESCO V.I. MID CAP CORE	December 31, 2019	For the year ended	For each of the two years in the period
EQUITY FUND		December 31, 2019	ended December 31, 2019
INVESCO V.I. TECHNOLOGY	December 31, 2019	For the year ended	For each of the two years in the period
FUND		December 31, 2019	ended December 31, 2019
JANUS HENDERSON VIT	December 31, 2019	For the year ended	For each of the two years in the period
BALANCED PORTFOLIO		December 31, 2019	ended December 31, 2019

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

JANUS HENDERSON VIT		For the period June 5,	For the period June 5, 2019 to December
	December 31, 2019	2019 to December 31,
ENTERPRISE PORTFOLIO			31, 2019
2019

JANUS HENDERSON VIT		For the year ended	For each of the two years in the period
FLEXIBLE BOND	December 31, 2019
		December 31, 2019	ended December 31, 2019
PORTFOLIO

JANUS HENDERSON VIT	December 31, 2019	For the year ended	For each of the two years in the period
FORTY PORTFOLIO		December 31, 2019	ended December 31, 2019

JANUS HENDERSON VIT		For the year ended	For each of the two years in the period
GLOBAL RESEARCH	December 31, 2019
		December 31, 2019	ended December 31, 2019
PORTFOLIO

JANUS HENDERSON VIT		For the year ended	For each of the two years in the period
GLOBAL TECHNOLOGY	December 31, 2019
		December 31, 2019	ended December 31, 2019
PORTFOLIO

JANUS HENDERSON VIT	December 31, 2019	For the year ended	For each of the two years in the period
OVERSEAS PORTFOLIO		December 31, 2019	ended December 31, 2019

LORD ABBETT SERIES		For the year ended	For each of the two years in the period
DEVELOPING GROWTH	December 31, 2019
		December 31, 2019	ended December 31, 2019
PORTFOLIO

LORD ABBETT SERIES		For the period March	For the period March 13, 2019 to
	December 31, 2019	13, 2019 to December
TOTAL RETURN PORTFOLIO			December 31, 2019
31, 2019
		For the period January	For the period January 17, 2019 to
MFS VIT GROWTH SERIES	December 31, 2019	17, 2019 to December
December 31, 2019
31, 2019

MFS VIT III BLENDED		For the period March	For the period March 13, 2019 to
RESEARCH SMALL CAP	December 31, 2019	13, 2019 to December
December 31, 2019
EQUITY PORTFOLIO		31, 2019

MFS VIT III MID CAP VALUE		For the year ended	For the year ended December 31, 2019
	December 31, 2019		and for the period December 24, 2018 to
PORTFOLIO		December 31, 2019	December 31, 2018

MFS VIT MID CAP GROWTH		For the period January	For the period January 1, 2019 to January
	N/A	1, 2019 to January 17,	17, 2019 and for the period December
SERIES
		2019	24, 2018 to December 31, 2018

		For the period March	For the period March 13, 2019 to
MFS VIT RESEARCH SERIES	December 31, 2019	13, 2019 to December
December 31, 2019
31, 2019

MFS VIT TOTAL RETURN	December 31, 2019	For the year ended	For each of the two years in the period
BOND SERIES		December 31, 2019	ended December 31, 2019

MFS VIT VALUE SERIES	December 31, 2019	For the year ended	For each of the two years in the period
		December 31, 2019	ended December 31, 2019

NEUBERGER BERMAN AMT		For the year ended	For each of the two years in the period
MID CAP GROWTH	December 31, 2019
		December 31, 2019	ended December 31, 2019
PORTFOLIO

NEUBERGER BERMAN AMT		For the year ended	For each of the two years in the period
MID CAP INTRINSIC VALUE	December 31, 2019
		December 31, 2019	ended December 31, 2019
PORTFOLIO

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

NEUBERGER BERMAN AMT		For the year ended	For each of the two years in the period
SUSTAINABLE EQUITY	December 31, 2019
		December 31, 2019	ended December 31, 2019
PORTFOLIO

PIMCO VIT GLOBAL BOND		For the period March	For the period March 13, 2019 to
OPPORTUNITIES	December 31, 2019	13, 2019 to December
December 31, 2019
PORTFOLIO (UNHEDGED)		31, 2019

PIMCO VIT HIGH YIELD	December 31, 2019	For the year ended	For each of the two years in the period
PORTFOLIO		December 31, 2019	ended December 31, 2019

PIMCO VIT LOW DURATION	December 31, 2019	For the year ended	For each of the two years in the period
PORTFOLIO		December 31, 2019	ended December 31, 2019
PIMCO VIT REAL RETURN	December 31, 2019	For the year ended	For each of the two years in the period
PORTFOLIO		December 31, 2019	ended December 31, 2019

PIMCO VIT TOTAL RETURN	December 31, 2019	For the year ended	For each of the two years in the period
PORTFOLIO		December 31, 2019	ended December 31, 2019

PIONEER REAL ESTATE	December 31, 2019	For the year ended	For each of the two years in the period
SHARES VCT PORTFOLIO		December 31, 2019	ended December 31, 2019

PUTNAM VT EQUITY	December 31, 2019	For the year ended	For each of the two years in the period
INCOME FUND		December 31, 2019	ended December 31, 2019

PUTNAM VT GLOBAL ASSET		For the period April 8,	For the period April 8, 2019 to December
	December 31, 2019	2019 to December 31,
ALLOCATION FUND		2019	31, 2019

PUTNAM VT GLOBAL		For the period March	For the period March 13, 2019 to
	December 31, 2019	13, 2019 to December
EQUITY FUND			December 31, 2019
31, 2019

PUTNAM VT GROWTH		For the period June 5,	For the period June 5, 2019 to December
	December 31, 2019	2019 to December 31,
OPPORTUNITIES FUND			31, 2019
2019

PUTNAM VT HIGH YIELD	December 31, 2019	For the year ended	For each of the two years in the period
FUND		December 31, 2019	ended December 31, 2019

PUTNAM VT INCOME FUND	December 31, 2019	For the year ended	For each of the two years in the period
		December 31, 2019	ended December 31, 2019

PUTNAM VT		For the period January	For the period January 1, 2019 to
INTERNATIONAL GROWTH	N/A	1, 2019 to November	November 5, 2019 and the year ended
FUND		5, 2019	December 31, 2018

PUTNAM VT SMALL CAP	December 31, 2019	For the year ended	For each of the two years in the period
VALUE FUND		December 31, 2019	ended December 31, 2019

PUTNAM VT SUSTAINABLE	December 31, 2019	For the year ended	For each of the two years in the period
FUTURE FUND		December 31, 2019	ended December 31, 2019

ROYCE CAPITAL FUND -	N/A	N/A	For the period January 1, 2018 to May
MICRO-CAP PORTFOLIO			23, 2018

ROYCE CAPITAL FUND -	December 31, 2019	For the year ended	For each of the two years in the period
SMALL-CAP PORTFOLIO		December 31, 2019	ended December 31, 2019

T. ROWE PRICE BLUE CHIP	December 31, 2019	For the year ended	For each of the two years in the period
GROWTH PORTFOLIO II		December 31, 2019	ended December 31, 2019

VAN ECK VIP EMERGING	December 31, 2019	For the year ended	For each of the two years in the period
MARKETS FUND		December 31, 2019	ended December 31, 2019

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

APPENDIX A

VAN ECK VIP GLOBAL	December 31, 2019	For the year ended	For each of the two years in the period
HARD ASSETS FUND		December 31, 2019	ended December 31, 2019

VICTORY RS SMALL CAP		For the year ended	For the year ended December 31, 2019
	December 31, 2019		and for the period December 24, 2018 to
GROWTH EQUITY VIP		December 31, 2019
December 31, 2018

PART C
OTHER INFORMATION
Item 26. Exhibits
(a)	Board of Directors Resolution. Resolution authorizing establishment of Registrant dated December 30, 1998 is incorporated by reference to initial Registrant’s Registration Statement on Form S-6 filed on January 22, 1999 (File No. 333-70963).
(b)	Custodian Agreements. None.
(c)	Underwriting Contracts. Copy of underwriting contract between Great-West Life & Annuity Insurance Company (“Great-West”) and GWFS Equities, Inc. (formerly Benefits Corp Equities, Inc.) dated July 1, 1999 is incorporated by reference to Registrant’s Post- Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File No. 333-70963).
(d)	Policies.
	(1)	Specimen Policy Form 355-CSO is filed herewith.
	(2)	Specimen Term Life Insurance Rider (Form J355rider-CSO for policies issued after January 1, 2009) is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).
	(3)	Specimen Policy Free-Look Endorsement is incorporated by reference to Registrant’s Post- Effective Amendment No. 1 on Form S-6 filed on April 27, 2000 (File No. 333-70963).
	(4)	Specimen Policy Return of Expense Charge Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form S-6 filed on April 25, 2001 (File No. 333-70963).
	(5)	Change of Insured Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on April 30, 2004 (File Nos. 333-70963 and 811-09201).
	(6)	Specimen Fixed Account Endorsement Form 379 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 to Registration Statement on Form N-6 as filed on December 17, 2008 (File No. 333-70963).
	(7)	Specimen Policy Form J355rev2 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File Nos. 333-70963 and 811-09201).
	(8)	Specimen Policy Endorsement (Form ICC 12-J801) is incorporated by reference to Registrant’s Post- Effective Amendment No. 26 to Registration Statement filed on Form N-6 as filed on September 27, 2012 (File No. 333-70963).
	(9)	Specimen Policy Form J355rev3 is incorporated by reference to Registrant’s Post-Effective Amendment No. 28 to Registration Statement on Form N-6 as filed on February 28, 2014 (File No. 333-70963).
	(10)	Specimen Policy Form ICC14-J355X incorporated by reference to Registrant’s Post-Effective Amendment No. 29 to Registration Statement on Form N-6 as filed on December 19, 2014 (File No. 333-70963).
(e)	Applications. Specimen Application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 filed on June 23, 1999 (File No. 333-70963).
(f)	Depositor’s Certificate of Incorporation and By-Laws.
	(1)	Depositor’s Certificate of Incorporation are incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-6 as filed on April 29, 2015 (File Nos. 333-70963 and 811-09201).
	(2)	By-Laws of Great-West are incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-6 as filed on April 29, 2015 (File Nos. 333-70963 and 811-09201).
(g)	Reinsurance Contracts.

	(1)	Automatic YRT Reinsurance Agreement Effective October 1, 2008 between Great-West and The Canada Life Assurance Company (redacted), Amendment 1 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) and Amendment 2 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) are incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company of New York(“Great-West of New York”) on Form N-6 on April 26, 2011 (File No. 333-146241).
	(2)	Automatic/Facultative YRT Guaranteed Issue and Fully Underwritten Reinsurance Agreement between Great-West and RGA Reinsurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).
	(3)	Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and SCOR Global Life U.S. Re Insurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post- Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).
	(4)	Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and Hannover Life Reassurance Company of America effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL- 4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).
	(5)	Reinsurance Agreement between Great-West and Protective Life Insurance Company effective June 3, 2019 is incorporated by reference to Registrant’s Post- Effective Amendment No. 38 on Form N-6 filed on December 26, 2019 (File No. 333-70963).
(h)	Participation Agreements.
	(1)	Participation Agreement among Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated April 30, 2004 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(2)	Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors, Inc. dated April 30, 2004 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(3)	Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors dated August 1, 2006, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).
	(4)	Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors dated November 15, 2007, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).
	(5)	Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors dated April 30, 2010 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(6)	Amendment to Participation Agreement among Great-West, AIM Variable Insurance Funds and AIM Distributors dated November 6, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(7)	Fund Participation Agreement among Great-West, The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated September 13, 1999 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(8)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated August 17, 2006 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(9)	Amendment to the Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated November 2, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333- 70963).
(10)	Amendment to the Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated August 21, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(11)	Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(12)	Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(13)	Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and American Century Investment Services, Inc., dated May 1, 2002, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(14)	Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated April 26, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).
(15)	Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated September 17, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007 (File No. 333-146241).
(16)	Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated November 18, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(17)	Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated September 1, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(18)	Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American Century Investment Management, Inc., and American Century Investment Services, Inc., dated May 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(19)	Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), American Funds Insurance Series and Capital Research and Management Company dated January 28, 2008 is incorporated by reference to Registrant’s Post-Effective No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

(20)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), American Funds Insurance Series and Capital Research and Management Company dated September 30, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(21)	Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American Funds Insurance Series and Capital Research and Management Company dated August 28, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(22)	Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American Funds Insurance Series and Capital Research and Management Company dated April 3, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(23)	Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated April 30, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333- 70963).
(24)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated April 29, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(25)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated October 24, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(26)	Participation Agreement among Great-West, Great-West of New York, Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated May 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(27)	Participation Agreement among Great-West, Great-West of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated May 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(28)	Participation Agreement among Great-West, Great-West of New York, Columbia Funds Variable Insurance Trust II, Columbia Management Investment Advisors, LLC and Columbia Management Investment Distributors, Inc. dated May 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(29)	Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).
(30)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(31)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated October 29, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(32)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated August 16, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(33)	Participation Agreement among Great-West, Delaware Group Premium Fund (now known as Delaware VIP Trust), Delaware Management Company, and Delaware Distributors, L.P., dated April 20, 2001 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed by Variable Annuity-1 Series Account of Great-West on April 24, 2001 (File No. 333-52956).
(34)	Amendment to Participation Agreement among Great-West, Delaware Group Premium Fund (now known as Delaware VIP Trust), Delaware Management Company, and Delaware Distributors, L.P., dated May 1, 2003 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(35)	Amendment to Participation Agreement among Great-West, Delaware Group Premium Fund (now known as Delaware VIP Trust), Delaware Management Company, and Delaware Distributors, L.P., dated June 2, 2003 is incorporated by reference to Post-Effective Amendment No. 10 to Variable Annuity-1 Series Account of Great-West’s Registration Statement on Form N-4, filed May 29, 2003 (File No. 333- 52956).
(36)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated April 2005 is incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333- 01153).
(37)	Amendment to Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated October 1, 2005 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(38)	Amendment to Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated November 14, 2011 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by Variable Annuity-2 Series Account on Form N-4, filed December 30, 2011 (File No. 333-176926).
(39)	Amendment to Fund Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, L.P. dated May 7, 2014 is incorporated by reference to Registrant’s Post-Effective Amendment No. 30 to Registration Statement on Form N-6 as filed on October 22, 2014 (File No. 333-70963).
(40)	Amendment to Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated August 1, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(41)	Amendment to Participation Agreement among Great-West, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated May 1, 2016 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(42)	Fund Participation Agreement among Great-West and Dreyfus Stock Index Fund Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated December 31, 1998, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(43)	Amendment to Fund Participation Agreement among Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated March 15, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(44)	Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated January 1, 2002, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(45)	Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to Registrant’s Post- Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(46)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).
(47)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated January 9, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(48)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated October 1, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(49)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great- West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated November 1, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(50)	Fund Participation Agreement among Great-West, Scudder Variable Series I, Scudder Variable Series II, Scudder Investment VIT Funds, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).
(51)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc. and DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241).
(52)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, Deutsche Investment Management Americas Inc. and DWS Scudder Distributors, Inc. dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241).
(53)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, Deutsche Investment Management Americas Inc. and DWS Investments Distributors, Inc. (formerly DWS Scudder Distributors, Inc.) dated November 20, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(54)	Amendment to Fund Participation Agreement among Great-West, Great-West of New York), DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, Deutsche Investment Management Americas Inc. and DWS Investments Distributors, Inc. dated August 10, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(55)	Fund Participation Agreement among Great-West, Great-West of New York, Eaton Vance Variable Trust and Eaton Vance Distributors, Inc. dated April 28, 2016 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(56)	Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File No. 333-70963).
(57)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), GWFS Equities, Inc., Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post- Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File Nos. 333-70963 and 811-09201).
(58)	Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated February 1, 1994, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(59)	Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(60)	Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333- 70963).
(61)	Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated May 1, 1999, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(62)	Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(63)	Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(64)	Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).
(65)	Amended and Restated Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated October 26, 2006 is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).
(66)	Amendment to Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated May 16, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(67)	Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated August 29, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).
(68)	Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated October 1, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(69)	Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated September 1, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(70)	Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated April 28, 2017 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(71)	Participation Agreement among Great-West, Great-West of New York, Goldman Sachs Variable Insurance Trust, and Goldman, Sachs & Co. dated April 19, 2013 is incorporated by reference to Registrant’s Post-Effective Amendment No. 27 to Registration Statement on Form N-6 as filed on April 26, 2013 (File No. 333-70963).
(72)	Amendment to Participation Agreement among Great-West, Great-West of New York, Goldman Sachs Variable Insurance Trust, and Goldman, Sachs & Co. dated July 22, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(73)	Agreement among Great-West and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated November 1, 1999 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(74)	Amendment to Agreement among Great-West, First Great-West (now known as Great-West of New York), and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated October 31, 2007, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).
(75)	Amendment to Agreement among Great-West, First Great-West (now known as Great-West of New York), and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated March 23, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(76)	Amendment to Agreement among Great-West, First Great-West (now known as Great-West of New York), and Great-West Funds, Inc. dated August 2, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(77)	Fund Participation Agreement among Great-West, Great-West of New York, Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.), GW Capital Management LLC, and GWFS Equities, Inc. dated December 15, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(78)	Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated June 1, 1998, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(79)	Letter Agreement Supplement to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated April 27, 1998, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333- 70963).
(80)	Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated December 1, 1998, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(81)	Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated October 4, 1999, is incorporated by reference to Registrant’s Post- Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(82)	Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series, and Janus Capital Corporation dated January 31, 2007 is incorporated by reference to Registrant’s Post- Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).
(83)	Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 14, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great- West on Form N-6 filed on November 1, 2007 (File No. 333-145333).
(84)	Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated January 16, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(85)	Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 11, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(86)	Fund Participation Agreement among Great-West, Great-West of New York, Janus Aspen Series and Janus Distributors, LLC dated December 1, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(87)	Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc., dated April 24, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(88)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc., dated April 13, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(89)	Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC dated September 8, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(90)	Amendment to Participation Agreement among Great-West, Great-West of New York, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC dated August 21, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(91)	Amendment to Participation Agreement among Great-West, Great-West of New York, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC dated April 1, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(92)	Amendment to Participation Agreement among Great-West, Great-West of New York, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC dated April 17, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).

(93)	Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), MFS Variable Insurance Trust I (now known as MFS Variable Insurance Trust), MFS Variable Insurance Trust II, and MFS Fund Distributors, Inc., dated April 1, 2011, is incorporated by reference to Registrant’s Post-Effective Amendment No. 27 to Registration Statement on Form N-6 as filed on April 21, 2017 (File No. 333-70963).
(94)	Amendment to Participation Agreement among Great-West, Great-West of New York, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, and MFS Fund Distributors, Inc., dated April 2017 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(95)	Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).
(96)	Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).
(97)	Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on May 3, 2004 (File No. 333-70963).
(98)	Amendment to Participation Agreement among Great-West, PIMCO Variable Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First- Great-West dated August 31, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).
(99)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), PIMCO Variable Insurance Trust, Pacific Investment Management Company, LLC and Allianz Global Investors Distributors, LLC dated November 5, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(100)	Participation Agreement among Great-West, Great-West of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. dated 2016 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(101)	Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Putnam Variable Trust and Putnam Management Limited Partnership dated April 30, 2008 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).
(102)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Putnam Variable Trust and Putnam Management Limited Partnership, dated July 22, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(103)	Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

	(104)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).
	(105)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated September 18, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(106)	Fund Participation Agreement among Great-West, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated February 1, 2002 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(107)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated November 10, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(108)	Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated November 30, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(109)	Amendment to Fund Participation Agreement among Great-West, Great-West of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated August 29, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(110)	Amendment to Fund Participation Agreement among Great-West, Great-West of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated March 17, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(111)	Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation dated October 11, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008 (File No. 333-70963).
	(112)	Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation dated October 1, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(113)	Amendment to Participation Agreement among Great-West, Great-West of New York, Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation dated August 28, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
	(114)	Participation Agreement among Great-West, Great-West of New York, Victory Variable Insurance Funds, Victory Capital Management Inc. and Victory Capital Advisers, Inc. dated May 1, 2018 is incorporated by reference to Registrant’s Post- Effective Amendment No. 36 on Form N-6 filed on April 22, 2019 (File No. 333-70963).
(i)	Administrative Contracts. None.

(j)	Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).
(k)	Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form S-6 filed on June 23, 1999 (File No. 333-70963).
(l)	Actuarial Opinion. None.
(m)	Calculation of Hypothetical Illustration Value is incorporated by reference to Registrant’s Post Effective Amendment No. 9 to Form N-6 filed on April 29, 2003 (File No. 333-70963).
(n)	Other Opinions.
(1) Legal Consent of Carlton Fields, P.A. is filed herewith.
(2) Written consent of Deloitte & Touche LLP is filed herewith.
(o)	Omitted Financial Statements. None
(p)	Initial Capital Agreements. None.
(q)	Redeemability Exemption. None.
(r)	Powers of Attorney for Directors Bernbach, Bienfait, Coutu, A. Desmarais, P. Desmarais, Jr., Doer, Fleming, Louvel, Madoff, Mahon, Orr, Reynolds, Ryan, Jr., Tretiak, and Walsh are filed herewith.
Item 27. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(4)	Chairman of the Board
E.F. Murphy, III	(2)	Director, President and Chief Executive Officer
J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director
R. Bienfait	(4)	Director
M.R. Coutu	Brookfield Asset Management Inc. 335 8th Avenue SW, Suite 1700 Calgary, AB T2P 1C9	Director
A.R. Desmarais	(4)	Director
P.G. Desmarais, Jr.	(4)	Director
G.A. Doer	(1)	Director
G.J. Fleming	(2)	Director
C. Généreux	(4)	Director
A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director
P.B. Madoff	260 West 11th Street New York, NY 10021	Director
P.A. Mahon	(1)	Director
R.L. Reynolds	(2)	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
G.D. Tretiak	(4)	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director

Name	Principal Business Address	Positions and Offices with Depositor
A.S. Bolotin	(2)	Executive Vice President & Chief Financial Officer
C.M. Moritz	(2)	Senior Vice President and Chief Financial Officer, Empower Retirement
S.M. Sanchez	(2)	Chief Human Resources Officer
K.I. Schindler	(3)	Chief Compliance Officer
R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary
J.F. Bevacqua	(2)	Chief Risk Officer
J.D. Kreider	(2)	Senior Vice President and Head of Great-West Investments
R.H. Linton, Jr.	(2)	Executive Vice President, Empower Retirement Operations
R.G. Capone	(2)	Senior Vice President, GWI Sales
J.E. Brown	(2)	Senior Vice President, Separate Accounts
S.E. Jenks	(2)	Senior Vice President, Marketing
W.J. McDermott	(2)	Senior Vice President, Large, Mega, NFP Market
D.G. McLeod	(2)	Senior Vice President, Product Management
D.A. Morrison	(2)	Senior Vice President, Government Markets
J.M. Smolen	(2)	Senior Vice President, Core Market
C.G. Step	(2)	Senior Vice President, Empower Retirement Products
C. E. Waddell	(2)	Senior Vice President, Retirement Solutions
(1)    100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)    8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)    8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)    Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant as of December 31, 2019
The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

Organizational Chart – December 31, 2019
I.	OWNERSHIP OF POWER CORPORATION OF CANADA
The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
61.81% - Power Corporation of Canada
The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2019 377,614,607 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 866,162,327.

Pansolo Holding Inc. owns directly and indirectly 48,363,392 SVS and 48,697,962 PPS, entitling Pansolo Holding Inc. to an aggregate percentage of voting rights of 535,343,012 or 61.81% of the total voting rights attached to the shares of PCC.
II.	OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.	Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
66.889% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
100.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Empower Retirement, LLC, LLC

100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
66.774% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company, LLC
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, L.L.C.
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - 37 Capital General Partner, LLC
100.0% - Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC

C.	The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
66.774% - Great-West Lifeco Inc.
100.0% - Great-West Lifeco U.S. LLC
100.0% Great-West Lifeco Finance 2019, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
100.0% - Great-West Lifeco US Finance 2019, LP
100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 II, LLC
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Finance 2019, LLC)
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc. 100.0% -2142540 Ontario Inc.
100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)
100.0% Great-West Lifeco Finance 2017, LLC
100.0% - 2171866 Ontario Inc
100.0% - 2619747 Ontario Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by 2619747 Ontario Inc.)
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - 9855297 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
29.4% - GWL THL Private Equity I Inc. (11.8% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (22% owned by The Canada Life Assurance Company, 55% owned by The Great-West Life Assurance Company)
100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
20.0% - CDN US Direct RE Holdings Ltd. (45% London life Insurance Company, 23% The Canada Life Insurance Company of Canada, 12% The Canada Life Assurance Company)
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - CL GFP LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - EverWest Property Management, LLC
100.0% - EverWest Property Services of Arizona, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - EverWest Advisors, LLC
100.0% - EverWest Advisors AZ, LLC
100.0% - EW Manager LLC
100.0% - EverWest Funds Advisors LLC
100.0% - GWL U.S. Property Fund GP LLC
100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWLRA US Trust Company, LLC
100.0% - GWL RES GP LLC
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company, 30.0% owned by London Life Insurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100% - S-8025 Holdings Ltd.
100.0% - GWL Realty Advisors Residential Inc.
100.0% - 2278372 Ontario Inc.
12.5% - 555 Robson Holding Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
70.0% - Kings Cross Shopping Centre Ltd. (30% owned by London Life Insurance Company)
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited

100.0% - CGWLL Inc.
100.0% - 2020917 Alberta Ltd.
55.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc., 22% owned by The Canada Life Assurance Company)
26.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 16% owned by The Canada Life Insurance Company of Canada and 5% owned by The Canada Life Assurance Company)
20.0% - 2157113 Alberta Ltd. (40% owned by London Life Insurance Company, 30% owned by The Canada Life Insurance Company of Canada and 10% owned by The Canada Life Assurance Company)
65.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
50.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
50.0% - Marine Promenade Properties Inc. (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
75.0% - High Park Bayview Limited Partnership (25.0% owned by London Life Insurance Company)
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
70.0% - TGS North American Real Estate Investment Trust (30% owned by London Life Insurance Company)
100.0% - TGS Trust
70.0% - RMA Realty Holdings Corporation Ltd. (30.0% owned by London Life Insurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware)
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
69.9% - RMA Real Estate LP (30.0% owned by London Life Insurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc. (30.0% owned by London Life Insurance Company)
70.0% - 0726861 B.C. Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Trop Beau Developments Limited (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Properties Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Phase II Properties Ltd. (30.0% owned by London Life Insurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
70.0% - Saskatoon West Shopping Centres Limited (30.0% owned by London Life Insurance Company)
12.5% - 2331777 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2344701 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2356720 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 0977221 B.C. Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 555 Robson Holding Ltd. ((75% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.04% - 7420928 Manitoba Limited Partnership (24.99% owned each by The Great-West Life Assurance Company, London Life Insurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada)
100.0% - 7419539 Manitoba Ltd.

100.0% - London Insurance Group Inc.
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - 0726861 B.C. Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - TGS North American Real Estate Investment Trust (70% owned by The Great-West Life Assurance Company)
100.0% - TGS Trust
30.0% - RMA Realty Holdings Corporation Ltd. (70% owned by The Great-West Life Assurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.)
100.0% - RMA American Realty Corp.
1.0% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.
24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest each held by The Great-West Life Assurance Company, The Canada Life Assurance Company and The Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.04% interest)
50.0% - Laurier House Apartments Limited (50.0% owned by The Great-West Life Assurance Company)
50.0% - Marine Promenade Properties Inc. (50.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Phase II Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Trop Beau Developments Limited (70.0% owned by The Great-West Life Assurance Company)
53.0% - 2148902 Alberta Ltd. (26% owned by the Great-West Life & Annuity Insurance Company, 16% owned by the Canada Life Insurance Company of Canada and 5% owned by the Canada Life Assurance Company)
40.0% - 2157113 Alberta Ltd. (20% owned by the Great-West Life & Annuity Insurance Company, 30% owned by the Canada Life Insurance Company of Canada and 10% owned by the Canada Life Assurance Company)
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership (65.0% owned by The Great-West Life Assurance Company)
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership (75.0% owned by The Great-West Life Assurance Company)
30.0% - KS Village (Millstream) Inc. (70.0% owned by The Great-West Life Assurance Company)
100.0% - London Life Financial Corporation
100.0% - 11658735 Canada Inc.
100.0%% - London Reinsurance Group, Inc.
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.

100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
26.43% - London Reinsurance Group Inc. (73.57% owned by London Life Financial Corporation)
30.0% - Saskatoon West Shopping Centres Limited (70.0% owned by The Great-West Life Assurance Company)
75.0% - 2331777 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2344701 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2356720 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 0977221 B.C. Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - 9099-1696 Quebec Inc.
100.0% - Continuum Financial Centres Inc.
100.0% - Excel Private Wealth Inc.
100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.
100.0% - TORCE Financial Group Inc.
100.0% - TORCE Investment Management Inc.
100.0% - VANCE Financial Group Inc.
100.0% - VANCE Investment Inc.
100.0% - Henderson GP ULC
0.01% - Henderson Structured Settlements LP (99.9% held by Financial Horizons Incorporated)
99.9% - Henderson Structures Settlements LP (0.01% held by Henderson GP ULC)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and the Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.04% interest)
5.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 26% by The Great-West Life Assurance Company and 16% by The Canada Life Insurance Company of Canada)
10.0% - 2157113 Alberta Ltd. (40% owned by London Life Insurance Company, 20% by The Great-West Life Assurance Company and 30% by The Canada Life Insurance Company of Canada)
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - Canada Life Reinsurance Ltd.
100.0% - The Canada Life Group (U.K.) Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company Limited
28% - JDC Group AG
100.0% - Jung, DMS & Cie.AG

100.0% - Jung, DMS & Cie. Fundmatrix AG
100.0% - Jung, DMS & Cie.Pro GmbH
100.0% - Jung, DMS & Cie.Pool GmbH
100.0% - JDC Geld,de GmbH
100.0% - JDC plus GmbH
100.0% - JDC B-LAB GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH
100.0% - FINUM.Private Finance AG
100.0% - FVV – GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
100.0% - FINUM.Private Finance AG
100.0% - Jung, DMS & Cie. GmbH
51.0% - Jupoo finance GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
7.0% - Irish Association of Investment Managers CLG
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life UK Staff Pension Trustee Limited
100.0% - MGM Advantage Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - MGM Advantage Life Limited
100.0% - MGM Advantage Life Trustee Limited
100.0% - Canada Life SIPP Trustee Limited
100.0% - Canada Life Limited
26.0% - ETC Hobley Drive Management Company Limited

100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - ILGAPT Limited
100.0% - ILGWM Limited
100.0% - Irish Life Health dac
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
100.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Services Limited
25.0% EIS Financial Services Limited (75.0% interest unknown)
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Irish Holdings Unlimited Company
75.0% - 1939 ILIV Consulting Limited
100.0% - Invesco Limited
100.0% - Invesco Trustee DAC
100.0% - City Life Limited
100.0% - ILP Pension Trustees DAC
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Trustee Services Limited
100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
20.0% - Choralli Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
45.0% - Wealthsimple Europe S.á.r.l.

100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe
100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
100.0% - Canada Life Capital Bermuda II Limited
22.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc., 55% owned by The Great-West Life Assurance Company)
100.0% - CL 22 Chapel GP Inc.
0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)
100.0% - CL Eastlake GP Inc.
0.001% - CL Eastlake LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Eastlake LP (0.001% owned by CL Eastlake GP Inc.)
100.0% - CL Lago GP Inc.
0.001% - CL Lago LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Lago LP (0.001% owned by CL 22 Chapel GP Inc.)
100.0% - CL 431 La Cienega GP Inc.
0.001% - CL 431 La Cienega LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 431 La Cienega LP (0.001% owned by CL 431 La Cienega GP Inc.)
100.0% - The Canada Life Insurance Company of Canada
24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance Company and The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.04% interest)
100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Great-West Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (11.8% The Canada Life Assurance Company, 29.4% The Great-West Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
16.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 26% by The Great-West Life Assurance Company and 5% by The Canada Life Assurance Company)
30.0% - 2157113 Alberta Ltd (40% owned by London Life Insurance Company, 20% by The Great-West Life Assurance Company and 10% by The Canada Life Assurance Company)
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.
100.0% - Canada Life Mortgage Services Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Great-West Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC
100.0% - EW PG – Airport Owner, LLC
D.	IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
62.080% - IGM Financial Inc. (direct and indirect 65.948%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 11263552 Canada Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited
100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Investments Charitable Foundation

14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie U.S. Fund Management Inc.
13.9% - China Asset Management Co., Ltd.
100.0% - MGELS Fund Management (Cayman) Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
18.54% - Portag3 Ventures LP
19.82% - Springboard LP
55.23% - Springboard LP
85.29% - WealthSimple Financial Corp.
29.33% - Springboard II LP
25.44% - Personal Capital Corporation
100.0% - Personal Capital Services Corporation
100.0% - Personal Capital Advisors Corporation
100.0% - Personal Capital Technology Corporation
33.3% - Portag3 Ventures II Affiliates LP
31.97% - Portag3 ventures II LP
E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
51.7% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
12.0% - Pernod Ricard (7.5% in capital)
17.9% - Umicore
19.8% - Ontex
0.4% - LTI One SA
96.5% - FINPAR II SA
0.1% - Groupe Bruxelles Lambert
0.1% - Ontex

90.2% - FINPAR III SA
0.1% - Groupe Bruxelles Lambert
0.1% - GEA
94.4% - FINPAR IV SA
0.1% - Groupe Bruxelles Lambert
0.1% - Imerys
1.2% - Sagerpar SA
100.0% - Belgian Securities BV
Capital
67.6% - Imerys (53.9% in capital)
100.0% - Brussels Securities SA
Capital
99.6% - LTI One SA
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
100.0% - URDAC SA
0.1% - Groupe Bruxelles Lambert
100.0% - FINPAR SA
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar SA
2.5% - Groupe Bruxelles Lambert
10.0% - GBL Participations SA
10.0% - Brussels Advisors SA
100.0% - GBL O
90.0% - GBL Participations SA
90.0% - Brussels Advisors SA
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - RPCE Consulting SAS
100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R S.á.r.l.
100.0% - GBL Energy S.á.r.l.
Capital
1.1% - Total (0.6% in capital)
100.0% - Serena S.á.r.l.
Capital
16.7% - SGS
100.0% - Eliott Capital S.á.r.l.
Capital
7.6% - LafargeHolcim
100.0% - Sienna Capital S.á.r.l
Capital

100.00% - Sienna Capital London Ltd.
100.0% Sienna Capital Invest SCSp
Capital
0.3% - Sagard II A FPCI
75.0% - Sagard II B FPCI
26.9% - Sagard 3 FPCI
29.6% - Kartesia Credit Opportunities III SCA, SICAV-SIF
17.2% - Kartesia Credit Opportunities IV SCS
22.2% - Kartesia Management SA
78.3% - PrimeStone Capital Fund ICAV
1.7% - PrimeStone Capital Special Limited Partner SCSp
9.8% - BDT Capital Partners Fund II (INT),L.P.
7.2% - Fund II – A Spirits, LP
16.4% - Matador Coininvestment SCSP
3.1% - Carlyle International Energy Partners II – EU SCSp
100.0% - Sienna Capital Participations S.á.r.l
Capital
10.8% - Sagard FCPR
50.0% - Ergon Capital Partners SA
42.4% - Ergon Capital Partners II SA
89.9% - Ergon Capital Parnters III SA
34.4% - Ergon Capital Partners IV, SCSp
15.9% - Ergon ospeo Long Term Value Fund SCSp
15.1% - Mérieux Participations SAS
34.3% - Mérieux Participations 2 SAS
34.9% - KKR Sigma Co-Invest II L.P.
6.87% - StreetTeam Software Limited (DBA as Pollen)
48.6% - Backed 1 LP
9.6% - Backed 1 Founder LP
100.0% - Backed Encore 1 LP
10.0% - Backed Encore 1 Founder LP
100.0% - Backed 2 LP
10.0% - Backed 2 Founder LP
100.0% - Marcho Partners Feeder Fund ICAV
100.0% - GBL Finance S.á.r.l
100.0% - Miles Capital S.á.r.l
Capital
23.1% - Piolin II S.á.r.l
Capital
100.0% - Piolin Spain SAU
Capital
99.5% - Parques Reunidos
100.0% - Oliver Capital S.á.r.l
Capital
8.4% - GEA
100.0% - Theo Capital S.á.r.l
Capital

6.8% - adidas
100.0% - Owen Capital S.á.r.l
3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
100.0% - Sapiens S.á.r.l
Capital
64.7% – Marnix Lux SA
Capital
100.0% - Marnix French ParentCo SAS
Capital
100.0% - Marnix French TopCo SAS
Capital
100.0% - Marnix SAS
Capital
100.0% - Courcelles Lux SCA
Capital
100.0% - Wowholdco SAS
Capital
100.0% - Wowmidco SAS
Capital
100.0% - Wowbidco SAS
Capital
100.0% - Webhelp SAS
F.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
13.9% - China Asset Management Limited
G.	Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - 3540529 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - SVRE Management Inc.
70.0% - 7 Saint-Jacques GP Inc.
0.01% 7 Saint-Jacques Limited Partnership
49.99% - 7 Saint-Jacques Limited Partnership
100.0% - 3121011 Canada Inc.

100.0% - 171263 Canada Inc.
100.0% - Power Sustainable Capital Investments Inc.
100.0% - Power Pacific Investment Management Inc.
100.0% - Sagard China Absolute Return A Share Fund (Canada) GP Inc.
100.0% - Sagard China Absolute Return A Share Fund (Canada) LP
100.0% - Power Pacific Investment Management (Ireland) Limited
100.0% - Power Sagard (Shanghai) Investment Management Co., Ltd.
8.92% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
75.0% - Paintearth Wind Project LP
100.0% - Stirling Wind Project LP
75.0% - Wheatland Wind Project LP
100.0% - Emerald Solar Energy, SRL
100.0% - Jenner Wind Limited Partnership
100.0% - Power Renewable Energy Corporation
100.0% - Sequoia Energy Inc.
100.0% - Sequoia Energy US Inc.
100.0% - Musselshell Wind Holdings, LLC
100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar LP
85.0% - Reliant First Nations LP
100.0% - PSI Solar Finance 1 LP
100.0% - MOM Solar LP
100.0% - Potentia Solar 5 LP
100.0% - Potentia Solar 6 LP
100.0% - Potentia Solar 7 LP
100.0% - Potentia Solar 9 LP
100.0% - Potentia Solar 14 LP
100.0% - Solarize Holdings Corp.
100.0% - Potentia Solar Holdings Corp.
100.0%- Banjo Solar Holdings Corp.
64.0% - Potentia MN Solar Fund I, LLC
100.0% - Golden South Wind LP
100.0% - Potentia Renewables 15 LP (Affinity and RT Solar)
100.0% - Potentia Renewables 16 LP (Solar Gardens)
50.0% - Pokeshaw Windfarm LP
100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Helios Solar Torsk, LLC
100.0% - Bulldog Solar One LLC
100.0% - Burns Solar One LLC
100.0% - MVR Solar One LLC

100.0% - Mason Solar One,LLC
100.0% - Pittman Solar One LLC
100.0% - Chesapeake Energy One, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Castle Solar, LLC
100.0% - NSE Sackets Solar, LLC
100.0% - Clifton Park Solar 1, LLC
100.0% - Clifton Park Solar 2, LLC
100.0% - Hamlin Solar 1, LLC
100.0% - NSE Stag Industrial MA 1, LLC
100.0% - NSE Beacon Solar, LLC
100.0% - ISM Solar Cranston
100.0% - P52ES Raphael Rd Community Solar, LLC (White Marsh)
100.0% - P52ES 1755 Henryton Road Phase I, LLC
100.0% - P52ES 1755 Henryton Road Phase 2, LLC
100.0% - P52ES 12855 Frederick Road Phase 1, LLC (Triple Creek)
100.0% - Nautilus Helios Solar Blackpoint, LLC
100.0% - TPE King Solar Holdings1, LLC
100.0% - TPE King Solar Holdings2, LLC
100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - TPE Hopkins Solar Holdings1, LLC
100.0% - Nautilus Slar Term Holdco, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - 2241091 Ontario Inc. GP
100.0% - Prowind Renewable Inc
- 100.0% - Bright Oak Solar
100.0% - River Valley Solar LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - Virgo KAM MM Holdco, LLC
1.0% - Virgo KAM Holdco, LLC
100.0% - Lindstrom Solar LLC
100.0% - Winstead Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - VH Holdco I, LLC
1.0% – VH WB Holdco, LLC
100.0% - VH West Brookfield LLC
100% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% – VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC
100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - Virgo Goat Island MM Holdco, LLC
1.0% - Virgo Goat Island Holdco, LLC

100.0% -Nautilus Goat Island Solar, LLC
100.0% – NS Belle Mead, LLC
60.51% - Lumenpulse Group Inc.
100.0% - Lumenpulse Finance Corp.
100.0% - Lumenpulse Lighting Corp.
80.93% - Sternberg Lanterns, Inc.
100.0% - Exenia s.r.l.
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
44.15% - The Lion Electric Company
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Sagard Healthcare Royalty Partners GP LLC
100.0% - Sagard Healthcare Royalty Partners, LP
100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC
100.0% - Portag3 Ventures Participation Inc.
100.0% - Portag3 Ventures Participation US LP
100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP
100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP
100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc.
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP
100.0% - Portag3 Ventures II Carried Interest LP
100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Springboard III GP Inc.
100.0% - Springboard III LP
100.0% - Sagard Holdings ULC
4.0% - 1069759 B.C. Unlimited Liability Company
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.

21.4% - GP Strategies Corp.
4.23% - Jaguar Health Inc.
96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Innovations Canada Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Performance Sports Group Hong Kong Ltd.
100.0% - Jacmal BV
100.0% - Bauer CR spol s.r.o.
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC
100.0% - Easton Diamond Sports, LLC
100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC
100.0% - Bauer Hockey Retail, LLC
100.0% - Power Corporation of Canada Inc.
100.0% - 4190297 Canada Inc.
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% Gestion Gesca Inc.
100.0% - 11249177 Canada Inc.
100.0% - 10206911 Canada Inc.
100.0% - Gesca Numerique Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
100.0% Les Editions Plus Ltee
50.0% - 1004096 Canada Inc. (“workopolis”)

H.	Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - PFC Ventures Inc.
100.0% - 9194649 Canada Inc.
100.0% - Springboard L.P.
85.29.% - Wealthsimple Financial Corp. (84.87% equity)
100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Advisor Services Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - CSA Computing Inc.
100.0% - Wealthsimple US, Ltd.
100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple Investments US, Ltd.
51.00% - Wealthsimple Europe S.a.r.l
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe Ltd

Item 29. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
Colorado Business Corporation Act
Article 109 – INDEMNIFICATION
Section 7-109-101. Definitions.
As used in this article:
(1)	“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.
(2)	“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.
(3)	“Expenses” includes counsel fees.
(4)	“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.
(5)	“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.
(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.
Section 7-109-102. Authority to indemnify directors.
(1)	Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:
	(a)	The person’s conduct was in good faith; and

	(b)	The person reasonably believed:
		(I)	In the case of conduct in an official capacity with the corporation, that such conduct was in the corporation’s best interests; and
		(II)	In all other cases, that such conduct was at least not opposed to the corporation’s best interests; and
	(c)	In the case of any criminal proceeding, the person had no reasonable cause to believe the person’s conduct was unlawful.
(2)	A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.
(3)	The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this section.
(4)	A corporation may not indemnify a director under this section:
	(a)	In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or
	(b)	In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.
(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by the person in connection with the proceeding.
Section 7-109-104. Advance of Expenses to Directors.
(1)	A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:
	(a)	The director furnishes to the corporation a written affirmation of the director’s good-faith belief that the director has met the standard of conduct described in section 7-109-102;
	(b)	The director furnishes to the corporation a written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct; and
	(c)	A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.
(2)	The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.
(3)	Determinations and authorizations of payments under this section shall be made in the manner specified in section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.
(1)	Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:
	(a)	If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.
	(b)	If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1) or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.
Section 7-109-106. Determination and Authorization of Indemnification of Directors.
(1)	A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received and the determination required by section 7-109-104(1)(c) has been made.
(2)	The determinations required by subsection (1) of this section shall be made:
	(a)	By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or
	(b)	If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.
(3)	If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and a committee cannot be established under paragraph (b) of subsection (2) of this section, or, even if a quorum is obtained or a committee is designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:
	(a)	By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or
	(b)	By the shareholders.
(4)	Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.
Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.
(1)	Unless otherwise provided in the articles of incorporation:

(a)	An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;
(b)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director; and
(c)	A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.
Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109. Limitation of Indemnification of Directors.
(1)	A provision treating a corporation’s indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except an insurance policy, or otherwise, is valid only to the extent the provision is not inconsistent with sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification and advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.
(2)	Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.
Section 7-109-110. Notice to Shareholders of Indemnification of Director.
If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.
Bylaws of Great-West
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:
(a)	“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;
(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:
(a)	the person conducted himself or herself in good faith; and
(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:
(a)	the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and
(b)	with respect to the matter(s) giving rise to the proceeding:
	(i)	the person conducted himself or herself in good faith; and
	(ii)	the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and
	(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
	(iv)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.
Item 30. Principal Underwriter
(a)	GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. Including the Registrant, GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company (“GWL&A”), Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York (“GWL&A NY”), Variable Annuity-2 Series Account of GWL&A, Variable Annuity-2 Series Account of GWL&A NY, Variable Annuity-8 Series Account of GWL&A, Variable Annuity-8 Series Account of GWL&ANY, COLI VUL-2 Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A NY, COLI VUL-4 Series Account of GWL&A, FutureFunds Series Account of GWL&A, Maxim Series Account of GWL&A, Prestige Variable Life Account of GWL&A, and Trillium Variable Annuity Account of GWL&A.
(b)	Directors and Officers of GWFS:

Name	Principal Business Address	Positions and Offices with Underwriter
C.E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, and Chief Executive Officer

Name	Principal Business Address	Positions and Offices with Underwriter
S.E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
R.H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
W.J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
D.A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
R.L. Logsdon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Counsel, and Secretary
R.M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
K.I. Schindler	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
M.J. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
T.L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
B.R. Hudson	8515 East Orchard Road Greenwood Village, CO 80111	Senior Counsel and Assistant Secretary

(c)	Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-	-0-
Item 31. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation.
The Depositor represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on this 17th day of April, 2020.
COLI VUL-2 SERIES ACCOUNT (Registrant)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	April 17, 2020
R. Jeffrey Orr*
/s/ Edmund F. Murphy III	President and Chief Executive Officer	April 17, 2020
Edmund F. Murphy III
/s/ Andra S. Bolotin	Executive Vice President & Chief Financial Officer	April 17, 2020
Andra S. Bolotin
/s/ John L. Bernbach	Director	April 17, 2020
John L. Bernbach*
/s/ Robin Bienfait	Director	April 17, 2020
Robin Bienfait*
/s/ Marcel R. Coutu	Director	April 17, 2020
Marcel R. Coutu*
/s/ André R. Desmarais	Director	April 17, 2020
André R. Desmarais*
/s/ Paul G. Desmarais, Jr.	Director	April 17, 2020
Paul G. Desmarais, Jr.*
/s/ Gary A. Doer	Director	April 17, 2020
Gary A. Doer*
/s/ Gregory J. Fleming	Director	April 17, 2020
Gregory J. Fleming*
Director
Claude Généreux

	Signature	Title	Date
	/s/ Alain Louvel	Director	April 17, 2020
Alain Louvel*
	/s/ Paula B. Madoff	Director	April 17, 2020
Paula B. Madoff*
	/s/ Paul A. Mahon	Director	April 17, 2020
Paul A. Mahon*
	/s/ Robert L. Reynolds	Director	April 17, 2020
Robert L. Reynolds*
	/s/ T. Timothy Ryan, Jr.	Director	April 17, 2020
T. Timothy Ryan, Jr.*
Director
Jerome J. Selitto
	/s/ Gregory D. Tretiak	Director	April 17, 2020
Gregory D. Tretiak*
	/s/ Brian E. Walsh	Director	April 17, 2020
Brian E. Walsh*

*By:	/s/ Ryan L. Logsdon	*Attorney-in-fact pursuant to Power of Attorney	April 17, 2020
Ryan L. Logsdon